As filed with the Securities and Exchange Commission on April 30, 2026
Securities Act of 1933 File No. 033-78960
Investment Company Act of 1940 File No. 811-08510

United States
Securities And Exchange Commission
Washington, D.C. 20549

Form N-1A
Registration Statement
UNDER The Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 119	☒
and/or
REGISTRATION STATEMENT
UNDER The Investment Company Act of 1940	☒
Amendment No. 122

MATTHEWS INTERNATIONAL FUNDS
(Exact Name of Registrant as Specified in Charter)

Four Embarcadero Center, Suite 550 San Francisco, CA 94111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (415) 788-7553

Mark Headley, President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
(Name and Address of Agent for Service)

Copies To:
Deepa Damre Smith, Vice President
Four Embarcadero Center, Suite 550
San Francisco, CA 94111
David A. Hearth, Esq.
Paul Hastings LLP
101 California Street, 48th Floor
San Francisco, CA 94111

It is proposed that this filing will become effective (check appropriate box)
☒	immediately upon filing pursuant to paragraph (b)
☐	on ____________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on ____________ pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ____________ pursuant to paragraph (a)(2) of rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Matthews Asia Funds | Prospectus
April 30, 2026 | matthewsasia.com

Matthews Emerging Markets Equity Active ETF (MEM)
Matthews Emerging Markets ex China Active ETF (MEMX)
Matthews Emerging Markets Sustainable Future Active ETF (EMSF)
Matthews Emerging Markets Discovery Active ETF (MEMS)*
Matthews Asia Innovators Active ETF (MINV)
Matthews Pacific Tiger Active ETF (ASIA)
Matthews Asia Dividend Active ETF (ADVE)
Matthews China Active ETF (MCH)
Matthews China Innovators Active ETF (MCHS)*†
Matthews India Active ETF (INDE)
Matthews Japan Active ETF (JPAN)
Matthews Korea Active ETF (MKOR)
† Formerly known as Matthews China Discovery Active ETF

Listed on the NYSE Arca * Listed on NASDAQ

The U.S. Securities and Exchange Commission
(the “SEC”) has not approved or disapproved the
Funds. Also, the SEC has not passed upon the
adequacy or accuracy of this prospectus. Anyone
who informs you otherwise is committing a crime.

Contents
Matthews Asia Funds
matthewsasia.com

Please read this document carefully before you make any investment decision. If you have any questions, do not hesitate to contact a Matthews Asia Funds representative at 833.228.5605 or visit matthewsasia.com.
Please keep this prospectus with your other account documents for future reference.

Matthews Emerging Markets Equity Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Equity Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund may concentrate its investments (meaning more than 25% of its assets) from time to time in a single country, including China.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits
Matthews Emerging Markets Equity Active ETF 1

from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets:
Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S. and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund
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invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade
Matthews Emerging Markets Equity Active ETF 3

at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China, Taiwan, South Korea and India.
Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments.
Risks Associated with Variable Interest Entities: The Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors, such as technology, media, and telecommunications, by non-Chinese individuals and entities is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in an offshore holding company or a special purpose vehicle (“SPV”) that has entered into contractual arrangements with a China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through
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contractual means rather than through formal equity ownership. Shares of the offshore holding company or SPV, in turn, may be listed and traded on exchanges outside of mainland China and made available to non-Chinese investors.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of an offshore holding company’s or SPV’s contractual arrangements, with little or no legal recourse. In addition, foreign investors in an offshore holding company or SPV generally lack meaningful rights to participate in the operating company’s corporate decision-making, and their interests may not align with those of
Chinese equity holders. Investments in Chinese VIEs present significant risks. Listed holding companies or SPVs acting as VIEs may face delisting or other significant regulatory consequences for failure to meet the requirements of non-Chinese exchanges and regulators, including from the U.S. government over investor protection and other concerns stemming from the lack of transparency connected to China-based operating companies of VIEs. Under extreme circumstances, China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign investors. If any of these or similar events take place, the market value of a Fund’s associated portfolio holdings would likely decline significantly and may lose all value, which could result in substantial investment losses for the Fund.
Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Financials Sector Risk: As of December 31, 2025, 29% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
—Information Technology Sector Risk: As of December 31, 2025, 24% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber
Matthews Emerging Markets Equity Active ETF 5

incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2025
11.57%
Worst Quarter
Q4 2024
-6.24%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Emerging Markets Equity Active ETF		7/13/2022
Return before taxes	27.53%	14.61%
Return after taxes on distributions[1]	26.54%	13.66%
Return after taxes on distributions and sale of Fund shares[1]	17.11%	11.36%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	34.36%	14.50%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Sean Taylor is Chief Investment Officer and has been a Portfolio Manager of the Matthews Emerging Markets Equity Active ETF since 2023.
●
Jeremy Sutch, CFA, has been a Portfolio Manager of the Matthews Emerging Markets Equity Active ETF since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Emerging Markets Equity Active ETF 7

Matthews Emerging Markets ex China Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets ex China Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in emerging market countries excluding China. Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. For purposes of excluding China only, Matthews defines a company or issuer as “located” in China if it is organized under the laws of China or has its principal place of business in China. The list of emerging market countries and frontier market countries may change from time to time. The Fund may also invest in companies located in developed countries or China; however, the Fund may not invest in any company located in a developed country or China if, at the time of purchase, more than 20% of the Fund’s assets are invested in a combination of developed market and Chinese companies. China includes its administrative and other districts such as Hong Kong and Macau. The Fund may concentrate its investments (meaning more than 25% of its assets) from time to time in a single country, with the exception of China.
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Except for China as described above, a company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets ex China Index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country, including with respect to whether an issuer or security may be deemed to be a Chinese issuer or security for exclusionary purposes. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets:
Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S. and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging
Matthews Emerging Markets ex China Active ETF 9

market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may
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increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in India, South Korea and Taiwan.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or
Matthews Emerging Markets ex China Active ETF 11

Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.
Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 30% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
—Financials Sector Risk: As of December 31, 2025, 28% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2025
16.84%
Worst Quarter
Q1 2025
-4.01%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Emerging Markets ex China Active ETF		1/10/2023
Return before taxes	30.78%	16.14%
Return after taxes on distributions[1]	30.21%	15.83%
Return after taxes on distributions and sale of Fund shares[1]	18.72%	12.72%
MSCI Emerging Markets ex China Index (reflects no deduction for fees, expenses or taxes)	35.64%	18.00%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Jeremy Sutch, CFA, has been a Portfolio Manager of the Matthews Emerging Markets ex China Active ETF since 2023.
●
Sean Taylor is Chief Investment Officer and has been a Portfolio Manager of the Matthews Emerging Markets ex China Active ETF since 2023.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Emerging Markets ex China Active ETF 13

Matthews Emerging Markets Sustainable Future Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Sustainable Future Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies of any market capitalization located in emerging market countries, such as China and India, that satisfy one or more of the Fund’s environmental, social and governance (“ESG”) standards. Up to 20% of the Fund’s net assets may be invested in companies that do not satisfy these ESG standards. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund has concentrated its investments (meaning more than 25% of its assets) from time to time in a single country, including China.
Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may change from time to time.
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A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging markets (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Index; or (v) it is denominated in the currency of an emerging markets country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receiptsthat are treated as emerging markets investments, including American, European and Global Depositary Receipts.
In implementing its strategy for this Fund, Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to integration of sustainability or ESG considerations. Businesses that meet one or more of the Fund’s ESG standards are generally businesses that currently engage in practices or have business objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment or businesses that promote positive environmental, social and economic developments. Matthews uses various sources of information, including non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, it is Matthews’ determination, based on its own analysis, as to whether a company satisfies those standards and is eligible for investment by the Fund.
In addition to traditional financial data, the stock selection process takes into consideration the Fund’s ESG standards that help identify companies that Matthews believes contribute (or have the potential to contribute) to a sustainable future by addressing global environmental and social challenges. Matthews will use these standards to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from third-party data providers ISS ESG, MSCI and Sustainalytics, and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. These third-party providers use data and various metrics to assess companies’ exposure to certain business activities and evaluate companies’ adherence to international ESG-related norms. Matthews’ screening process may use various thresholds based on the percentage of revenue derived from certain sectors, including (1) the production or sale of tobacco products, (2) controversial weapons (e.g., cluster munitions) or the production of or military contracting for weapons, and (3) the exploration, extraction, or production of energy using certain fossil fuels, including thermal coal. The screening process is also used to help Matthews exclude companies that are in severe breach of the goals of the UN Global Compact or the OECD Guidelines for Multinational Enterprises. The ESG characteristics used by Matthews to identify or exclude potential investments may change from time to time.
The Fund engages its portfolio companies on sustainability matters primarily through active dialogue and proxy voting, which will be voted according to the Fund’s ESG standards, and by encouraging enhanced ESG disclosure. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, including, but not limited to, the financial and industrial sectors, but the Fund may invest in companies in any sector.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. While the Fund may invest in companies across the market capitalization spectrum, Matthews anticipates that it will invest a substantial portion of Fund assets in smaller companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose
Matthews Emerging Markets Sustainable Future Active ETF 15

less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Risks Associated with Emerging and Frontier Markets:
Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S. and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the
U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Sustainable and ESG Investing Risk: The Fund’s sustainability and ESG strategy may select or exclude securities of certain issuers for reasons other than potential performance. The Fund’s consideration of its ESG standards in making its investment decisions may reduce or increase the Fund’s exposure to certain issuers, industries, sectors, regions or countries or cause the Fund to forego certain investment opportunities which may lower the performance of the Fund as compared to funds that do not utilize a sustainability or ESG strategy. Sustainability and ESG investing is qualitative and subjective by nature, and there is no guarantee that the standards used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. Although an investment by the Fund in a company may satisfy one or more of the Fund’s ESG standards in the view of the portfolio managers, there is no guarantee that such company will actually conduct its affairs in a manner that is less destructive to the environment, or that will actually promote positive social and economic developments or otherwise contribute to a sustainable future, and that same company may also fail to satisfy other ESG standards, in some cases even egregiously. In addition, Matthews may utilize third party data to evaluate ESG factors which may be incomplete or inaccurate
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and cause Matthews to incorrectly assess the ESG characteristics of a security or issuer. Third party data and ratings are not consistent across providers and may produce different results with respect to a particular company or issuer. Funds with sustainability investment strategies are generally suited for long-term rather than short-term investors.
There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders,
Matthews Emerging Markets Sustainable Future Active ETF 17

including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
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Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China and India.
Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India
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experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 33% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Non-Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Matthews Emerging Markets Sustainable Future Active ETF 19

Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2025
14.23%
Worst Quarter
Q4 2024
-11.88%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Emerging Markets Sustainable Future Active ETF		9/21/2023
Return before taxes	25.68%	10.64%
Return after taxes on distributions[1]	22.49%	8.90%
Return after taxes on distributions and sale of Fund shares[1]	15.47%	7.56%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	34.36%	21.65%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
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Vivek Tanneeru has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Active ETF since its inception in 2023.
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Sean Taylor is Chief Investment Officer and has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Active ETF since 2026.
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Kathlyn Collins, CAIA, has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Active ETF since 2026.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
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Matthews Emerging Markets Discovery Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver[1]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	0.89%
1
Matthews has contractually agreed to waive 0.10% of its management fee for this Fund. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2027 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$91	$305	$537	$1,204
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Emerging Markets Discovery Active ETF seeks to achieve its investment objective by investing at least 65% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of Small Companies (defined below). The remainder of the portfolio may be invested in other investments that facilitate its investment objective, including mid and large capitalization securities. In addition, at least 80% of the Fund’s net assets, which includes borrowings for investment purposes, will be invested in the common and preferred stocks of companies located in emerging market countries, such as China and India.
Emerging market countries generally include every country in the world except the United States, Australia, Canada, Hong Kong, Israel, Japan, New Zealand, Singapore and most of the countries in Western Europe. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam. The list of emerging market countries and frontier market countries may
Matthews Emerging Markets Discovery Active ETF 21

change from time to time. The Fund may also invest in companies located in developed countries; however, the Fund may not invest in any company located in a developed country if, at the time of purchase, more than 20% of the Fund’s assets are invested in developed market companies. The Fund can concentrate its investments (meaning more than 25% of its assets) in a single country such as China. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an emerging market (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI Emerging Markets Small Cap Index; or (v) it is denominated in the currency of an emerging market country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receipts that are treated as emerging markets investments, including American, European and Global Depositary Receipts.
The Fund seeks to invest in smaller companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews generally determines whether a company should be considered to be a small company based on its market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets in any company that has a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the MSCI Emerging Markets Small Cap Index (each, a “Small Company” and together, “Small Companies”).
Companies in which the Fund invests typically operate in growth industries and possess the potential to expand their scope of business over time. A company may grow to a market capitalization that is higher than the greater of $5 billion or the market capitalization of the largest company included in the Fund’s secondary benchmark after the Fund has purchased its securities; nevertheless, the existing holdings of securities of such a company will continue to be considered a Small
Company. If additional purchases of a security are made, all holdings (including prior purchases) of that security will be re-classified with respect to its market capitalization at the time of the last purchase. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Foreign Investing Risk: Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the U.S., and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Fund. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the U.S., which could affect the liquidity of the Fund’s portfolio.
Risks Associated with Emerging and Frontier Markets:
Emerging and frontier markets are often less stable politically and economically than developed markets such as the U.S. and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes
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in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) on smaller companies may be greater than on larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks. Some smaller companies may have aggressive capital structures, including high debt levels, and be involved in rapidly growing or changing industries or technologies with intense competition. These companies often have limited operating histories resulting in less predictable operating results.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Matthews Emerging Markets Discovery Active ETF 23

Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
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Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
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Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
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Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
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Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares
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on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China and India.
Risks Associated with China: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 23% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
—Financials Sector Risk: As of December 31, 2025, 20% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Non-Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Matthews Emerging Markets Discovery Active ETF 25

Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2025
12.93%
Worst Quarter
Q1 2025
-1.99%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Emerging Markets Discovery Active ETF		1/10/2024
Return before taxes	11.14%	3.15%
Return after taxes on distributions[1]	10.10%	2.48%
Return after taxes on distributions and sale of Fund shares[1]	6.81%	2.23%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	34.36%	22.88%
MSCI Emerging Markets Small Cap Index (reflects no deduction for fees, expenses or taxes)	19.09%	12.88%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
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Jeremy Sutch, CFA, has been a Portfolio Manager of the Matthews Emerging Markets Discovery Active ETF since its inception in 2024.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
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Matthews Asia Innovators Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asia Innovators Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. Asia includes all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.
Matthews seeks to invest in companies whose innovations may support durable growth and business resilience across market cycles. In identifying innovators, Matthews expects to focus on companies that enable or adopt innovation to address significant structural challenges and have the potential to create long term shareholder value. Such companies may include innovation enablers—companies that provide the hardware, software, platforms, and systems that support technological advancements—as well as innovation adopters, companies that apply innovative technologies to enhance efficiency, differentiation, and growth across a wide range of industries. In evaluating potential investments, Matthews may consider how a company’s innovations address structural challenges and support long-term value creation.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes
Matthews Asia Innovators Active ETF 27

that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
It is important to note that there are no universally agreed upon objective standards for assessing innovators. Innovative companies can be both old and new companies. Innovative companies can exist in any industries, old and new, and in any countries, emerging or developed. Companies perceived as innovators in one country or one industry might not be perceived as innovators in another country or another industry. For these reasons, the term innovators may be aspirational and tend to be stated broadly and applied flexibly.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any size, including smaller size companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.
The Fund expects to focus its investments in the common and preferred stocks of companies in science-related and technology-related sectors, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more additional sectors, but the Fund may invest in companies in any sector. The implementation of the Fund’s principal investment strategies may also result in high portfolio turnover rates.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of
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companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
Risks Associated with Investing in Innovative Companies: The standards for assessing innovative companies tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Science and Technology Companies Risk: As a fund that invests in science-related and technology-related sectors, the Fund is subject to the risks associated with these sectors. This makes the Fund more vulnerable to the price changes of securities issuers in science- and technology-related sectors and to factors that affect these sectors, relative to a broadly diversified fund. Certain science- and technology-related companies may face special risks because their products or services may not prove to be commercially successful. Many science and technology companies have limited operating histories and experience in managing adverse market conditions, and are also strongly affected by worldwide scientific or technological developments and global demand cycles. As a result, their products may rapidly become obsolete, which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by changes in governmental policies. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies.
Focused Sector Exposure Risk: By focusing on a group of sectors, the Fund carries much greater risks of adverse developments and price movements in such sectors than a fund that invests in a wider variety of sectors. Because the Fund focuses in a group of sectors, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such sectors.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund's shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund's investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions
Matthews Asia Innovators Active ETF 29

directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have
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limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China, Taiwan and India.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and
Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 39% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
—Consumer Discretionary Sector Risk: As of December 31, 2025, 20% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer
Matthews Asia Innovators Active ETF 31

confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2025
18.69%
Worst Quarter
Q3 2023
-4.67%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Asia Innovators Active ETF		7/13/2022
Return before taxes	29.97%	11.42%
Return after taxes on distributions[1]	29.33%	11.23%
Return after taxes on distributions and sale of Fund shares[1]	17.91%	8.94%
MSCI All Country Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	33.02%	13.86%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Tiffany Hsiao, CFA, has been a Portfolio Manager of the Matthews Asia Innovators Active ETF since 2025.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Asia Innovators Active ETF 33

Matthews Pacific Tiger Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Pacific Tiger Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia excluding Japan, but including all other developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.
A company or other issuer is considered to be “located” in the Asia ex Japan region, and a security or instrument is deemed to be an Asia ex Japan security or instrument, if it has substantial ties to that region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that region; (iii) it has the primary trading markets for its securities in that region; (iv) it has its principal place of business in or is otherwise headquartered in that region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in that region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that region; (iii) it is at least 50% secured or backed by assets located in that region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia ex Japan Index, the Fund’s primary benchmark index; or (v) it
34 matthewsasia.com | 800.789.ASIA

is denominated in the currency of a country in that region and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts. The Fund may invest up to 20% of its net assets in debt securities, including securities issued by government entities and their political subdivisions.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may
Matthews Pacific Tiger Active ETF 35

decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund's shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund's investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of
36 matthewsasia.com | 800.789.ASIA

steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China and Taiwan.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and
Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with Taiwan. The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of the Fund’s investments.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 31% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in
Matthews Pacific Tiger Active ETF 37

government regulations, may also adversely impact information technology companies.
—Financials Sector Risk: As of December 31, 2025, 21% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2025
14.24%
Worst Quarter
Q4 2024
-7.04%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Pacific Tiger Active ETF		9/21/2023
Return before taxes	30.51%	15.46%
Return after taxes on distributions[1]	30.39%	15.42%
Return after taxes on distributions and sale of Fund shares[1]	18.49%	12.18%
MSCI All Country Asia ex Japan Index (reflects no deduction for fees, expenses or taxes)	33.02%	22.67%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
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Kathy Xu has been a Portfolio Manager of the Matthews Pacific Tiger Active ETF since 2026.
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Mark Headley has been a Portfolio Manager of the Matthews Pacific Tiger Active ETF since 2026.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Pacific Tiger Active ETF 39

Matthews Asia Dividend Active ETF
FUND SUMMARY
Investment Objective
Total return with an emphasis on providing current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Asia Dividend Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in dividend-paying equity securities of companies located in Asia. The Fund may also invest up to 20% of its net assets in convertible debt of any maturity and credit quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in Asia. Asia consists of all countries and markets in Asia, and includes developed, emerging, and frontier countries and markets in the Asian region. Certain emerging market countries may also be classified as “frontier” market countries, which are a subset of emerging market countries with newer or even less developed economies and markets, such as Sri Lanka and Vietnam.
A company or other issuer is considered to be “located” in a country or a region, and a security or instrument is deemed to be an Asian (or specific country) security or instrument, if it has substantial ties to that country or region. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of that country or any country in that region; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) it has the primary trading markets for its securities in that country or region; (iv) it has its principal place of business in or is otherwise headquartered in that country or region; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region; and (B) with respect to an instrument or issue, whether (i) its issuer is headquar
40 matthewsasia.com | 800.789.ASIA

tered or organized in that country or region; (ii) it is issued to finance a project that has at least 50% of its assets or operations in that country or region; (iii) it is at least 50% secured or backed by assets located in that country or region; (iv) it is a component of or its issuer is included in the MSCI All Country Asia Pacific Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of an Asian country and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to provide a level of current income that is higher than the yield generally available in Asian equity markets over the long term. The Fund intends to distribute its realized income, if any, regularly (typically quarterly in March, June, September and December). There is no guarantee that the Fund will be able to distribute its realized income, if any, regularly.
The Fund’s objective is total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods. Because of this objective, under normal circumstances, the Fund primarily invests in companies that exhibit attractive dividend yields and the propensity (in Matthews’ judgment) to pay increasing dividends. Matthews believes that in addition to providing current income, growing dividend payments by portfolio companies are an important component supporting capital appreciation. Matthews expects that such companies typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, including, but not limited to, the consumer discretionary sector, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss. Frontier markets, a subset of emerging markets, generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes, which could lead to greater price volatility and illiquidity.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in
Matthews Asia Dividend Active ETF 41

particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Dividend-Paying Securities Risk: The Fund will invest in dividend-paying equity securities. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. The prices of dividend-paying equity securities (and particularly of those issued by Asian companies) can be highly volatile. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. The Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund's shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund's investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and
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there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other types of securities.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Country Concentration Risk: The Fund may invest a significant portion of its assets in the securities of issuers located in a single country. An investment in the Fund therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on the Fund’s investments, and the Fund’s performance may be more volatile than that of funds that invest globally. The Fund has concentrated or may concentrate its investments in China and Japan.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and
Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation
Matthews Asia Dividend Active ETF 43

and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy, and adverse economic conditions in the U.S. or other trade partners may affect Japan.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Financials Sector Risk: As of December 31, 2025, 27% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
—Information Technology Sector Risk: As of December 31, 2025, 21% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2024
11.92%
Worst Quarter
Q4 2024
-8.11%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Asia Dividend Active ETF		9/21/2023
Return before taxes	25.91%	17.00%
Return after taxes on distributions[1]	24.94%	15.73%
Return after taxes on distributions and sale of Fund shares[1]	15.88%	12.95%
MSCI All Country Asia Pacific Index (reflects no deduction for fees, expenses or taxes)	28.59%	19.92%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Sean Taylor is Chief Investment Officer and has been a Portfolio Manager of the Matthews Asia Dividend Active ETF since 2025.
●
Sojung Park has been a Portfolio Manager of the Matthews Asia Dividend Active ETF since 2025.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Asia Dividend Active ETF 45

Matthews China Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews China Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its administrative and other districts, such as Hong Kong and Macau.
A company or other issuer is considered to be “located” in China and a security or instrument is deemed to be a Chinese security or instrument, if it has substantial ties to China. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of China; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within China; (iii) it has the primary trading markets for its securities in China; (iv) it has its principal place of business in or is otherwise headquartered in China; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of China; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in China; (ii) it is issued to finance a project that has at least 50% of its assets or operations in China; (iii) it is at least 50% secured or backed by assets located in China; (iv) it is a component of or its issuer is included in the MSCI China Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of China and addresses at least one of the other above criteria. The term “located” and the associated
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criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within China. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, China may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and
Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Risks Associated with Variable Interest Entities: The Fund may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors, such as technology,
Matthews China Active ETF 47

media, and telecommunications, by non-Chinese individuals and entities is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in an offshore holding company or a special purpose vehicle (“SPV”) that has entered into contractual arrangements with a China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Shares of the offshore holding company or SPV, in turn, may be listed and traded on exchanges outside of mainland China and made available to non-Chinese investors.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of an offshore holding company’s or SPV’s contractual arrangements, with little or no legal recourse. In addition, foreign investors in an offshore holding company or SPV generally lack meaningful rights to participate in the operating company’s corporate decision-making, and their interests may not align with those of
Chinese equity holders. Investments in Chinese VIEs present significant risks. Listed holding companies or SPVs acting as VIEs may face delisting or other significant regulatory consequences for failure to meet the requirements of non-Chinese exchanges and regulators, including from the U.S. government over investor protection and other concerns stemming from the lack of transparency connected to China-based operating companies of VIEs. Under extreme circumstances, China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign investors. If any of these or similar events take place, the market value of a Fund’s associated portfolio holdings would likely decline significantly and may lose all value, which could result in substantial investment losses for the Fund.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund's shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund's investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to
48 matthewsasia.com | 800.789.ASIA

recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant.
If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Financials Sector Risk: As of December 31, 2025, 26% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
—Consumer Discretionary Sector Risk: As of December 31, 2025, 24% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer
Matthews China Active ETF 49

confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark indices. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2024
29.37%
Worst Quarter
Q2 2023
-13.80%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews China Active ETF		7/13/2022
Return before taxes	29.85%	5.13%
Return after taxes on distributions[1]	29.50%	4.92%
Return after taxes on distributions and sale of Fund shares[1]	18.24%	4.04%
MSCI China Index (reflects no deduction for fees, expenses or taxes)	31.43%	7.69%
MSCI China All Shares Index[2] (reflects no deduction for fees, expenses or taxes)	29.22%	5.65%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2
Secondary benchmark that Matthews believes more closely represents the Fund's investable universe.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Andrew Mattock, CFA, has been a Portfolio Manager of the Matthews China Active ETF since its inception in 2022.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews China Active ETF 51

Matthews China Innovators Active ETF
(Formerly known as Matthews China Discovery Active ETF)
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.99%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.99%
Fee Waiver[1]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver	0.89%
1
Matthews has contractually agreed to waive 0.10% of its management fee for this Fund. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2027 and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the fee waiver for the one year period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$91	$305	$537	$1,204
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews China Innovators Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China that Matthews believes are innovators in their products, services, processes, business models, management, use of technology, or approach to creating, expanding or servicing their markets. China includes its administrative and other districts, such as Hong Kong. The Fund may also invest in companies located outside of China; however, the Fund may not invest in any company located outside of China if, at the time of purchase, more than 20% of the Fund’s assets are invested in companies located outside of China. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
Matthews seeks to invest in companies whose innovations may support durable growth and business resilience across market cycles. In identifying innovators, Matthews expects to focus on companies that enable or adopt innovation to address significant structural
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challenges and have the potential to create long term shareholder value. Such companies may include innovation enablers—companies that provide the hardware, software, platforms, and systems that support technological advancements—as well as innovation adopters, companies that apply innovative technologies to enhance efficiency, differentiation, and growth across a wide range of industries. In evaluating potential investments, Matthews may consider how a company’s innovations address structural challenges and support long-term value creation.
A company or other issuer is considered to be “located” in China, and a security or instrument is deemed to be a Chinese security or instrument, if it has substantial ties to China. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of China; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within China; (iii) it has the primary trading markets for its securities in China; (iv) it has its principal place of business in or is otherwise headquartered in China; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision in China; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in China; (ii) it is issued to finance a project that has at least 50% of its assets or operations in China; (iii) it is at least 50% secured or backed by assets located in China; (iv) it is a component of or its issuer is included in the MSCI China All Shares Index; or (v) it is denominated in the currency of China and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
It is important to note that there are no universally agreed upon objective standards for assessing innovators. Innovative companies can be both old and new companies. Innovative companies can exist in any industries, old and new. Companies perceived as innovators in one country or one industry might not be perceived as innovators in another country or another industry. For these reasons, Matthews applies the term innovators broadly and flexibly, using its judgment, and its interpretation may evolve over time.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any size, including smaller size companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector. The implementation of the Fund’s principal investment strategies may also result in high portfolio turnover rates.
The Fund expects to focus its investments in the common and preferred stocks of companies in science-related and technology-related sectors, which Matthews considers to be the following, among others: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Risks Associated with China and Hong Kong: The Chinese government exercises significant control over China’s economy through its industrial policies, monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies could adversely impact affected industries or companies in China. As its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and
Chinese securities issuers. In addition, the current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry in China with a potentially negative impact on the Fund’s investments. As demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty
Matthews China Innovators Active ETF 53

in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected and have an adverse effect on the Fund’s investments.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with Investing in Innovative Companies: The standards for assessing innovative companies tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Science and Technology Companies Risk: As a fund that invests in science-related and technology-related sectors, the Fund is subject to the risks associated with these sectors. This makes the Fund more vulnerable to the price changes of securities issuers in science- and technology-related sectors and to factors that affect these sectors, relative to a broadly diversified fund. Certain science- and technology-related companies may face special risks because their products or services may not prove to be commercially successful. Many science and technology companies have limited operating histories and experience in managing adverse market conditions, and are also strongly affected by worldwide scientific or technological developments and global demand cycles. As a result, their products may rapidly become obsolete, which could cause a dramatic decrease in the value of their stock. Such companies are also often subject to governmental regulation and may therefore be adversely affected by changes in governmental policies. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies.
Focused Sector Exposure Risk: By focusing on a group of sectors, the Fund carries much greater risks of adverse developments and price movements in such sectors than a fund that invests in a wider variety of sectors. Because the Fund focuses in a group of sectors, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such sectors.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading
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halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Matthews China Innovators Active ETF 55

Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund's shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund's investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) on smaller companies may be greater than on larger or more established companies. The Fund may have more difficulty obtaining information about smaller companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. The value of securities of smaller companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks. Some smaller companies may have aggressive capital structures, including high debt levels, and be involved in rapidly growing or changing industries or technologies with intense competition. These companies often have limited operating histories resulting in less predictable operating results.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Consumer Discretionary Sector Risk: As of December 31, 2025, 24% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
—Industrial Sector Risk: As of December 31, 2025, 21% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
—Information Technology Sector Risk: As of December 31, 2025, 21% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Non-Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark indices. Before April 30, 2026, the Fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from the performance shown for periods before that date. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q3 2025
20.30%
Worst Quarter
Q4 2025
-3.15%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews China Innovators Active ETF		1/10/2024
Return before taxes	30.24%	19.46%
Return after taxes on distributions[1]	29.18%	18.22%
Return after taxes on distributions and sale of Fund shares[1]	18.65%	14.97%
MSCI China All Shares Index[2] (reflects no deduction for fees, expenses or taxes)	29.22%	26.63%
MSCI China Index[2] (reflects no deduction for fees, expenses or taxes)	31.43%	29.34%
MSCI China Small Cap Index[3] (reflects no deduction for fees, expenses or taxes)	35.34%	24.25%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2
Effective April 30, 2026, in connection with changes to the Fund's name and principal investment strategies, the primary benchmark changed from the MSCI China Index to the MSCI China All Shares Index.
3
Before the changes to the Fund's name and principal investment strategies that became effective on April 30, 2026, this was the Fund's secondary benchmark index that Matthews believed more closely reflected the market segments in which the fund invested.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
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Tiffany Hsiao, CFA, has been a Portfolio Manager of the Matthews China Innovators Active ETF since 2025.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews China Innovators Active ETF 57

Matthews India Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 68% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews India Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common stocks, preferred stocks and convertible securities, of any duration or credit quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated, of companies located in India. The Fund may invest up to 20% of its net assets in debt securities, including securities issued by government entities and their political subdivisions. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.
A company or other issuer is considered to be “located” in India, and a security or instrument is deemed to be an Indian security or instrument, if it has substantial ties to India. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of India; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within India; (iii) it has the primary trading markets for its securities in India; (iv) it has its principal place of business in or is otherwise headquartered in India; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of India; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in India; (ii) it is issued to finance a project that has at least 50% of its assets or operations in India; (iii) it is at least 50% secured or backed by assets located in India; (iv) it is a component of or its issuer is included in the MSCI India Index, the Fund’s benchmark index; or (v) it is denominated in the currency of India and addresses
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at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a different location. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. While the Fund may invest in companies across the market capitalization spectrum, Matthews anticipates that it will invest a substantial portion of Fund assets in smaller companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, India may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with India: Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on the Indian economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India and between India and Pakistan (as well as sectarian groups within each country). Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global
Matthews India Active ETF 59

economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
Convertible Securities Risk: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies. The Fund may invest in convertible debt securities of any maturity and in those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities. These securities are also subject to greater liquidity risk than many other types of securities.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
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Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
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Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
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Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders,
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including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
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Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
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Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Financials Sector Risk: As of December 31, 2025, 34% of the Fund’s assets were invested in the financial sector. Financial companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other sector-specific factors.
—Consumer Discretionary Sector Risk: As of December 31, 2025, 29% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Non-Diversification Risk: The Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of
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shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
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Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2024
9.53%
Worst Quarter
Q1 2025
-7.24%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews India Active ETF		9/21/2023
Return before taxes	2.18%	9.58%
Return after taxes on distributions[1]	1.78%	9.36%
Return after taxes on distributions and sale of Fund shares[1]	1.61%	7.43%
MSCI India Index (reflects no deduction for fees, expenses or taxes)	4.29%	12.52%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
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Peeyush Mittal, CFA, has been a Portfolio Manager of the Matthews India Active ETF since its inception in 2023.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews India Active ETF 63

Matthews Japan Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Japan Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.
A company or other issuer is considered to be “located” in Japan, and a security or instrument is deemed to be a Japanese security or instrument, if it has substantial ties to Japan. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of Japan; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within Japan; (iii) it has the primary trading markets for its securities in Japan; (iv) it has its principal place of business in or is otherwise headquartered in Japan; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of Japan; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in Japan; (ii) it is issued to finance a project that has at least 50% of its assets or operations in Japan; (iii) it is at least 50% secured or backed by assets located in Japan; (iv) it is a component of or its issuer is included in the MSCI Japan Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of Japan and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. Matthews may rely on only one criterion to determine location even if other criteria point to a
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different location. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts. The Fund may invest up to 20% of its net assets in debt securities, including securities issued by government entities and their political subdivisions.
The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. The Fund may invest in companies of any market capitalization. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.
Risks Associated with Japan: The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The Japanese economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth in Japan is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth of the Japanese economy and adverse economic conditions in the U.S. or other trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events). Other factors, such as the occurrence of natural disasters and relations with neighboring countries (including China, South Korea, North Korea and Russia), may also negatively impact the Japanese economy.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or
Matthews Japan Active ETF 65

premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
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●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
High Portfolio Turnover Risk: The Fund’s principal investment strategies may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate higher taxable gains for shareholders of the Fund.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Industrial Sector Risk: As of December 31, 2025, 28% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
—Consumer Discretionary Sector Risk: As of December 31, 2025, 21% of the Fund’s assets were invested in the consumer discretionary sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Matthews Japan Active ETF 67

Past Performance
The bar chart below shows the Fund’s performance over certain periods of time and how it has varied from year to year. Also shown are the best and worst quarters for this time period. The table below shows the Fund’s performance over certain periods of time, along with performance of its benchmark index. The information presented below is past performance, before and after taxes, and is not a prediction of future results. Both the bar chart and performance table assume reinvestment of all dividends and distributions. For the Fund’s most recent month-end performance, please visit matthewsasia.com or call 833.228.5605.
Annual Total Returns For years Ended 12/31

Best Quarter
Q1 2024
15.24%
Worst Quarter
Q4 2024
-2.89%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	Since Inception
Matthews Japan Active ETF		9/21/2023
Return before taxes	21.79%	20.61%
Return after taxes on distributions[1]	19.84%	19.62%
Return after taxes on distributions and sale of Fund shares[1]	13.37%	15.95%
MSCI Japan Index (reflects no deduction for fees, expenses or taxes)	25.05%	16.91%
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Shuntaro Takeuchi has been a Portfolio Manager of the Matthews Japan Active ETF since inception in 2023.
●
Donghoon Han has been a Portfolio Manager of the Matthews Japan Active ETF since its inception in 2023.
The Portfolio Managers are primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Managers are supported by and consult with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
68 matthewsasia.com | 800.789.ASIA

Matthews Korea Active ETF
FUND SUMMARY
Investment Objective
Long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of this Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
ANNUAL OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%
Example of Fund Expenses
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	Three year	Five year	Ten year
$81	$252	$439	$978
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Matthews Korea Active ETF seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.
A company or other issuer is considered to be “located” in South Korea, and a security or instrument is deemed to be a South Korean security or instrument, if it has substantial ties to South Korea. Matthews currently makes that determination based primarily on one or more of the following criteria: (A) with respect to a company or issuer, whether (i) it is organized under the laws of South Korea; (ii) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within South Korea; (iii) it has the primary trading markets for its securities in South Korea; (iv) it has its principal place of business in or is otherwise headquartered in South Korea; or (v) it is a governmental entity or an agency, instrumentality or a political subdivision of South Korea; and (B) with respect to an instrument or issue, whether (i) its issuer is headquartered or organized in South Korea; (ii) it is issued to finance a project that has at least 50% of its assets or operations in South Korea; (iii) it is at least 50% secured or backed by assets located in South Korea; (iv) it is a component of or its issuer is included in the MSCI Korea 25/50 Index, the Fund’s primary benchmark index; or (v) it is denominated in the currency of South Korea and addresses at least one of the other above criteria. The term “located” and the associated criteria listed above have been defined in such a way that Matthews has latitude in determining whether an issuer should be included within a region or country. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.
Matthews Korea Active ETF 69

The Fund seeks to invest in companies capable of sustainable growth based on the fundamental characteristics of those companies, including balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health. Matthews expects that the companies in which the Fund invests typically will be of medium or large size, but the Fund may invest in companies of any size. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees. The implementation of the principal investment strategies of the Fund may result in a significant portion of the Fund’s assets being invested from time to time in one or more sectors, but the Fund may invest in companies in any sector.
Principal Risks of Investment
There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:
Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade.
Geopolitical Events Risk: The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the global financial markets.
Currency Risk: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, South Korea may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.
Risks Associated with Emerging Markets: Many Asian countries are considered emerging markets. Such markets are often less stable politically and economically than developed markets such as the U.S., and investing in these markets involves different and greater risks due to, among other factors, different accounting standards; variable quality and reliability of financial information and related audits of companies; higher brokerage costs and thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. There may be less publicly available information about companies in many emerging market countries, and the stock exchanges and brokerage industries in many emerging market countries typically do not have the level of government oversight as do those in the U.S. Securities markets of many emerging market countries are also substantially smaller, less liquid and more volatile than securities markets in the U.S. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
Risks Associated with South Korea: Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea, and the potential for increased militarization in North Korea. Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Fund. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
U.S. Trade Policy Risk: The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Growth Stock Risk: Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Equity Securities Risk: Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity
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securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry.
Preferred Stock Risk: Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.
Depositary Receipts Risk: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Volatility Risk: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares to go up or down dramatically. Because of this volatility, this Fund is better suited for long-term investors. If the value of the Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
ETF Risks: The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
●
Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk: Only an Authorized Participant (“AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that may act as APs, and none of these APs are or will be obligated to engage in creation or redemption transactions. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace with respect to the Fund’s shares. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face trading halts and/or delisting (that is, investors would no longer be able to trade the Fund’s shares in the secondary market): (i) APs exit the business or otherwise become unable to process creation and/or redemption orders (including in situations where APs have limited or diminished access to capital required to post collateral), and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●
Cash Redemption Risk: Unlike many ETFs, the Fund’s investment strategy may require it to redeem shares of the Fund for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
●
Costs of Buying or Selling Shares: Due to the costs of buying or selling, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares of the Fund may significantly reduce investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments. The bid/ask spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of the Fund’s holdings may be halted, the bid/ask spread may increase significantly. This means that Fund shares may trade at a discount to the Fund’s NAV, and the discount is likely to be greatest during significant market volatility. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares of the Fund and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund.
●
Large Shareholder Risk: Shares of the Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund, including other funds and accounts managed by Matthews. Redemptions by large shareholders could have a significant negative impact on the Fund. If a large shareholder were to redeem all, or a large portion, of its shares, the Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of the Fund.
●
Shares May Trade at Prices Other Than NAV: As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although the creation/ redemption feature is designed to help the market price of Fund shares approximate the Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV and there may be times when the market price of Fund shares is more than the intra-day value of the Fund’s holdings (premium) or less than the intra-day value of the Fund’s holdings (discount) due to supply and demand of the Fund’s shares, during periods of market volatility or for other reasons. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Fund shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases shares of the Fund at a time when
Matthews Korea Active ETF 71

the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV. Given the nature of the relevant markets for certain of the securities for the Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the shares are listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when the exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the NAV of Fund shares may widen.
●
Trading: Although shares of the Fund are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that the shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund. Trading in Fund shares on the exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in Fund shares on the exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange “circuit breaker” rules. If a trading halt or unanticipated early closing of the exchange occurs, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Risks Associated with Smaller Companies: Smaller companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and the securities of smaller companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general.
Risks Associated with Medium-Size Companies: Medium-size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.
Active Management Risk: The Fund is actively managed by Matthews. There is the risk that Matthews may select securities that underperform the relevant stock market(s), the Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Sector Concentration Risk: To the extent that the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sector(s) described below. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, the Fund may face more risks than if it were diversified broadly over numerous sectors.
—Information Technology Sector Risk: As of December 31, 2025, 41% of the Fund’s assets were invested in the information technology sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
—Industrials Sector Risk: As of December 31, 2025, 23% of the Fund’s assets were invested in the industrial sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Cybersecurity Risk: With the increased use of technologies such as the internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
72 matthewsasia.com | 800.789.ASIA

Past Performance
On July 14, 2023, the Fund acquired the assets and assumed the liabilities of the Matthews Korea Fund, a series the Trust (the “Predecessor Fund”), in a reorganization (the “Reorganization”). As a result of the Reorganization, the Fund adopted the performance and financial history of the Institutional Class of the Predecessor Fund. The performance information provided below includes that of the Institutional Class of the Predecessor Fund. The Fund has the same investment objective and substantially similar investment strategies as the Predecessor Fund. However, the Fund has a lower net expense ratio than each share class of the Predecessor Fund. As a result, the performance returns of the Fund for the periods shown would have been different than those of the Predecessor Fund. The performance of the Fund’s benchmark index is also shown below.
Annual Total Returns For years Ended 12/31

Best Quarter
Q2 2025
32.40%
Worst Quarter
Q1 2020
-22.40%
Average Annual Total Returns For Periods Ended December 31, 2025

	1 year	5 years	10 years	Since Inception
Matthews Korea Active ETF				10/29/2010
Return before taxes	70.14%	4.18%	6.56%	7.55%
Return after taxes on distributions[1]	69.04%	2.90%	4.95%	6.19%
Return after taxes on distributions and sale of Fund shares[1]	42.21%	2.96%	4.87%	5.93%
MSCI Korea 25-50 Gross Total Return Index (reflects no deduction for fees, expenses or taxes)	96.54%	5.66%	9.89%	N/A2
1
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
2
Index launched on 11/22/12.
Investment Advisor
Matthews International Capital Management, LLC (“Matthews”)
Portfolio Manager(s)
●
Sojung Park has been a Portfolio Manager of the Matthews Korea Active ETF since its inception in 2023.
The Portfolio Manager is primarily responsible for the Fund’s day-to-day investment management decisions. The Portfolio Manager is supported by and consults with other members of the investment team.
For important information about the Purchase and Sale of Fund Shares; Tax Information; and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 74.
Matthews Korea Active ETF 73

Important Information
Purchase and Sale of Fund Shares
Shares of the Funds are listed and trade on the NYSE Arca and NASDAQ (collectively, the “Exchanges”). Individual shares of the Funds may only be bought and sold on the Exchanges through a broker or dealer at market prices, rather than at net asset value (“NAV”). Because shares of the Funds trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may also incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares of the Funds in the secondary market (the “Bid-Ask Spread”).
The Funds issue and redeem shares at NAV only in large blocks known as “Creation Units.” Each Fund generally issues and redeems Creation Units in exchange for a designated amount of U.S. cash and/or a portfolio of securities (the “Deposit Securities”). Only Authorized Participants (“APs”) may acquire Creation Units directly from the Fund, and only APs may tender Creation Units for redemption directly to the Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Funds’ distributor, and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Fund shares trade in the secondary market in quantities less than a Creation Unit.
Most investors buy and sell individual shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the Exchanges and can be bought and sold throughout the trading day like other publicly traded securities.
When buying or selling Fund shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy shares of the Funds, and receive less than NAV when you sell those shares.
Information on each Fund’s NAV, market price, premiums and discounts to NAV, and bid-ask spreads is available on the Funds’ website at matthewsasia.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
Matthews may pay a broker-dealer or other financial intermediary (such as a bank) for certain activities related to the Fund, including data collection, marketing, educational training, participation on certain distribution platforms or other initiatives related to the sale or promotion of Fund shares. Matthews makes these payments from their own assets and not from the assets of the Funds. Any such arrangements do not result in an increase in the expenses, or the cost of, owning shares of a Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the applicable Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, are included in the Funds’ Form N-CSR, which is available upon request.
Matthews Emerging Markets Equity Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,			Period Ended Dec. 31,2022[1]
	2025	2024	2023
Net Asset Value, beginning of Period	$29.06	$28.24	$26.27	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.47	0.44	0.44	0.23
Net realized gain (loss) and unrealized appreciation/depreciation on investments, foreign currency related transactions and foreign capital gains taxes	7.48	2.65	1.53	1.18
Total from investment operations	7.95	3.09	1.97	1.41
LESS DISTRIBUTIONS FROM:
Net investment income	(0.69)	(0.36)	— [3]	(0.14)
Net realized gains on investments	(0.58)	(1.89)	—	—
Return of capital	—	(0.02)	—	—
Total distributions	(1.27)	(2.27)	—	(0.14)
Net Asset Value, end of Period	$35.74	$29.06	$28.24	$26.27
TOTAL RETURN[4]	27.53%	10.79%	7.51%	5.63%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$42,884	$48,234	$55,907	$6,304
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%	0.79%[6]
Ratio of net investment income (loss) to average net assets	1.47%	1.46%	1.64%	1.93%[6]
Portfolio turnover	118.38%	209.01%	54.86%	15.47%[5]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
5	Not annualized.
6	Annualized.
Financial Highlights 75

Matthews Emerging Markets ex China Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$29.20	$27.60	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.53	0.39	0.45
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.42	1.50	2.46
Total from investment operations	8.95	1.89	2.91
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(0.28)	(0.31)
Return of capital	—	(0.01)	—
Total distributions	(0.75)	(0.29)	(0.31)
Net Asset Value, end of Period	$37.40	$29.20	$27.60
TOTAL RETURN[3]	30.78%	6.83%	11.68%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$35,158	$37,963	$8,831
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	1.67%	1.32%	1.81%[5]
Portfolio turnover	102.24%	115.95%	28.64%[4]

1	The Fund commenced operations on January 10, 2023.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
76 matthewsasia.com | 800.789.ASIA

Matthews Emerging Markets Discovery Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,2025	Period Ended Dec. 31,2024[1]

Net Asset Value, beginning of Period	$23.59	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.07	0.13
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	2.54	(1.21)
Total from investment operations	2.61	(1.08)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.72)	(0.33)
Net Asset Value, end of Period	$25.48	$23.59
TOTAL RETURN[3]	11.14%	(4.33%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$18,348	$16,986
Ratio of expenses to average net assets before any wavier of expenses by Advisor (Note 4)	0.99%	0.99%[5]
Ratio of expenses to average net assets after any waiver of expenses by Advisor (Note 4)	0.89%	0.89%[5]
Ratio of net investment income (loss) to average net assets	0.30%	0.54%[5]
Portfolio turnover	42.43%	39.15%[4]

1	The Fund commenced operations on January 10, 2024.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
Financial Highlights 77

Matthews Emerging Markets Sustainable Future Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$24.26	$25.74	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.17	0.12	—[3]
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	5.97	(0.80)	0.75
Total from investment operations	6.14	(0.68)	0.75
LESS DISTRIBUTIONS FROM:
Net investment income	(1.92)	(0.67)	(0.01)
Net realized gains on investments	(0.10)	(0.13)	—
Total distributions	(2.02)	(0.80)	(0.01)
Net Asset Value, end of Period	$28.38	$24.26	$25.74
TOTAL RETURN[4]	25.68%	(2.74%)	2.98%[5]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$29,794	$24,261	$14,155
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[6]
Ratio of net investment income (loss) to average net assets	0.63%	0.45%	0.07%[6]
Portfolio turnover	65.47%	45.12%	0.37%[5]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	Less than $0.01 per share.
4	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
5	Not annualized.
6	Annualized.
78 matthewsasia.com | 800.789.ASIA

Matthews Asia Innovators Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,			Period Ended Dec. 31,2022[1]
	2025	2024	2023
Net Asset Value, beginning of Period	$27.64	$23.56	$24.24	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.03	0.09	0.09	(0.04)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	8.23	4.06	(0.54)	(0.72)
Total from investment operations	8.26	4.15	(0.45)	(0.76)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.53)	(0.07)	(0.23)	—
Net Asset Value, end of Period	$35.37	$27.64	$23.56	$24.24
TOTAL RETURN[3]	29.97%	17.60%	(1.83%)	(3.04%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$79,583	$64,944	$84,809	$105,439
Ratio of expenses to average net assets (Note 4)	0.80%	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	0.11%	0.33%	0.39%	(0.33%)[5]
Portfolio turnover	101.95%	268.33%	277.86%	72.56%[4]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
Financial Highlights 79

Matthews Pacific Tiger Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$26.39	$25.33	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.28	0.34	0.05
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	7.76	0.87	0.31
Total from investment operations	8.04	1.21	0.36
LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.08)	(0.03)
Net realized gains on investments	—	(0.07)	—
Total distributions	(0.36)	(0.15)	(0.03)
Net Asset Value, end of Period	$34.07	$26.39	$25.33
TOTAL RETURN[3]	30.51%	4.78%	1.44%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$42,588	$71,253	$79,789
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	0.96%	1.30%	0.80%[5]
Portfolio turnover	113.04%	451.30%	12.07%[4]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
80 matthewsasia.com | 800.789.ASIA

Matthews Asia Dividend Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$32.02	$31.63	$30.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.71	0.68	0.12
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	7.52	1.63	1.63
Total from investment operations	8.23	2.31	1.75
LESS DISTRIBUTIONS FROM:
Net investment income	(0.94)	(0.81)	(0.12)
Net realized gains on investments	(0.22)	(1.11)	—
Total distributions	(1.16)	(1.92)	(0.12)
Net Asset Value, end of Period	$39.09	$32.02	$31.63
TOTAL RETURN[3]	25.91%	7.30%	5.83%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$5,863	$3,202	$1,582
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	1.99%	2.07%	1.45%[5]
Portfolio turnover	57.82%	37.62%	5.82%[4]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
Financial Highlights 81

Matthews China Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,			Period Ended Dec. 31,2022[1]
	2025	2024	2023
Net Asset Value, beginning of Period	$22.24	$19.07	$24.04	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.38	0.36	0.25	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.26	3.10	(4.91)	(0.93)
Total from investment operations	6.64	3.46	(4.66)	(0.96)
LESS DISTRIBUTIONS FROM:
Net investment income	(0.50)	(0.29)	(0.31)	—
Net Asset Value, end of Period	$28.38	$22.24	$19.07	$24.04
TOTAL RETURN[3]	29.85%	18.13%	(19.35%)	(3.84%)[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$22,705	$36,032	$21,737	$10,099
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	1.49%	1.74%	1.15%	(0.24%)[5]
Portfolio turnover	39.13%	55.22%	58.98%	12.48%[4]

1	The Fund commenced operations on July 13, 2022.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
82 matthewsasia.com | 800.789.ASIA

Matthews China Innovators Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,2025	Period Ended Dec. 31,2024[1]

Net Asset Value, beginning of Period	$25.87	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.45	1.20
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	7.37	1.08
Total from investment operations	7.82	2.28
LESS DISTRIBUTIONS FROM:
Net investment income	(0.79)	(1.41)
Net realized gains on investments	(0.37)	—
Total distributions	(1.16)	(1.41)
Net Asset Value, end of Period	$32.53	$25.87
TOTAL RETURN[3]	30.24%	9.10%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$2,602	$2,069
Ratio of expenses to average net assets before any wavier of expenses by Advisor (Note 4)	0.99%	0.99%[5]
Ratio of expenses to average net assets after any waiver of expenses by Advisor (Note 4)	0.89%	0.89%[5]
Ratio of net investment income (loss) to average net assets	1.51%	4.82%[5]
Portfolio turnover	43.98%	115.31%[4]

1	The Fund commenced operations on January 10, 2024.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
Financial Highlights 83

Matthews India Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$29.97	$27.00	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	(0.01)	(0.04)	(0.03)
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	0.66	3.18	2.03
Total from investment operations	0.65	3.14	2.00
LESS DISTRIBUTIONS FROM:
Net investment income	(0.52)	(0.02)	—
Net realized gains on investments	—	(0.15)	—
Return of capital	(0.01)	—	—
Total distributions	(0.53)	(0.17)	—
Net Asset Value, end of Period	$30.09	$29.97	$27.00
TOTAL RETURN[3]	2.18%	11.61%	8.00%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$9,629	$14,386	$5,940
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	(0.05%)	(0.14%)	(0.37%)[5]
Portfolio turnover	67.54%	127.51%	14.97%[4]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
84 matthewsasia.com | 800.789.ASIA

Matthews Japan Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,		Period Ended Dec. 31,2023[1]
	2025	2024
Net Asset Value, beginning of Period	$30.82	$26.31	$25.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[2]	0.38	0.34	0.14
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	6.33	4.64	1.30
Total from investment operations	6.71	4.98	1.44
LESS DISTRIBUTIONS FROM:
Net investment income	(1.38)	(0.47)	(0.13)
Net realized gains on investments	(0.44)	—	—
Total distributions	(1.82)	(0.47)	(0.13)
Net Asset Value, end of Period	$35.71	$30.82	$26.31
TOTAL RETURN[3]	21.79%	18.92%	5.79%[4]
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$5,714	$2,466	$1,053
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.79%[5]
Ratio of net investment income (loss) to average net assets	1.13%	1.12%	2.07%[5]
Portfolio turnover	121.81%	103.46%	45.53%[4]

1	The Fund commenced operations on September 21, 2023.
2	Calculated using the average daily shares method.
3	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
4	Not annualized.
5	Annualized.
Financial Highlights 85

Matthews Korea Active ETF
The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.
	Year Ended Dec. 31,
	2025	2024	2023[1,2]	2022[2]	2021[2]
Net Asset Value, beginning of Period	$21.03	$26.31	$23.18	$34.53	$37.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)[3]	0.24	0.07	0.55	0.36	0.36
Net realized gain (loss) and unrealized appreciation/depreciation on investments and foreign currency related transactions	14.44	(4.25)	3.00	(9.07)	(0.42)
Total from investment operations	14.68	(4.18)	3.55	(8.71)	(0.06)
LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.80)	(0.42)	—	(0.66)
Net realized gains on investments	(0.90)	(0.30)	—	(2.64)	(1.80)
Total distributions	(0.90)	(1.10)	(0.42)	(2.64)	(2.46)
Net Asset Value, end of Period	$34.81	$21.03	$26.31	$23.18	$34.53
TOTAL RETURN[4]	70.14%	(16.10%)	15.41%	(25.39%)	(0.16%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of Period (in 000’s)	$72,873	$44,860	$67,171	$9,166	$14,998
Ratio of expenses to average net assets (Note 4)	0.79%	0.79%	0.88%	1.08%	0.98%
Ratio of net investment income (loss) to average net assets	0.89%	0.29%	2.26%	1.20%	0.93%
Portfolio turnover	69.93%	41.08%	31.75%	56.94%	40.18%

1
The Matthews Korea Active ETF acquired all assets and liabilities of the Matthews Korea Fund (the “Predecessor Fund”) in a reorganization that occurred on July 14, 2023. The performance and financial history of the Predecessor Fund’s Institutional Class have been adopted by the Matthews Korea Active ETF. As a result, the information prior to July 14, 2023 reflects that of the
Predecessor Fund’s Institutional Class. The Predecessor Fund ceased operations as of the date of the reorganization.

2	On June 23, 2023, the Predecessor Fund effected a reverse share split with a ratio of 1 : 0.166538 (old to new). All per share data has been adjusted to reflect the reverse share split.
3	Calculated using the average daily shares method.
4	The total return represents the rate that an investor would have earned (or lost) on an investment in the Fund assuming reinvestment of all dividends and distributions.
86 matthewsasia.com | 800.789.ASIA

Investment Objectives of the Funds
Matthews Asia Funds (the “Trust” or “Matthews Asia Funds”) offers a range of global, regional and country-specific funds. The funds included in this prospectus (each, a “Fund,” and collectively, the “Funds”) have the following objectives:
Global Emerging Markets Strategies
Matthews Emerging Markets Equity Active ETF	Long-term capital appreciation
Matthews Emerging Markets ex China Future Active ETF	Long-term capital appreciation
Matthews Emerging Markets Sustainable Future Active ETF	Long-term capital appreciation
Matthews Emerging Markets Discovery Active ETF	Long-term capital appreciation
Asia Strategies
Matthews Asia Innovators Active ETF	Long-term capital appreciation
Matthews Pacific Tiger Active ETF	Long-term capital appreciation
Matthews Asia Dividend Active ETF	Total return with an emphasis on providing current income
Single country strategies
Matthews China Active ETF	Long-term capital appreciation
Matthews China Innovators Active ETF	Long-term capital appreciation
Matthews India Active ETF	Long-term capital appreciation
Matthews Japan Active ETF	Long-term capital appreciation
Matthews Korea Active ETF	Long-term capital appreciation
The investment objective of each Fund, other than the Matthews Korea Active ETF, and the manner in which Matthews International Capital Management, LLC, the investment advisor to each Fund (“Matthews”), attempts to achieve each Fund’s investment objective is not fundamental and may be changed without shareholder approval. For the Matthews Korea Active ETF, the Fund’s investment objective is fundamental and cannot be changed without a vote of a majority of the voting securities of the Fund.
Non-Fundamental Investment Policies
While an investment policy or restriction may be changed by the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) (which oversees the management of the Funds) without shareholder approval, you will be notified before we make any material change.
Matthews’ Investment Approach
The principal investment strategies for each Fund are described in the Fund Summary for each Fund.
In seeking to achieve the investment objectives for the Funds, Matthews also employs the investment approach and other principal investment strategies as described below.
Matthews invests primarily in the Asia Pacific region and Emerging Markets (as defined on page 88) for those Funds and other advisory clients with such an investment focus based on its assessment of the future development and growth prospects of companies located in those markets.
Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and that the intersection of development and deregulation will give rise to new opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution of these markets. Matthews uses a range of approaches to participate in the anticipated growth of Asia and Emerging Markets to suit clients’ differing needs and investment objectives.
Matthews’ Investment Approach 87

Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s growth. This may include consideration of non-financial information as part of its investment process, such as governance and sustainability factors, when it believes such information is likely to have a material financial impact on a company’s value. Such factors may be used as inputs alongside other factors and may not be determinative on investment decisions of the Funds. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and seeks to invest in companies that it believes are positioned to help a Fund achieve its investment objective.
Matthews has long-term investment goals, and its process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuation (of a company’s growth prospects relative to other issuers), liquidity requirements and corporate governance.
Matthews Seeks to Invest in the Long-Term Growth Potential of Companies in Asia and Emerging Markets
❁
Matthews believes that the countries in which the Funds invest will continue to benefit from economic development over longer-term investment horizons.
❁
Matthews seeks to invest in those companies that it believes will benefit from the long-term economic evolution of Asia and Emerging Markets, and that will help each Fund achieve its investment objective.
❁
Matthews generally does not hedge currency risks.
Matthews Is an Active Investor with Strong Convictions
❁
Matthews uses an active approach to investment management (rather than relying on passive or index strategies) because it believes that the current composition of the stock markets and indices may not be the best guide to the most successful industries and companies of the future.
❁
Matthews invests in individual companies based on fundamental analysis that aims to develop an understanding of a company’s long-term business prospects.
❁
Matthews monitors the composition of benchmark indices but is not constrained by their composition or weightings, and constructs portfolios independently of indices.
❁
Matthews believes that investors benefit in the long term when the Funds are fully invested, subject to market conditions and a Fund’s particular investment objective.
❁
Matthews believes that fundamental investing is based on identifying, analyzing and understanding basic information about a company or security. These factors may include matters such as balance sheet information; number of employees; size and stability of cash flow; management’s depth, adaptability and integrity; product lines; marketing strategies; corporate governance; and financial health.
❁
Matthews may also consider factors such as:
—Management: Does management exhibit integrity? Is there a strong corporate governance culture? What is the business strategy? Does management exhibit the ability to adapt to change and handle risk appropriately?
—Evolution of Industry: Can company growth be sustained as the industry and environment evolve?
❁
Following this fundamental analysis, Matthews seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.
Matthews Focuses on Individual Companies
❁
Matthews develops views about the course of growth in a region over the long term.
❁
Matthews then seeks to combine these beliefs with its analysis of individual companies and their fundamental characteristics.
❁
Matthews then seeks to invest in companies and securities that it believes are positioned to help a Fund achieve its investment objective.
❁
Each of the Funds may invest in companies of any equity market capitalization. Except with respect to the Matthews Emerging Markets Discovery Active ETF, a company’s size (including its market capitalization) is not a primary consideration for Matthews when it decides whether to include that company’s securities in one or more of the Funds. Please note the Matthews Emerging Markets Discovery Active ETF invests at least 65% of its assets in Small Companies, as defined in its Fund Summary.
In extreme market conditions, Matthews may sell some or all of a Fund’s securities and temporarily invest that Fund’s money in U.S. government securities or money-market instruments backed by U.S. government securities, if it believes it is in the best interest of Fund shareholders to do so. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.
The Asia Pacific Region Is Divided Into The Following Groups:
ASIA— Consists of all countries and markets in Asia, including developed, emerging, and frontier countries and markets in the Asian region
ASIA EX JAPAN— Includes all countries and markets in Asia excluding Japan
ASIA PACIFIC— Includes all countries and markets in Asia plus all countries and markets in the Pacific region, including Australia and New Zealand
Emerging Markets Include, But Are Not Limited To, The Following:
AMERICAS— Argentina, Brazil, Chile, Colombia, Mexico and Peru
AFRICA— Egypt, Kenya, Nigeria and South Africa
ASIA— Bangladesh, China, India, Indonesia, Malaysia, Philippines, Pakistan, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam
EUROPE— Czech Republic, Greece, Hungary, Poland, Romania, Russia and Turkey
MIDDLE EAST— Kuwait, Qatar, Saudi Arabia and the United Arab Emirates
88 matthewsasia.com | 800.789.ASIA

Risks of Investing in the Funds
The main risks associated with investing in the Funds are described below and are in addition to, or describe further, the risks stated in the Fund Summaries at the front of this prospectus. Additional information is also included in the Funds’ Statement of Additional Information (“SAI”).
General Risks
There is no guarantee that a Fund’s investment objective will be achieved or that the value of the investments of any Fund will increase. If the value of a Fund’s investments declines, the net asset value per share (“NAV”) of that Fund will decline, as may the market price of that Fund’s shares, and investors may lose some or all of the value of their investments.
Foreign securities held by the Funds may be traded on days and at times when the New York Stock Exchange (the “NYSE”) is closed, and the NAVs of the Funds are therefore not calculated. Accordingly, the NAVs of the Funds may be significantly affected on days when shareholders are not able to buy or sell shares of the Funds. For additional information on the calculation of the Funds’ NAVs, see page 108.
Your investment in the Funds is exposed to different risks, many of which are described below. Because of these risks, your investment in a Fund should constitute only a portion of your overall investment portfolio, not all of it. We recommend that you invest in a Fund only for the long term, so that you can better manage volatility in the Fund’s NAV (as described below). Investing in regionally concentrated, single-country or small company funds, such as the Funds, may not be appropriate for all investors.
The Funds are actively managed ETFs and, therefore, do not seek to replicate the performance of a specified index. Accordingly, the management team has discretion on a daily basis to manage a Fund’s portfolio in accordance with the Fund’s investment objective.
ETFs are funds that trade like other publicly-traded securities. Similar to shares of a mutual fund, each share of a Fund represents an ownership interest in an underlying portfolio of securities and other instruments. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants and only in aggregations of a specified number of shares (“Creation Units”). Also, unlike shares of a mutual fund, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Matthews, as each Fund’s investment adviser, and its affiliates, provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of a Fund. While other funds managed by Matthews may be substantially similar to a Fund, the strategies employed may not be identical, allowing for tailored approaches to meet each fund’s stated investment objective. In pursuing each Fund’s investment objective, Matthews may emphasize distinct investment strategies and portfolio holdings to achieve its performance goals as compared with other Matthews-advised funds with names, investment objectives and policies similar to the Fund. As a result, investments made by a Fund and the results achieved by the Fund at any given time may not be the same as or similar to those made by such other Matthews-advised funds.
Risks Associated with Matthews’ Investment Approach
Matthews is an active manager, and its investment process does not rely on passive or index strategies. For this reason, you should not expect that the composition of the Funds’ portfolios will closely track the composition or weightings of market indices (including a Fund’s benchmark index) or of the broader markets generally. As a result, investors should expect that changes in the Funds’ NAVs and performance (over short and longer periods) will vary from the performance of such indices and of broader markets. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by any index (or the markets generally), which, in turn, could result in a difference between the Fund’s performance and the performance of the index.

There is no guarantee that your investment in a Fund will increase in value. The value of your investment in a Fund could go down, meaning you could lose some or all of your investment.
For additional information about strategies and risks, see individual Fund descriptions in the Fund Summary for each Fund and the Funds’ SAI. The SAI is available to you free of charge. To receive an SAI, please call 833.228.5605, visit the Funds’ website at matthewsasia.com, or visit the website of the Securities and Exchange Commission (the “SEC”) at sec.gov and access the EDGAR database.

Principal Risks
Risks Associated with Foreign Investments
Investments in foreign securities may involve greater risks than investing in U.S. securities. As compared to U.S. companies, foreign issuers generally disclose less financial and other information publicly and are subject to less stringent and less uniform accounting, auditing and financial reporting standards. Foreign countries typically impose less thorough regulations on brokers, dealers, stock exchanges, corporate insiders and listed companies than does the United States, and foreign securities markets may be less liquid and more volatile than U.S. markets. Investments in foreign securities generally involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as additional taxes imposed by foreign governments. In addition, security trading practices abroad may offer less protection to investors such as the Funds. Political or social instability, civil unrest, acts of terrorism, regional economic volatility, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. and/or other governments are other potential risks that could impact an investment in a foreign security. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Funds’ portfolios.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of
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currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Funds’ investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Many foreign countries are heavily dependent upon exports and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries. The current political climate has intensified concerns about trade tariffs and a potential trade war between the United States and certain foreign countries, including China, Mexico and Canada, among others. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds.
Currency Risk
When a Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. While each Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time.
Additionally, Asian and emerging market countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of a Fund’s holdings.
Emerging and Frontier Market Country Risk
Investing in emerging and frontier market countries involves substantial risk due to, among other factors, different accounting standards; thinner trading markets as compared to those in developed countries; the possibility of currency transfer restrictions; and the risk of expropriation, nationalization or other adverse political, economic or social developments. Political and economic structures in some emerging and frontier market countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of developed countries. Some of these countries have in the past failed to recognize private property rights and have nationalized or expropriated the assets of private companies.
Among other risks of investing in less developed markets are the variable quality and reliability of financial information and related audits of companies. In some cases, financial information and related audits can be unreliable and not subject to verification. Auditing firms in some of these markets are not subject to independent inspection or oversight of audit quality. This can result in investment decisions being made based on flawed or misleading information. Additionally, investors may have substantial difficulties bringing legal actions to enforce or protect investors’ rights, which can increase the risks of loss.
The securities markets of emerging and frontier market countries can be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States and other developed nations. The limited size of many securities markets in emerging and frontier market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and frontier market countries’ exchanges and broker-dealers are generally subject to less regulation than their counterparts in developed countries. Brokerage commissions, custodial expenses and other transaction costs are generally higher in emerging and frontier market countries than in developed countries. As a result, funds that invest in emerging and frontier market countries generally have operating expenses that are higher than funds investing in other securities markets. Securities markets in emerging markets may also be susceptible to manipulation or other fraudulent trade practices, which could disrupt the functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. The Funds’ rights with respect to their investments in emerging markets will generally be governed by local law, which may make it difficult or impossible for the Funds to pursue legal remedies or to obtain and enforce judgments in local courts.
Many emerging and frontier market countries have a greater degree of economic, political and social instability than the United States and other developed countries. Such social, political and economic instability could disrupt the financial markets in which the Funds invest and adversely affect the value of their investment portfolios. In addition, currencies of emerging and frontier market countries experience devaluations relative to the U.S. dollar from time to time. A devaluation of the currency in which investment portfolio securities are denominated will negatively impact the value of those securities in U.S. dollar terms. Emerging and frontier market countries have and may in the future impose foreign currency controls and repatriation controls.
The emerging and frontier market countries in which the Funds invest may become subject to economic and trade sanctions or embargoes imposed by the United States, foreign governments or the United Nations. These sanctions or other actions could result in the devaluation of a country’s currency or a decline in the value and liquidity of securities of issuers in that country. In addition, sanctions could result in a freeze on an issuer’s securities, which would prevent the Funds from selling securities they hold or alternatively could force the Funds to sell securities they hold at a time Matthews otherwise believes to be unattractive. The value of the securities issued by companies that operate
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in, or have dealings with, these countries may be negatively impacted by any such sanction or embargo and may reduce Fund returns. There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment Matthews otherwise believes is attractive, a Fund may incur losses. Any of these factors may adversely affect a Fund’s performance or its ability to pursue its investment objectives.
Frontier markets are a subset of emerging markets and generally have smaller economies and even less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity.
U.S. Trade Policy Risk
The U.S. presidential administration has recently enacted and proposed to enact additional significant new tariffs on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact the Fund.
Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products in the future. In recent years, the U.S. and China have each been implementing increased tariffs on imports from each other, and the U.S. has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, the trade dispute is still developing, and the U.S. and China have yet to reach a compromise. There remains much uncertainty as to whether the trade negotiations between the U.S. and China will be successful and how the trade dispute between the U.S. and China will progress. If the trade dispute between the U.S. and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the U.S., China or other countries in connection with a global trade dispute or “trade war,” there could be material adverse effects on the global economy, and the Funds and their investments could be materially and adversely affected.
In addition, other countries have implemented or threatened retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. While certain countries may agree to trade deals to address disputes, continued trade disputes between countries may remain unresolved which would result in an ongoing source of instability, potentially resulting in significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and/or additional potential risks and consequences for a Fund and its investments.
Volatility Risk
The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian and emerging market securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of a Fund’s shares to go up or down dramatically. Because of this volatility, a Fund may be better suited for long-term investors. If the value of a Fund’s investments declines, the net asset value of the Fund will decline and investors may lose some or all of the value of their investments.
Geopolitical Events Risk
The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in a Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, trade disputes, supply chain disruptions, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, cybersecurity events, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, territorial invasions and global economic sanctions implemented in response, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on the global financial markets. For example, military conflicts and wars, such as Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East, as well as recent military actions by the United States in Iran, have increased tensions in Europe and the Middle East and have caused and could continue to cause market disruptions in the regions and globally. It is difficult to predict when similar events affecting the global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of a Fund’s portfolio.
In addition, global pandemics such as the novel coronavirus (COVID-19) can have severe negative impacts on markets worldwide. Any new public health crisis could cause a prolonged period of global economic slowdown, which may impact your investment in the Funds.
Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times
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of severe market disruptions, you could lose your entire investment.
Equity Securities Risk
Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of stocks and other equity securities may be affected by changes in an issuer’s financial condition, factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry, or as a result of changes in overall market, economic and political conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
Preferred Stock Risk
Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event a company is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.
Depositary Receipts Risk
Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.
Convertible Securities Risk
As part of their investment strategies, the Funds may invest in convertible preferred stocks and bonds and debentures of any maturity and quality, including those that are unrated, or would be below investment grade (referred to as “junk bonds”) if rated. Convertible securities may, under specific circumstances, be converted into the common or preferred stock of the issuing company and may be denominated in U.S. dollars, euros or a local currency. The value of convertible securities varies with a number of factors, including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables.
The risks of convertible bonds and debentures include repayment risk and interest rate risk. Repayment risk is the risk that a borrower does not repay the amount of money that was borrowed (or “principal”) when the bond was issued. This failure to repay the amount borrowed is called a “default” and could result in losses for a Fund. Interest rate risk is the risk that market rates of interest may increase over the rate paid by a bond held by a Fund. When interest rates increase, the market value of a bond paying a lower rate generally will decrease. If a Fund were to sell such a bond, the Fund might receive less than it originally paid for it.
Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency. Convertible securities are subject to greater liquidity risk than many other types of securities and may trade less frequently and in lower volumes, or have periods of less frequent trading. Lower trading volume may also make it more difficult for the Funds to value such securities.
Dividend-Paying Securities Risk
Each of the Funds may, and the Asia Dividend Active ETF will invest in dividend-paying equity securities, including, for example, preferred stock. There can be no guarantee that companies that have historically paid dividends will continue to pay them or pay them at the current rates in the future. A reduction or discontinuation of dividend payments may have a negative impact on the value of a Fund’s holdings in these companies. The prices of dividend-paying equity securities (and particularly of those issued by Asian and emerging market companies) can be highly volatile. Investors should not assume that a Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity securities, when markets perform poorly. In addition, dividend-paying equity securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. During periods of rising interest rates, such securities may decline. A Fund’s investment in such securities may also limit its potential for appreciation during a broad market advance.
The inclusion of Passive Foreign Investment Companies (“PFICs”) in the portfolio can result in higher variability—both negatively and positively—in the income distribution.
Active Management Risk
Because the Funds are actively managed by Matthews, their investment returns depend on the ability of Matthews to manage their portfolio successfully. There is the risk that Matthews may select securities that underperform the relevant stock market(s), a Fund’s benchmark index or other funds with similar investment objectives and investment strategies.
Non-Diversification Risk
Each of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews China Innovators Active ETF, and Matthews India Active ETF is organized as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to the general limitation that with respect to 75% of a Fund’s total assets, it may not invest more than 5% of its total assets in securities of any particular issuer or hold more than 10% of the outstanding voting securities of any particular issuer (in both cases other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies). These Funds, however, remain subject to a diversification requirement under applicable tax laws that is less strict than under the 1940 Act. Because a relatively higher percentage of these Funds’ assets may be invested in the securities of a limited number of issuers, each
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Fund may be more susceptible to any single economic, political or regulatory event than a diversified fund.
ETF Risks
Authorized Participant Risk
The Funds may directly engage in creation or redemption transactions only with Authorized Participants (“APs”). The Funds may have a limited number of intermediaries acting as APs, and none are, or will be, obligated to engage in creation or redemption transactions. It is possible that these intermediaries may choose to exit the business or not proceed with a creation or redemption order with respect to a Fund. In such a case, and if no other AP creates or redeems, Fund shares may trade at a discount and be subject to the risk of potential trading halts and/or delisting.
Cash Redemption Risk
Unlike many ETFs, the Funds may issue and redeem entirely in cash or partially in cash. As a result, an investment in the Funds may be less tax-efficient than an investment in an ETF that distributes portfolio securities in-kind. If a Fund effects a portion of redemptions for cash, the Fund may be required to sell portfolio securities to obtain the cash needed to distribute the redemption proceeds. Such sales may cause a Fund to incur transaction costs. A Fund may recognize gains on these sales it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize the gain sooner than would otherwise be required. Cash redemptions may also entail higher transaction costs than in-kind redemptions, which costs may be passed on to redeemers of creation units of Fund shares in the form of redemption transaction fees. The cost of cash redemptions could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the redemption transaction fee charged to the redeeming Authorized Participant.
Trading Risk
Absence of Active Market. Although shares of the Funds are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or APs.
Risk of Secondary Listings. A Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained, and may otherwise be made available to non-U.S. investors through funds or structured investment vehicles similar to depositary receipts. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. A Fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.
Secondary Market Trading Risk. Secondary market trading in shares of a Fund may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in shares of a Fund on a stock exchange may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.
Shares of the Funds, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.
Shares of the Funds May Trade at Prices Other Than NAV. Shares of each Fund trade on stock exchanges at prices at, above or below the Fund’s most recent NAV. The NAV of a Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings. The market price of a Fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for Fund shares and the underlying value of the Fund’s portfolio holdings or NAV. As a result, the market prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility, including during periods of significant redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
However, because shares can be created and redeemed in Creation Units at NAV, Matthews believes that large discounts or premiums to the NAV of a Fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs). While the creation/ redemption feature is designed to make it more likely that a Fund’s shares normally will trade on stock exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, APs, or other market participants, and during periods of significant market volatility, may result in market prices for shares of a Fund that differ significantly from its NAV APs may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to a Fund’s shares trading at a premium or discount to NAV.
Costs of Buying or Selling Fund Shares. Buying or selling Fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of a Fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The spread, which varies over time for shares of a Fund based on trading volume and market liquidity, is generally narrower if the Fund has more trading volume and market liquidity and wider if the Fund has less trading volume and market liquidity. In addition, increased market volatility may cause wider spreads. There may also be regulatory and other charges that are incurred as a result of trading activity. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments through a brokerage account.
Large Shareholder Risk. Shares of a Fund may be owned from time to time by one or more large shareholders, including Authorized Participants, market makers, third party investors, Matthews or affiliates of Matthews or the Fund. Redemptions by large shareholders could have a significant negative impact on a Fund. If a large shareholder were to redeem all, or a large portion, of its
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shares, a Fund may be forced to selling securities when it otherwise would not have done so, accelerating the realization of capital gains, and increasing transaction costs. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a national securities exchange causing reduced liquidity or have a material effect on the market price of the shares of a Fund.
Risks Associated with Smaller and Medium-Size Companies
The Funds may invest in securities of smaller and medium-size companies. Smaller and medium size companies may offer substantial opportunities for capital growth; they also involve substantial risks, and investments in smaller and medium-size companies may be considered speculative. Such companies often have limited product lines, markets or financial resources. Smaller and medium-size companies may be more dependent on one or few key persons and may lack depth of management. Larger portions of their stock may be held by a small number of investors (including founders and management) than is typical of larger companies. Credit may be more difficult to obtain (and on less advantageous terms) than for larger companies. As a result, the influence of creditors (and the impact of financial or operating restrictions associated with debt financing) may be greater on such companies than that on larger or more established companies. Both of these factors may dilute the holdings, or otherwise adversely impact the rights of a Fund and smaller shareholders in corporate governance or corporate actions. Smaller and medium-size companies also may be unable to generate funds necessary for growth or development, or may be developing or marketing new products or services for which markets are not yet established and may never become established. The Funds may have more difficulty obtaining information about smaller and medium-size companies, making it more difficult to evaluate the impact of market, economic, regulatory and other factors on them. Informational difficulties may also make valuing or disposing of their securities more difficult than it would for larger companies. Securities of smaller and medium-size companies may trade less frequently and in lesser volume than more widely held securities, and securities of smaller and medium-size companies generally are subject to more abrupt or erratic price movements than more widely held or larger, more established companies or the market indices in general. Among the reasons for the greater price volatility are the less certain growth prospects of smaller and medium-size companies, the lower degree of liquidity in the markets for securities of such companies, and the greater sensitivity of such companies to changing economic conditions. For these and other reasons, the value of securities of smaller and medium-size companies may react differently to political, market and economic developments than the markets as a whole or than other types of stocks.
Country Concentration Risk
The Funds may invest a significant portion of their total net assets in the securities of issuers located in a single country. An investment in the Funds therefore may entail greater risk than an investment in a fund that does not concentrate its investments in a single or small number of countries because these securities may be more sensitive to adverse social, political, economic or regulatory developments affecting that country or countries. As a result, events affecting a single or small number of countries may have a significant and potentially adverse impact on a Fund’s investments, and a Fund’s performance may be more volatile than that of funds that invest globally.
Growth Stock Risk
Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential. Growth stocks may go in and out of favor over time and may perform differently than the market as a whole.
Sustainable Investing Risk
A Fund’s consideration of non-financial information, such as sustainability and governance factors, may reduce or increase its exposure to certain issuers, industries, sectors, regions or countries or cause a Fund to forego certain investment opportunities which may lower the performance of a Fund. A Fund’s consideration of such factors as part of its investment process may make it perform differently from a fund that relies solely or primarily on financial metrics. Sustainable investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by Matthews or any judgment exercised by Matthews will reflect the opinions of any particular investor. In addition, Matthews may utilize third party data to evaluate sustainability and governance factors which may be incomplete or inaccurate and cause Matthews to incorrectly assess such characteristics of a security or issuer.
Risks Associated with Investing in Innovative Companies
The standards for assessing innovative companies in which the Matthews Asia Innovators Active ETF and Matthews China Innovators Active ETF invest tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The definition of innovators can vary over different periods and can evolve over time. They may also be difficult to apply consistently across regions, countries, industries or sectors.
Risks of Investing in Science and Technology Companies
Each of the Funds may, and the Matthews Asia Innovators Active ETF and the Matthews China Innovators Active ETF will, invest in securities of science and technology companies. Such companies may face special risks because their products or services may not prove to be commercially successful and may be affected by rapid product changes and associated developments. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers or businesses or will become rapidly obsolete. Many science and technology companies have limited operating histories and experience in managing adverse market conditions and are also strongly affected by worldwide scientific or technological developments and global demand cycles. Such companies are also often subject to governmental regulation and greater competitive pressures, such as new market entrants, aggressive pricing and competition for market share, and potential for falling profit margins. The possible loss or impairment of intellectual property rights may also negatively impact science and technology companies. As a result, the price movements of science and technology company stocks can be abrupt or erratic (especially over the short term), and historically have been more volatile than stocks of other types of companies. These factors may also affect the profitability of science and technology companies and therefore the value of their securities. Accordingly, the NAV of a Fund may be more volatile, especially over the short term, as a result of such Fund’s investments in science and technology companies. These risks are especially important when considering an investment in the Matthews Asia Innovators Active ETF and Matthews China Innovators Active ETF, which focus on the science and
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technology sectors. The Matthews Asia Innovators Active ETF and Matthews China Innovators Active ETF are less diversified than stock funds investing in a broader range of sectors and, therefore, could experience significant volatility, and the movements in the their NAVs may follow the science and technology sectors, as opposed to the general movement of the economies of the countries where the companies are located under certain circumstances.
By focusing on science and technology sectors, the Matthews Asia Innovators Active ETF and Matthews China Innovators Active ETF carry much greater risks of adverse developments and price movements in such sectors than funds that invests in a wider variety of sectors. Because these Funds’ investment focus may result in exposure to a group of sectors, there is also the risk that the funds will perform poorly during a slump in demand for securities of companies in such sectors.
Sector Concentration Risk
From time to time as a result of the implementation of a Fund’s investment strategies, a Fund may invest a significant portion of its assets in a particular sector. To the extent that a Fund emphasizes investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector. By focusing its investments in a particular sector, a Fund may face more risks than if it were diversified broadly over numerous sectors.
Financials Sector Risk
Certain of the Funds may invest a significant portion of their assets in the financial sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Companies in the financial sector are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact on a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial companies to incur large losses. Securities of financial companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take actions to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts (REITs)). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Industrials Sector Risk
Certain of the Funds may invest a significant portion of their assets in the industrial sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Industrial companies are affected by supply and demand both for their specific product or service and for industrial sector products in general. Government regulation, world events, exchange rates and economic conditions, technological developments and liabilities for environmental damage and general civil liabilities will likewise affect the performance of these companies.
Consumer Discretionary Sector Risk
Certain of the Funds may invest a significant portion of their assets in the consumer discretionary sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of the overall local and international economies, interest rates, competition and consumer confidence. Success of companies in the consumer discretionary sector depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.
Information Technology Sector Risk
Certain of the Funds may invest a significant portion of their assets in the information technology sector, and therefore the performance of those Funds could be negatively impacted by events affecting this sector. Information technology companies may be significantly affected by aggressive pricing as a result of intense competition and by rapid product obsolescence due to rapid development of technological innovations and frequent new product introduction. Other factors, such as short product cycle, possible loss or impairment of intellectual property rights, and changes in government regulations, may also adversely impact information technology companies.
Cybersecurity Risk
As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market have become more prevalent, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security that may lead to financial losses. Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which a Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Recently, geopolitical tensions have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Although Matthews has implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’
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service providers and/or issuers of securities in which a Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Asia Pacific Region—Regional and Country Risks
In addition to the risks discussed above and elsewhere in this prospectus, there are specific risks associated with investing in the Asia Pacific region, including the risk of severe economic, political or military disruption. The Asia Pacific region comprises countries in all stages of economic development. Some Asia Pacific economies may experience overextension of credit, currency devaluations and restrictions, rising unemployment, high inflation, underdeveloped financial services sectors, heavy reliance on international trade and prolonged economic recessions. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Many Asia Pacific countries are dependent on foreign supplies of energy. A significant increase in energy prices could have an adverse impact on these economies and the region as a whole. In addition, some countries in the region are competing to claim or develop regional supplies of energy or other natural resources. This competition could lead to economic, political or military instability or disruption. Any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective.
The economies of many Asia Pacific countries (especially those whose development has been export-driven) are dependent on the economies of the United States, Europe and other Asian countries, and, as seen in the developments in global credit and equity markets in 2008 and 2009, events in any of these economies could negatively impact the economies of Asia Pacific countries.
Currency fluctuations, devaluations and trading restrictions in any one country can have a significant effect on the entire Asia Pacific region. Increased political and social instability in any Asia Pacific country could cause further economic and market uncertainty in the region, or result in significant downturns and volatility in the economies of Asia Pacific countries. As an example, in the late 1990s, the economies in the Asian region suffered significant downturns and increased volatility in their financial markets.
The development of Asia Pacific economies, and particularly those of China, Japan and South Korea, may also be affected by political, military, economic and other factors related to North Korea. Negotiations to ease tensions and resolve the political division of the Korean peninsula have been carried on from time to time producing sporadic and inconsistent results. There have also been efforts to increase economic, cultural and humanitarian contacts among North Korea, South Korea, Japan and other nations. There can be no assurance that such negotiations or efforts will continue or will ease tensions in the region. Any military action or other instability could adversely impact the ability of a Fund to achieve its investment objective. Lack of available information regarding North Korea is also a significant risk factor.
Some companies in the region may have less established shareholder governance and disclosure standards than in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, investments may be vulnerable to unfavorable decisions by the management or shareholders. Corporate protectionism (e.g., the adoption of poison pills and restrictions on shareholders seeking to influence management) appears to be increasing, which could adversely impact the value of affected companies. Many Asian countries are considered emerging or frontier markets (newer or less developed emerging markets are also sometimes referred to as frontier markets), and the governments of these countries may be more unstable and more likely to impose controls on market prices (including, for example, limitations on daily price movements), which may negatively impact a Fund’s ability to acquire or dispose of a position in a timely manner. Emerging market countries may also impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. Additionally, there may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also less mature, substantially smaller, less liquid and more volatile than securities markets in the U.S., and as a result, there may be increased settlement risks for transactions in local securities.
Economies in this region may also be more susceptible to natural disasters (including earthquakes and tsunamis), or adverse changes in climate or weather. The risks of such phenomena and resulting social, political, economic and environmental damage (including nuclear pollution) cannot be quantified. These events can exacerbate market volatility as well as impair economic activity, which can have both short-and immediate-term effects on the valuations of the companies and issuers in which a Fund invests. Economies in which agriculture occupies a prominent position, and countries with limited natural resources (such as oil and natural gas), may be especially vulnerable to natural disasters and climatic changes.
There are specific risks associated with a Fund’s concentration of its investments in a country or group of countries within the Asia Pacific region. Provided below are risks of investing in various countries within the Asia Pacific region and are principal risks of a Fund to the extent such Fund’s portfolio is concentrated in such country or countries.
Risks Associated with China, Hong Kong and Macau
China. The Chinese government exercises significant control over China’s economy through its industrial policies (e.g., allocation of resources and other preferential treatment), monetary policy, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. For over three decades, the Chinese government has been reforming economic and market practices, providing a larger sphere for private ownership of property, and interfering less with market forces. While currently contributing to growth and prosperity, these reforms could be altered or discontinued
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at any time. Changes in these policies could adversely impact affected industries or companies in China. In addition, the Chinese government may actively attempt to influence the operation of Chinese markets through currency controls, direct investments, limitations on specific types of transactions (such as short selling), limiting or prohibiting investors (including foreign institutional investors) from selling holdings in Chinese companies, or other similar actions. Such actions could adversely impact the Funds’ ability to achieve their investment objectives.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt the economic development in China. Political tensions with Hong Kong have recently increased while territorial border disputes persist with several neighboring countries. China’s long-running conflict over Taiwan remains unresolved and hostility between the countries could escalate. While economic relations with Japan have deepened, the political relationship between the two countries has become more strained in recent years, which could weaken economic ties. There is also a greater risk involved in currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese government also sometimes takes actions intended to increase or decrease the values of Chinese stocks. China’s economy, particularly its export-oriented sectors may be adversely impacted by trade or political disputes with China’s major trading partners, including the U.S.
The Chinese government has been accused of state-sponsored cyberattacks against foreign governments and companies, and responses to such activity, including sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may negatively affect China’s economy and Chinese securities issuers.
The U.S. has adopted various restrictions on investments by U.S. persons in certain jurisdictions and industries, such as semiconductors and artificial intelligence, most recently reflected in the COINS Act of 2025. Because these restrictions are focused in China, but also include certain other countries, they may prevent certain investments by the Funds in technology companies and reduce the number of available technology investments by the Funds. U.S. governmental orders and sanctions with respect to Chinese military-related companies not only restrict the companies eligible for investment but also may apply to existing holdings and thus force the Funds to sell those holdings at a time Matthews otherwise finds unattractive. In addition, any perceived actions by China to assist Russia in evading sanctions imposed as a result of the Ukraine invasion may result in new or expanded sanctions against China and Chinese-related companies. New or existing sanctions may be complex and difficult to interpret and could adversely affect the liquidity and value of a Funds’ holdings.
The current political climate has intensified concerns about trade tariffs or trade disputes with China’s major trading partners, including a potential trade war between the U.S. and China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments.
In addition, as its consumer class continues to grow, China’s domestically oriented industries may be especially sensitive to changes in government policy and investment cycles. Social cohesion in China is being tested by growing income inequality and larger scale environmental degradation. Social instability could threaten China’s political system and economic growth, which could decrease the value of the Funds’ investments.
After many years of steady growth, the growth rate of China’s economy slowed prior to 2020, including the once rapidly growing Chinese real estate market, and left local governments with high debts with few viable means to raise revenue, especially with the fall in demand for housing. Although these trends reversed and demand grew within the real estate market during China’s initial recovery from the COVID-19 pandemic, it remains unclear whether these trends will continue given global economic uncertainties caused by the pandemic and trade relations and fears that the Chinese real estate market may be overheating. The Chinese government has adopted an array of policies designed to stabilize the real estate market. There is no guarantee that the Chinese government will continue to take action to support the real estate market, or that any action taken by the government will be effective. Such events, including government intervention, could have a significant adverse impact on the Chinese, regional and global markets and on a Fund’s holdings. Any further stresses in the Chinese real estate sector could adversely affect the value of a Fund’s holdings.
Accounting, auditing, financial, and other reporting standards, practices and disclosure requirements in China are different, sometimes in fundamental ways, from those in the U.S. and certain Western European countries. Although the Chinese government adopted a new set of Accounting Standards for Business Enterprises effective January 1, 2007, which are similar to the International Financial Reporting Standards, the accounting practices in China continue to be frequently criticized and challenged. In addition, China has historically restricted the Public Company Accounting Oversight Board (PCAOB), the U.S. regulatory body responsible for overseeing the audits of U.S.-listed companies, from inspecting the work that auditors perform in China for Chinese companies in which the Funds may invest. Although the Chinese government has permitted the PCAOB to inspect and investigate the audits of U.S.-listed Chinese companies since 2022, access could be limited or restricted again in the future. Any such limitation or restriction on PCAOB access could result in the delisting of affected companies from U.S. exchanges, which would likely adversely affect the liquidity and value of the relevant shares.
Variable Interest Entities. The Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors, such as technology, media, and telecommunications, by non-Chinese individuals and entities is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in an offshore holding company or a special purpose vehicle (“SPV”) that has entered into contractual arrangements with a China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Shares of the offshore holding company or SPV, in turn, may be listed and traded on exchanges outside of mainland China and made available to non-Chinese investors.
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VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of an offshore holding company’s or SPV’s contractual arrangements, with little or no legal recourse. In addition, foreign investors in an offshore holding company or SPV generally lack meaningful rights to participate in the operating company’s corporate decision-making, and their interests may not align with those of Chinese equity holders.
Investments in Chinese VIEs present significant risks. Listed holding companies or SPVs acting as VIEs may face delisting or other significant regulatory consequences for failure to meet the requirements of non-Chinese exchanges and regulators, including from the U.S. government over investor protection and other concerns stemming from the lack of transparency connected to China-based operating companies of VIEs. Under extreme circumstances, China might prohibit the existence of VIEs or sever their ability to transmit economic and governance rights to foreign investors. If any of these or similar events take place, the market value of a Fund’s associated portfolio holdings would likely decline significantly and may lose all value, which could result in substantial investment losses for the affected Fund.
Hong Kong. Hong Kong has been governed by the Basic Law, which provides a high degree of autonomy from China in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, considerable political uncertainty continues to exist within Hong Kong. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. If China were to exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance and have an adverse effect on the Funds’ investments. In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the Hong Kong economy. However, some market participants have questioned the continued viability of the currency peg. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on capital markets generally and the Hong Kong economy.
Macau. Although Macau is a Special Administrative Region (SAR) of China, it maintains a high degree of autonomy from China in economic matters. Macau’s economy is heavily dependent on the gaming sector and tourism industries, and its exports are dominated by textiles and apparel. Accordingly, Macau’s growth and development are highly dependent upon external economic conditions, particularly those in China.
Risks Associated with Taiwan
The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Although the relationship between China and Taiwan has been improving, there is the potential for future political or economic disturbances that may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would have a significant adverse impact on the value of investments in both countries and the region, which could negatively affect the value and liquidity of a Fund’s investments.
Risks Associated with Other Asian Countries
India. In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities.
Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. Terrorists believed to be based in Pakistan have struck Mumbai (India’s financial capital) in the past, further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.
Indian securities may be subject to a capital gains tax in India on gains realized upon disposition of securities. The Fund accrues for this potential expense, which reduces its net asset values. For further information regarding this tax, please see page 110.
Japan. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia. Depreciation of the yen, and any other currencies in which the Funds’ securities are denominated, will decrease the value of the Funds’ holdings. Japan’s economy could be negatively impacted by many factors, including rising interest rates, tax increases and budget deficits.
In the longer term, Japan will have to address the effects of an aging population, such as a shrinking workforce and higher welfare costs. To date, Japan has had restrictive immigration policies that, combined with other demographic concerns, appear to be having a negative impact on the economy. Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a deepening in the economic relationship between Japan and China, the
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countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Japan is located in a region that is susceptible to natural disasters, which could also negatively impact the Japanese economy.
South Korea. Investing in South Korean securities has special risks, including those related to political, economic and social instability in South Korea and the potential for increased militarization in North Korea (see Regional and Country Risks above). Securities trading on South Korean securities markets are concentrated in a relatively small number of issuers, which results in potentially fewer investment opportunities for the Funds. South Korea’s financial sector has shown certain signs of systemic weakness and illiquidity, which, if exacerbated, could prove to be a material risk for investments in South Korea. South Korea is dependent on foreign sources for its energy needs. A significant increase in energy prices could have an adverse impact on South Korea’s economy.
There are also a number of risks to the Funds associated with the South Korean government. The South Korean government has historically exercised and continues to exercise substantial influence over many aspects of the private sector. The South Korean government from time to time has informally influenced the prices of certain products, encouraged companies to invest or to concentrate in particular industries and induced mergers between companies in industries experiencing excess capacity.
Risks Associated with Other Regions
Europe
Investing in Europe involves risks not typically associated with investments in the United States. A majority of western European countries and a number of eastern European countries are members of the European Union (“EU”), an intergovernmental union aimed at developing economic and political coordination and cooperation among its member states. European countries that are members of the Economic and Monetary Union of the European Union (“EMU”) are subject to restrictions on inflation rates, interest rates, deficits, and debt levels. The EMU sets out different stages and commitments for member states to follow in an effort to achieve greater coordination of economic, fiscal and monetary policies. A member state that participates in the third (and last) stage is permitted to adopt a common currency, the Euro. EMU member states that have adopted the Euro are referred to as the “Eurozone.” As a condition to adopting the Euro, EMU member states must also relinquish control of their monetary policies to the European Central Bank and become subject to certain monetary and fiscal controls imposed by the EMU. As economic conditions across member states may vary widely, it is possible that these controls may not adequately address the needs of all EMU member states from time to time. These controls remove EMU member states’ flexibility in implementing monetary policy measures to address regional economic conditions, which may impair their ability to respond to crises. In addition, efforts by the EU and the EMU to unify economic and monetary policies may also increase the potential for similarities in the movements of European markets and reduce the potential investment benefits of diversification within the region. Conversely, any failure of these efforts may increase volatility and uncertainty in European financial markets and negatively affect the value of a Fund’s investments in European issuers.
European financial markets are vulnerable to volatility and losses arising from concerns about the potential exit of member countries from the EU and/or the Eurozone and, in the latter case, the reversion of those countries to their national currencies. Defaults by EMU member countries on sovereign debt, as well as any future discussions about exits from the Eurozone, may negatively affect a Fund’s investments in the defaulting or exiting country, in issuers, both private and governmental, with direct exposure to that country, and in European issuers generally. The United Kingdom (“UK”) formally withdrew from the EU on January 31, 2020 (a process commonly referred to as “Brexit”). There remains market uncertainty regarding Brexit’s ultimate ramifications, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict and could potentially have an adverse effect on the value of a Fund’s investments. The consequences of the UK’s or another country’s exit from the EU and/or Eurozone could also threaten the stability of the Euro for remaining countries and could negatively affect the financial markets of other countries in the European region and beyond.
Emerging Market Countries in Europe. While many countries in western Europe are considered to have developed markets, many eastern European countries are less developed. Investments in eastern European countries, even if denominated in Euros, may involve special risks associated with investments in emerging markets. Economic and political structures in many emerging European countries are in the early stages of economic development and developing rapidly, and these countries may lack the social, political, and economic stability characteristics of many more developed countries. In addition, the small size and inexperience of the securities markets in emerging European countries and the limited volume of trading in securities in those markets may make a Fund’s investments in these countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other, more developed markets. In the past, certain emerging European countries have failed to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain eastern European countries, which, as a result, may make it difficult to assess the value or prospects of an investment in those companies.
The European financial markets have been experiencing volatility and adverse trends due to concerns about economic downturns, inflation and/or rising government debt levels in both emerging and developed European countries. These events have adversely affected currency exchange rates and may continue to significantly affect every country in Europe, including countries that do not use the Euro. Defaults or restructurings by governments could have adverse effects on economies, financial markets, and asset valuations throughout Europe and lead to additional countries abandoning the Euro or withdrawing from the European Union. During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment.
In addition, the ongoing war in Ukraine and the resulting sanctions against Russia have adversely affected and may
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continue to adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial.
At certain times, a Fund may have to “fair value” certain securities by determining value on the basis of factors other than market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time.
Latin America
Latin American economies are generally considered emerging markets and have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. Similar conditions in the present or future could impact a Fund’s performance. Because Latin American countries are highly reliant on the exportation of commodities such as oil and gas, minerals, and metals, their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of a Fund’s investments. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which a Fund invests. A relatively small number of Latin American companies represents a large portion of Latin America’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. Securities of companies in Latin American countries may be subject to significant price volatility, which could impact a Fund’s performance. During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. In addition, at certain times, a Fund may have to “fair value” certain securities by assigning a value on the basis of factors other than market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time.
Additional Risks
The following additional or non-principal risks also apply to investments in the Funds.
Risks Associated with Developments in Global Credit and Equity Markets
Developments in global credit and equity markets, such as the credit and valuation problems experienced by the global capital markets in 2008 and 2009, may adversely and significantly impact the Funds’ investments. Although market conditions may start to improve relatively quickly, many difficult conditions may remain for an extended period of time or may return. Because the scope of these conditions may be, and in the past have been, expansive, past investment strategies and models may not be able to identify all significant risks that the Funds may encounter, or to predict the duration of these events. These conditions could prevent the Funds from successfully executing their investment strategies, result in future declines in the market values of the investment assets held by the Funds, or require the Funds to dispose of investments at a loss while such adverse market conditions prevail.
Risks Associated with Other Asia Pacific and Emerging Market Countries
Australia. The Australian economy is dependent, in particular, on the price and demand for agricultural products and natural resources. The United States and China are Australia’s largest trade and investment partners, which may make the Australian markets sensitive to economic and financial events in those two countries. Australian markets may also be susceptible to sustained increases in oil prices as well as weakness in commodity and labor markets.
Bangladesh. Bangladesh is facing many economic hurdles, including weak political institutions, poor infrastructure, lack of privatization of industry and a labor force that has outpaced job growth in the country. High poverty and inflationary tensions may cause social unrest, which could weigh negatively on business sentiment and capital investment. Bangladesh’s developing capital markets rely primarily on domestic investors. The recent overheating of the stock market and subsequent correction underscored weakness in capital markets and regulatory oversight. Corruption remains a serious impediment to investment and economic growth in Bangladesh, and the country’s legal system makes debt collection unpredictable, dissuading foreign investment. Bangladesh is geographically located in a part of the world that is historically prone to natural disasters and is economically sensitive to environmental events.
Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.
Indonesia. Indonesia’s political institutions and democracy have a relatively short history, increasing the risk of political instability. Indonesia has in the past faced political and militant unrest within several of its regions, and further unrest could present a risk to the local economy and stock markets. The country has also experienced acts of terrorism, predominantly targeted at foreigners, which has had a negative impact on tourism. Corruption and the perceived lack of a rule of law in dealings with international companies in the past may have discouraged much needed foreign direct investment. Should this issue remain, it could negatively impact the long-term
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growth of the economy. In addition, many economic development problems remain, including high unemployment, a developing banking sector, endemic corruption, inadequate infrastructure, a poor investment climate and unequal resource distribution among regions.
Malaysia. Malaysia has previously imposed currency controls and a 10% “exit levy” on profits repatriated by foreign entities such as the Funds and has limited foreign ownership of Malaysian companies (which may artificially support the market price of such companies). The Malaysian capital controls have been changed in significant ways since they were first adopted without prior warning on September 1, 1998. Malaysia has also abolished the exit levy. However, there can be no assurance that the Malaysian capital controls will not be changed adversely in the future or that the exit levy will not be re-established, possibly to the detriment of the Funds and their shareholders. In addition, Malaysia is currently exhibiting political instability which could have an adverse impact on the country’s economy.
Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.
New Zealand. New Zealand is generally considered to be a developed market, and investments in New Zealand generally do not have risks associated with them that are present with investments in developing or emerging markets. New Zealand is a country heavily dependent on free trade, particularly in agricultural products. This makes New Zealand particularly vulnerable to international commodity prices and global economic slowdowns. Its principal export industries are agriculture, horticulture, fishing and forestry.
Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Ongoing border disputes with India may result in armed conflict between the two nations, and Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of international support, which may be significantly reduced or terminated in response to changes in the political leadership of Pakistan. Pakistan faces a wide range of other economic problems and risks, such as the uncertainty over the privatization efforts, the substantial natural resource constraints it is subject to, its large budgetary and current account deficits as well as trade deficits, its judicial system that is still developing and widely perceived as lacking transparency, and inflation.
Philippines. Philippines’ consistently large budget deficit has produced a high debt level and has forced the country to spend a large portion of its national government budget on debt service. Large, unprofitable public enterprises, especially in the energy sector, contribute to the government’s debt because of slow progress on privatization.
Singapore. As a small open economy, Singapore is particularly vulnerable to external economic influences, such as the Asian economic crisis of the late 1990s. Singapore has been a leading manufacturer of electronics goods. However, competition from other countries in this and related industries, and adverse Asian economic influences generally, may negatively affect Singapore’s economy.
Sri Lanka. Civil war and terrorism have disrupted the economic, social and political stability of Sri Lanka for decades. While these tensions appear to have lessened, there is the potential for continued instability resulting from ongoing ethnic conflict. Sri Lanka faces severe income inequality, high inflation and a sizable public debt load. Sri Lanka relies heavily on foreign assistance in the form of grants and loans from a number of countries and international organizations such as the World Bank and the Asian Development Bank. Changes in international political sentiment may have significant adverse effects on the Sri Lankan economy.
Thailand. In recent years Thailand has experienced increased political, social and militant unrest, negatively impacting tourism and the broader economy. Thailand’s political institutions remain unseasoned, increasing the risk of political instability. Since 2005, Thailand has experienced several rounds of political turmoil, including a military coup in September 2006 that replaced Thailand’s elected government with new leadership backed by a military junta. Political and social unrest have continued following the 2006 coup and have resulted in disruptions, violent protests and clashes between citizens and the government. In May 2014, after months of large-scale anti-government protests, another military coup was staged, and a new military junta was established to govern the nation. In March 2019, after many rounds of delays, the first general election since the 2014 coup was held in Thailand. The election has been widely considered a contest between the pro-military and pro-democracy forces, and the outcome of the election could lead to further political instability in Thailand. These events have negatively impacted the Thai economy, and the long-term effect of these developments remains unclear. The Thai government has historically imposed investment controls apparently designed to control volatility in the Thai baht and to support certain export-oriented Thai industries. These controls have largely been suspended, although there is no guarantee that such controls will not be re-imposed. However, partially in response to these controls, an offshore market for the exchange of Thai baht developed. The depth and transparency of this market have been uncertain.
Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. However, some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises, and for most of the private enterprises, a majority of the equity is owned by employees and management boards and on average more than one-third of the equity is owned by the government
Risks of Investing in the Funds 101

with only a small percentage of the equity being owned by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies and has in the past imposed arbitrary repatriation taxes on foreign owners. Although Vietnam has experienced significant economic growth in the past three decades, Vietnam continues to face various challenges, including corruption, lack of transparency, uniformity and consistency in governmental regulations, heavy dependence on exports, a growing population, and increasing pollution. Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies). Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.
Africa and the Middle East
The economies of certain African and Middle Eastern countries are in the earliest stages of economic development, which may result in a high concentration of trading volume and market capitalization in a small number of issuers or a limited number of industries. There are typically fewer brokers in African and Middle Eastern countries, and they are typically less well capitalized than brokers in the United States or other developed markets. Many African nations have a history of military intervention, dictatorship, civil war, and corruption, which all limit the effectiveness of markets in those countries. Many Middle Eastern countries are facing political and economic uncertainty, with little or no democratic tradition or free market history, which could result in significant economic downturn. Recently, the war among Israel, Hamas and other militant groups in the Middle East, as well as recent military actions by the United States in Iran, has increased tensions in the Middle East and has caused and could continue to cause market disruptions in the region and globally. The conflict between Israel and Hamas and the involvement of the U.S. and other countries could present material uncertainty and risk with respect to a Fund’s performance and ability to achieve its investment objective. The extent and duration of the military action and any market disruptions are impossible to predict, but could be substantial.
During periods of instability or upheaval, a country’s government may act in a detrimental or hostile manner toward private enterprise or foreign investment. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation than if market quotations had been used, and there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time. Further, the economies of many Middle Eastern and African countries are largely dependent on, and linked together by, certain commodities (such as gold, silver, copper, diamonds, and oil). As a result, African and Middle Eastern economies are vulnerable to changes in commodity prices, and fluctuations in demand for these commodities could significantly impact economies in these regions. A downturn in one country’s economy could have a disproportionally large effect on others in the region.
U.S. Securities Risk
Certain Funds invest to a limited extent in stocks issued by U.S. companies. U.S. stocks have certain risks similar to equity securities issued in other countries, such as declines in value over short or extended periods as a result of changes in a company’s financial condition or the overall market as well as economic and political conditions. Although U.S. stocks have enjoyed many years of favorable returns, they have more recently experienced volatility based on political and economic events such as trade disputes. In addition, interest rate increases in the U.S. may adversely affect stocks. In September 2024, the Federal Reserve began lowering interest rates for the first time since 2020 and has since lowered rates several times. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices. In addition, raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.
Risks Associated with U.S. Presidential Elections
The impact of past and future U.S. presidential and other elections could create significant uncertainty with respect to legal, tax and regulatory regimes in which the Funds, as well as Matthews, will operate. Changes in U.S. policy could result in a number of changes to U.S. and non-U.S. economic, national security, fiscal, tax and other policies, as well as the global financial markets generally. Any significant changes in, among other things, economic policy (including with respect to interest rates, foreign trade and regulatory changes leading to greater availability of bank debt), the regulation of the asset management industry, tax law, immigration policy and/or government entitlement programs could have a material adverse impact on a Fund and its investments.
Certain Risks of Fixed-Income Securities
The Funds may invest in fixed-income securities. The prices of fixed-income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed-income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.
Risks Associated with Investment in a Smaller Number of Companies or Industries
From time to time, a relatively small number of companies and industries may represent a large portion of the total stock market in a particular country or region, and these companies and industries may be more sensitive to adverse social, political, economic or regulatory developments than funds whose portfolios are more diversified. Events affecting a small number of companies or industries may have a significant and potentially adverse impact on your investment in the Funds, and the Funds’ performance may be more volatile than that of funds that invest globally.
Passive Foreign Investment Companies Risk
The Funds may invest in PFICs. Investments in PFICs may subject the Funds to taxes and interest charges that cannot be avoided, or that can be avoided only through complex methods
102 matthewsasia.com | 800.789.ASIA

that may have the effect of imposing a less favorable tax rate or accelerating the recognition of gains and payment of taxes.
Initial Public Offerings (“IPOs”) Risk
IPOs of securities issued by unseasoned companies with little or no operating history are risky, and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to the Funds or may be available only in very limited quantities. Thus, when a Fund’s size is smaller, any gains or losses from IPOs may have an exaggerated impact on the Fund’s performance than when it is larger. The Funds’ portfolio managers are permitted to engage in short-term trading of IPOs. Although IPO investments have had a positive impact on the performance of some Funds, there can be no assurance that a Fund will have favorable IPO investment opportunities in the future or that a Fund’s investments in IPOs will have a positive impact on its performance.
Risks Associated with Investment in China A Shares
Matthews has applied for and received a license as a Qualified Foreign Investor (“QFI”) from the China Securities Regulatory Commission and has been registered with the State Administration of Foreign Exchange of China for the inward and outward remittance of funds in foreign currencies and/or offshore renminbi (the “QFI Status”), by which Matthews may invest in stocks of Chinese companies listed on the Shanghai Stock Exchange and the Shenzhen Stock Exchange and traded and denominated in the currency of China, the renminbi (“China A Shares”) on behalf of clients whose portfolios it manages, including for this purpose any series, sub-fund, sleeve, or other sub-account of such client (each an “A Share Investor”). For a further discussion of China A Shares and risks associated with investing in China A Shares, see “Risks Associated with Investing in China A Shares” in the Funds’ SAI.
Matthews, as a QFI license holder, maintains custody of China A Share assets with a local custodian in its own name for the benefit of the A Share Investors (the “A Share Account”). In addition, the local Chinese custodian will maintain, on its books and records, a sub-account on behalf of each A Share Investor with respect to the China A Share assets held by each individual A Share Investor.
Matthews has agreed with each A Share Investor that Matthews has and shall have no beneficial interest in such China A Share assets and that they belong exclusively to the individual A Share Investors in whose name they are held on the books and records of the Chinese custodian. In addition, each A Share Investor has agreed that such A Share Investor has an interest solely in the China A Share assets held through the QFI Status of Matthews that are registered in its name on the books and records of the Chinese custodian, and that they have no interest in any China A Share assets held on the books and records of the Chinese custodian in the name of any other A Share Investor.
A Share Investors, including the Funds, bear the costs of maintaining their sub-account on the books and records of the Chinese custodian, as well as their share of the costs of maintaining the A Share Account.
Although China A Shares generally trade in liquid markets, because of the repatriation requirements imposed by the Chinese government, a Fund’s investment in China A Shares may be illiquid and subject to the Fund’s policy of investing no more than 15% of its net assets in illiquid securities.
Investing in China A Shares through Stock Connect
A Fund may purchase China A Shares through the Shanghai and Shenzhen—Hong Kong Stock Connect (“Stock Connect”). The Stock Connect program is a mutual market access program designed to enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A Shares through Stock Connect. Specifically, trading can be affected by market or bank closures, quota limits, and certain pre-delivery and pre-validation requirements, such that a Fund may not be able to purchase or dispose of its shares in a timely manner. In addition, a Fund’s purchase of China A Shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. A Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System, which may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
Risks of Investing in the Funds 103

Management of the Funds
Matthews International Capital Management, LLC is the investment advisor to the Funds. Matthews is located at Four Embarcadero Center, Suite 550, San Francisco, California 94111 and can be reached toll free by telephone at 833.228.5605. Matthews was founded in 1991 by G. Paul Matthews. Since its inception, Matthews has specialized in managing portfolios of Asian securities. Matthews invests the Funds’ assets, manages the Funds’ business affairs, supervises the Funds’ overall day-to-day operations, provides the personnel needed by the Funds with respect to Matthews’ responsibilities, and furnishes the Funds with office space and provides certain administrative, clerical and shareholder services to the Funds pursuant to an Investment Management Agreement dated as of June 30, 2022 between Matthews and the Trust, on behalf of the Funds (as amended from time to time, the “Management Agreement”).
Pursuant to the Management Agreement, each Fund, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF, pays Matthews 0.79% of the aggregate average daily net assets of the Fund. The Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF each pays Matthews 0.99% of the aggregate average daily net assets of the Fund. The Funds pay Matthews a monthly fee at the annual rate using the applicable management fee calculated based on the actual number of days of that month and based on the Funds’ average daily net assets for the month. A discussion regarding the basis for the Board’s approval of the Management Agreement with respect to the Funds is available in the Funds’ N-CSR for the fiscal year ended December 31, 2025.
In early 2026, Matthews announced a change in its ownership structure that would constitute an “assignment” of the Management Agreement under the Investment Company Act of 1940. On February 25, 2026, the Board of Trustees approved a new Investment Management Agreement between Matthews and the Trust, subject to shareholder approval. A proxy statement regarding this approval has been filed with the SEC and provided to shareholders.
Pursuant to a fee waiver agreement, effective April 28, 2023, between the Trust and Matthews for the Matthews Korea Active ETF (the “Korea ETF Fee Waiver Agreement”), Matthews has contractually agreed to waive a portion of the management fee with respect to the Fund if and to the extent that the total annual operating expense ratio of the lowest cost share class of any “Family-Priced Fund” is less than the applicable management fee rate for the Matthews Korea Active ETF. The Family-Priced Funds are the series of the Trust that are operated as mutual funds (and offered through a separate prospectus), other than the Matthews Emerging Markets Small Companies Fund and the Matthews China Innovators Fund. The Korea ETF Fee Waiver Agreement will remain in effect until terminated by the Board and the Independent Trustees. Based on the currently applicable expense ratios for the Family-Priced Funds, it is not expected that a waiver under the Korea ETF Fee Waiver Agreement will occur in the foreseeable future.
Pursuant to a fee waiver agreement, effective as of December 29, 2023, between the Trust and Matthews for the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF (the “Discovery ETF Fee Waiver Agreement”), Matthews has contractually agreed to waive 0.10% of the fee payable under the Management Agreement for the Funds. Matthews may not recoup fees waived pursuant to the Discovery ETF Fee Waiver Agreement. The Board has approved the Discovery ETF Fee Waiver Agreement for an initial term through April 30, 2027 and may terminate the agreement at any time upon 60 days’ written notice to Matthews. Matthews may decline to renew the Discovery ETF Fee Waiver Agreement by providing written notice to the Trust at least 60 days before its annual expiration date.
Matthews may delegate certain portfolio management activities with respect to one or more Funds to a wholly owned subsidiary based outside of the United States. Any such participating affiliate would enter into a participating affiliate agreement with Matthews related to the affected Fund, and Matthews would remain fully responsible for the participating affiliate’s services as if Matthews had performed the services directly. Any delegation of services in this manner would not increase the fees or expenses paid by the Fund, and would normally be used only where a portfolio manager or other key professional is located in the country where the subsidiary is based.
Pursuant to the Management Agreement, in addition to investment advisory services, Matthews also provides certain administrative and shareholder services to the Funds and current shareholders of the Funds, including overseeing the activities of the Funds’ transfer agent, accounting agent, custodian and administrator; assisting with the daily calculation of the Funds’ net asset values; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by the Funds’ third-party administrator and other parties for Board meetings; coordinating and executing fund launches and closings (as applicable); general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technology; responding to shareholder communications including coordinating shareholder mailings, ordinary proxy statements, annual and semi-annual shareholder reports, prospectuses and other correspondence from the Funds to shareholders; providing regular communications and investor education materials to shareholders, which may include communications via electronic means, such as electronic mail; providing certain shareholder services not handled by the Funds’ transfer agent or other intermediaries; communicating with investment advisors whose clients own or hold shares of the Funds; and providing such other information and assistance to shareholders as may be reasonably requested by such shareholders. Matthews will pay all the ordinary expenses of the Funds.
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Portfolio Managers
Each of the Funds is managed by one or more Portfolio Managers. A Portfolio Manager of a Fund is primarily responsible for its day-to-day investment management decisions.

SEAN TAYLOR
Sean Taylor is Chief Investment Officer and Portfolio Manager at Matthews. Prior to joining the firm in October 2023, he was Chief Investment Officer APAC, Global Head of Emerging Markets
Equity at DWS Group based in Hong Kong since 2013. From 2004 to 2011, he was an Investment
Director at GAM Investments, based in London and Dubai. From 1997 to 2004, he was at Societe
Generale as Head of International and Emerging Markets. Sean has over 30 years of experience, including more than a decade as a CIO. He has overseen a number of emerging markets active strategies, including Latin America, India, China, Brazil, Russia as well as international and global strategies during his career. He received his MBA from Manchester Business School and is a graduate of the Royal Military Academy, Sandhurst. Sean has been a Portfolio Manager of the Matthews
Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF and Matthews
Emerging Markets ex China Active ETF since 2023, of the Matthews Asia Dividend Fund and
Matthews Asia Dividend Active ETF since 2025, and of the Matthews Emerging Markets Sustainable
Future Fund and Matthews Emerging Markets Sustainable Future Active ETF since 2026.

Portfolio Manager
Matthews Emerging Markets
Equity Fund
Matthews Emerging Markets
Equity Active ETF
Matthews Emerging Markets ex
China Active ETF
Matthews Emerging Markets
Sustainable Future Fund
Matthews Emerging Markets
Sustainable Future Active ETF
Matthews Asia Dividend Fund
Matthews Asia Dividend Active
ETF

MARK HEADLEY
Mark W. Headley is Executive Chairman and Portfolio Manager at Matthews and rejoined the firm in April 2025. He first joined Matthews in April 1995 as Managing Director and senior analyst on the investment team. In 1999, Mark became President of Matthews and between 2002 and 2009, held both CEO and Co-CEO roles and between 2007 and 2009, he was also CIO. Throughout his time at the firm, Mark was a Portfolio Manager, which included the Matthews Pacific Tiger Fund,
Matthews Korea Fund, Matthews China Fund, Matthews Japan Fund and the Matthews Asia
Innovators Fund. Prior to joining Matthews, Mark held several key positions from 1989-1992 including with Newport Pacific Management and Newport Distributors, Inc. where he was an original member of the team that launched the first SEC-registered open-end Asia (ex-Japan) fund, the Newport Tiger Fund. Mark has appeared frequently in broadcast media, been widely quoted in major financial publications and participated in panel discussions at conferences of major financial institutions. He holds a B.A. in Economics and Politics from the University of California, Santa
Cruz. Mark has been a Portfolio Manager of the Matthews Pacific Tiger Fund and Matthews Pacific
Tiger Active ETF since 2026.
Portfolio Manager Matthews Pacific Tiger Fund Matthews Pacific Tiger Active ETF

KATHLYN COLLINS, CAIA
Kathlyn Collins is a VP, Head of Responsible Investing and Stewardship, and Portfolio Manager at
Matthews. Prior to joining the firm in 2018, Kathlyn worked as an ESG & Global Strategy Analyst with Cartica Management LLC where she developed ESG integration and analyzed investments for portfolios, conducted company research and engagement, and wrote reports relating to Emerging
Markets. She earned an M.A. in International Relations and International Economics from John
Hopkins University School of Advanced International Studies and an M.A. in Italian Studies from
Middlebury College in Florence, Italy. Kathlyn has a B.A. in Broadcast Journalism, Italian Language,
Literature & Culture from Syracuse University. She has been part of the faculty for the International
Corporate Governance Network’s (ICGN) ESG integration course and is a Sustainability Accounting
Standards Board (SASB) Fundamentals of Sustainability Accounting (FSA) credential holder. She is a
Chartered Alternative Investment Analyst (CAIA) and speaks Italian and Spanish. Kathlyn has been a Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund and Matthews
Emerging Markets Sustainable Future Active ETF since 2026.
Portfolio Manager Matthews Emerging Markets Sustainable Future Fund Matthews Emerging Markets Sustainable Future Active ETF

Management of the Funds 105

DONGHOON HAN
Donghoon Han is a Portfolio Manager at Matthews. Prior to joining the firm in 2020, Donghoon was Vice President and portfolio manager at Goldman Sachs Asset Management in Tokyo, responsible for investments in technology, automotive and transportation sectors in Japan. From
2014 to 2016, he worked as a Senior Associate at Citadel Global Equities covering technology and industrial sectors in Japan. From 2010 to 2014, he also worked as a Senior Associate at Dodge & Cox covering global technology sector with a focus on semiconductors and electronic components.
Donghoon is fluent in Japanese and Korean. He received his B.A. in International Liberal Arts from
Waseda University in Tokyo. Donghoon is a Chartered Member of the Securities Analysts
Association of Japan. Donghoon has been a Portfolio Manager of the Matthews Japan Fund since
2023 and of the Matthews Japan Active ETF since its inception in 2023.
Portfolio Manager Matthews Japan Fund Matthews Japan Active ETF

TIFFANY HSIAO, CFA
Tiffany Hsiao is a Portfolio Manager at Matthews. She originally joined Matthews in April 2014 and departed in August 2020 to launch a China-focused private fund at Artisan Partners. Prior to her departure, Tiffany managed the firm’s former China Small Companies (now China Innovators), former Asia Small Companies (now Emerging Markets Small Companies) and Asia Innovators
strategies. Previously, she was a Vice President at Goldman Sachs Investment Partners in Hong Kong
and Tokyo from 2007 to 2013, responsible for Asia Pacific investments with an emphasis on equities in China. Previous to this, she spent six years at Franklin Templeton Investments, where she managed the firm’s global communications fund. Tiffany earned her Master of Science and
Information Technology from Carnegie Mellon University and received a B.A. in Economics from the University of California, Berkeley. She is fluent in Mandarin and Taiwanese, and conversational in Cantonese. Tiffany has been a Portfolio Manager of the Matthews Asia Innovators Fund,
Matthews Asia Innovators Active ETF, Matthews China Innovators Fund, and Matthews China
Innovators Active ETF since 2025, and of the Matthews Asia Growth Fund since 2026.
Portfolio Manager Matthews Asia Innovators Fund Matthews Asia Innovators Active ETF Matthews China Innovators Fund Matthews China Innovators Active ETF Matthews Asia Growth Fund

ANDREW MATTOCK, CFA
Andrew Mattock is a Portfolio Manager at Matthews. Prior to joining the firm in 2015, he was a
Fund Manager at Henderson Global Investors for 15 years, first in London and then in Singapore, managing Asia Pacific equities. Andrew holds a Bachelor of Business majoring in Accounting from
ACU. He began his career at PricewaterhouseCoopers and qualified as a Chartered Accountant.
Andrew has been a Portfolio Manager of the Matthews China Fund since 2015 and of the Matthews
China Active ETF since 2022.
Portfolio Manager Matthews China Fund Matthews China Active ETF

PEEYUSH MITTAL, CFA
Peeyush Mittal is a Portfolio Manager at Matthews. Prior to joining the firm in 2015, he spent over three years at Franklin Templeton Asset Management India, most recently as a Senior Research
Analyst. Previously, he was with Deutsche Asset & Wealth Management New York, from 2009 to
2011, researching U.S. and European stocks in the industrials and materials sectors. Peeyush began his career in 2003 with Scot Forge as an Industrial Engineer, and was responsible for implementing
Lean Manufacturing systems on the production shop floor. Peeyush earned his M.B.A from The
University of Chicago Booth School of Business. He received a Master of Science in Industrial
Engineering from The Ohio State University and received a Bachelor of Technology in Metallurgical
Engineering from The Indian Institute of Technology Madras. He is fluent in Hindi. Peeyush has been a Portfolio Manager of the Matthews India Fund since 2018 and the Matthews India Active ETF since its inception in 2023.
Portfolio Manager Matthews India Fund Matthews India Active ETF

SOJUNG PARK
Sojung Park is a Portfolio Manager at Matthews. Prior to joining the firm in 2016, she earned an
MBA from the University of Chicago’s Booth School of Business. From 2010 to 2013, Sojung worked as an Equity Research Analyst at HSBC Securities as primary analyst for mid-cap companies in the
Korean financial services sector, and from 2009 to 2010, was an Equity Research Associate at E*Trade
Securities. She received a Bachelor of Business Administration from Seoul National University and is fluent in Korean. Sojung has been a Portfolio Manager of the Matthews Korea Active ETF since its inception in 2023 and of the Matthews Asia Dividend Fund and Matthews Asia Dividend Active ETF
since 2025.
Portfolio Manager Matthews Korea Active ETF Matthews Asia Dividend Fund Matthews Asia Dividend Active ETF

106 matthewsasia.com | 800.789.ASIA

JEREMY SUTCH, CFA
Jeremy Sutch is a Portfolio Manager at Matthews. Prior to joining the firm in 2015, he was Director and Global Head of Emerging Companies at Standard Chartered Bank in Hong Kong from 2012 to
2015, responsible for the fundamental analysis of companies in Asia, with a particular focus on small and mid-capitalization companies. From 2009 to 2012, he was Managing Director at MJP
Capital in Hong Kong, which he co-founded. His prior experience has included managing small-cap equities at Indus Capital Advisors and serving as Head of Hong Kong Research for ABN
AMRO Asia Securities. Jeremy earned an M.A. in French and History from the University of
Edinburgh. Jeremy has been a Portfolio Manager of the Matthews Emerging Markets Small
Companies Fund since 2021, and of the Matthews Emerging Markets Equity Fund, Matthews
Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, and
Matthews Emerging Markets Discovery Active ETF since 2023.

Portfolio Manager
Matthews Emerging Markets
Equity Fund
Matthews Emerging Markets
Active ETF
Matthews Emerging Markets ex
China Active ETF
Matthews Emerging Markets
Small Companies Fund
Matthews Emerging Markets
Discovery Active ETF

SHUNTARO TAKEUCHI
Shuntaro Takeuchi is a Portfolio Manager at Matthews. Prior to joining the firm in 2016, he was an
Executive Director for Japan Equity Sales at UBS Securities LLC in New York. Beginning in 2003, he
worked on both Japanese Equity and International Equity Sales at UBS Japan Securities, based in
Tokyo, and held the position of Special Situations Analyst from 2006 to 2008, and Head of
International Equity Sales from 2009 to 2013. Before that, he worked at Merrill Lynch Japan from
2001 to 2003 in U.S. Equity Sales. Shuntaro received a B.A. in Commerce and Management from
Hitotsubashi University in Tokyo. He is fluent in Japanese. Shuntaro has been a Portfolio Manager of the Matthews Japan Fund since 2019, of the Matthews Japan Active ETF since its inception in
2023 and of the Matthews Asia Growth Fund since 2023.
Portfolio Manager Matthews Japan Fund Matthews Japan Active ETF Matthews Asia Growth Fund

VIVEK TANNEERU
Vivek Tanneeru is a Portfolio Manager at Matthews. Prior to joining Matthews in 2011, Vivek was an
Investment Manager on the Global Emerging Markets team of Pictet Asset Management in London.
While at Pictet, he also worked on the firm’s Global Equities team, managing Japan and Asia ex
Japan markets. Before earning his M.B.A. from the London Business School in 2006, Vivek was a
Business Systems Officer at The World Bank and served as a Consultant at Arthur Andersen Business
Consulting and Citicorp Infotech Industries. He interned at Generation Investment Management while studying for his M.B.A. Vivek received his Master’s in Finance from the Birla Institute on
Technology & Science in India. He is fluent in Hindi and Telugu. Vivek has been a Portfolio
Manager of the Matthews Emerging Markets Sustainable Future Fund since its inception in 2015, and of the Matthews Emerging Markets Sustainable Future Active ETF since its inception in 2023.
Portfolio Manager Matthews Emerging Markets Sustainable Future Fund Matthews Emerging Markets Sustainable Future Active ETF

KATHY XU
Kathy Xu is a Portfolio Manager at Matthews and joined the firm in 2026. From September 2023 to
December 2025, she was Director and Head of North Asia Equities at APG Asset Management,
where she oversaw a $3 billion North Asia all-cap equity strategy. Prior to this role, she served as
Senior Portfolio Manager leading APG’s China A-Share Equity Fund from February 2018 to August
2023. Earlier in her career, Kathy was a graduate trainee at Aberdeen Asset Management and joined the firm’s Asian Equities team in 2007, and advanced to the role of Investment Manager in 2012 and went on to co-manage Aberdeen’s Chinese Equity Strategy and China A-Share Strategy from 2012 to
2017. Kathy obtained her Bachelor of Economics from Fudan University in 2006 and Master of
Economics from The University of Hong Kong in 2007 sponsored by Swire scholarship. She is fluent in Cantonese, Mandarin and Shanghainese. Kathy has been a Portfolio Manager of the Matthews
Pacific Tiger Fund and Matthews Pacific Tiger Active ETF since 2026.
Portfolio Manager Matthews Pacific Tiger Fund Matthews Pacific Tiger Active ETF

The investment team travels extensively to Asian and emerging market countries to conduct research relating to those markets. The Funds’ SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in each Fund.
Management of the Funds 107

Important Information
Book Entry
Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Fund shares.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Fund shares, you are not entitled to receive physical delivery of stock certificates or to have the shares registered in your name, and you are not considered a registered owner of the shares. Therefore, to exercise any right as an owner of Fund shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.
Share Market Prices on the Exchange
Market prices of Fund shares on the Exchange may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions, and other factors may affect the market prices of Fund shares. To provide additional information regarding the indicative value of Fund shares, the Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated “intraday indicative value” (“IIV”) for Fund shares as calculated by an information provider or market data vendor. The Funds are not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs. If the calculation of the IIV is based on the basket of Deposit Securities and/or a designated amount of U.S. cash, such IIV may not represent the best possible valuation of a Fund’s portfolio because the basket of Deposit Securities does not necessarily reflect the precise composition of the Fund’s current portfolio at a particular point in time and does not include a reduction for the fees, operating expenses, or transaction costs incurred by the Fund. The IIV should not be viewed as a “real-time” update of the Fund’s NAV because the IIV may not be calculated in the same manner as the NAV, which is computed only once a day, typically at the end of the business day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the Deposit Securities.
Market Timing Activities
The Funds impose no restrictions on the frequency of purchases and redemptions of Fund shares. In determining not to adopt a policy restricting frequent trading in the Funds, the Board evaluated the risks of market timing activities by the Funds’ shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Fund shares directly with the Funds, are an essential part of the ETF process and help keep share market prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, frequent purchases and redemptions for cash may affect returns, increase portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting purchase/ redemption activity.
Determination of Net Asset Value
NAV is computed once daily as of the close of regular trading on the NYSE, generally 4:00 PM Eastern Time, on each day that the exchange is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.
The NAV of a Fund is computed by adding the value of all securities and other assets of the Fund, deducting any liabilities of the Fund, and dividing by the total number of outstanding shares of the Fund.
The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined under the oversight of the Board of Trustees (as described below). Market quotations are provided by pricing services that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading of the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by Matthews as the Funds’ valuation designee (as described below). The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.
Foreign values of the Funds’ securities are converted to U.S. dollars using exchange rates determined as of 4 p.m. London time and in accordance with the Funds’ Pricing and Valuation Policy and Procedures. The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.
When market quotations are not readily available or are believed by Matthews to be unreliable, a Fund’s investments are valued at fair value. The Funds value any exchange-traded security for which market quotations are unavailable (e.g., when trading of a security is suspended) or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Funds’ Pricing and Valuation Policy and Procedures and subject to the Board’s oversight, by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security.
In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple
108 matthewsasia.com | 800.789.ASIA

appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews, the Funds’ valuation designee, which makes those determinations through its Valuation Committee composed of employees of Matthews (some of whom may also be officers of the Funds). In these circumstances, the Valuation Committee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Funds’ Pricing and Valuation Policy and Procedures and subject to the oversight of the Board. When fair value pricing is employed (whether through the Funds’ independent pricing service or the Valuation Committee), the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day. Changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities.
Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed, and the NAVs are therefore not calculated. Accordingly, the NAVs of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.
Indian securities in the Funds may be subject to a short-term capital gains tax in India on gains realized upon disposition of securities lots held less than one year. The Funds accrue for this potential expense, which reduces their net asset values. For further information regarding this tax, please see “Taxes” below.
Other Shareholder Information
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI, which is available on the Matthews Asia Funds website at matthewsasia.com.
Other Compensation to Intermediaries
Matthews, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. The level of payments will vary for each particular intermediary. These additional cash payments generally represent some or all of the following: (a) payments to intermediaries to help defray the costs incurred to educate and train personnel about the Fund; (b) marketing support fees for providing assistance in promoting the sale of Fund shares; (c) access to sales meetings, sales representatives and management representatives of the intermediary; and (d) inclusion of the Fund on the sales list, including a preferred or select sales list, or other sales program of the intermediary. A number of factors will be considered in determining the level of payments, including the intermediary’s sales, assets and redemption rates, as well as the nature and quality of the intermediary’s relationship with Matthews. Aggregate payments may change from year to year and Matthews will, on an annual basis, determine the advisability of continuing these payments. Shareholders who purchase or hold shares through an intermediary may inquire about such payments from that intermediary.
Rule 12b-1 Plan
The Trust maintains an inactive 12b-1 Plan for the Matthews Emerging Markets Discovery Active ETF and the Matthews China
Innovators Active ETF (the “Plan”). The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were reactivated, the fee would be up to 0.25% for each Fund and would be paid out of the Fund’s assets on an ongoing basis, such that over time that fee would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no 12b-1 distribution plan for the other Funds.
Distributions
The Funds, except the Matthews Asia Dividend Active ETF, generally distribute their net investment income once annually in December. The Matthews Asia Dividend Active ETF generally distributes net investment income quarterly in March, June, September and December. Any net realized gain from the sale of portfolio securities and net realized gains from foreign currency transactions are distributed at least once each year unless they are used to offset losses carried forward from prior years. The Funds will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional whole shares of the Funds only if the broker through whom you purchased your shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you. Distributions are treated the same for tax purposes whether received in cash or reinvested. If you buy shares when a Fund has realized but not yet distributed ordinary income or capital gains, you will be “buying a dividend” by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable dividend.
Taxes
This section summarizes certain income tax considerations that may affect your investment in the Funds. You are urged to consult your tax advisor regarding the tax effects to you of an investment in the Funds based on your individual tax situation. The tax consequences of an investment in the Funds depend on the type of account that you have and your particular tax circumstances. Distributions are subject to federal income tax and may also be subject to state and local income taxes. The Funds intend to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Funds hold their assets). Distributions are generally taxable when they are paid, whether in cash or by reinvestment. Distributions declared in October, November or December and paid the following January are taxable as if they were paid on December 31.
Part of a distribution may include realized capital gains, which may be taxed at different rates depending on how long a Fund has held specific securities.
In mid-February, if applicable, you will be sent a Form 1099-DIV or other Internal Revenue Service (“IRS”) forms, as required, indicating the tax status of any distributions made to you. This information will be reported to the IRS. If the total distributions you received for the year are less than $10, you may not receive a
 109

Form 1099-DIV. Please note retirement account shareholders will not receive a Form 1099-DIV.
Speak with your tax advisor concerning state and local tax laws, which may produce different consequences than those under federal income tax laws.
In addition, the Funds may be subject to capital gains tax in India on gains realized upon disposition of Indian securities. The tax is computed on net realized gains post set off of brought forward losses in the manner prescribed under Indian domestic tax law. Further, any realized losses during a tax year in excess of gains may be carried forward for a period of up to eight years to offset future gains in a similar manner as prescribed. Net taxes payable must be remitted to the Indian government prior to repatriation of sales proceeds. The Funds may accrue a deferred tax liability for unrealized gains. This accrual may reduce a Fund’s net asset value.
You should read the tax information in the Statement of Additional information, which supplements the information above and is a part of this prospectus. The Funds do not expect to request an opinion of counsel or rulings from the IRS regarding their tax status or the tax consequences to investors in the Funds
Taxes on Purchases and Redemptions of Creation Units
An Authorized Participant (an “AP”) that uses the U.S. dollar as its functional currency for U.S. federal income tax purposes and exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible. Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.
The Funds may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Funds may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.
Distributor
Foreside Funds Distributors LLC (the “Distributor”) is a broker-dealer registered with the U.S. Securities and Exchange Commission and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, ME 04101.
Premium/Discount Information
Information regarding how often Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV per Share is available, free of charge, on the Fund’s website at matthewsasia.com.
Additional Notices
Shares of the Funds are not sponsored, endorsed, or promoted by the Exchanges. The Exchanges are not responsible for, nor have they participated in the determination of, the timing, prices, or quantities of Fund shares to be issued, nor in the determination or calculation of the equation by which Fund shares are redeemable. The Exchanges have no obligation or liability to owners of Fund shares in connection with the administration, marketing, or trading of those shares.
Without limiting any of the foregoing, in no event shall the Exchanges have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.
110 matthewsasia.com | 800.789.ASIA

Index Definitions
It is not possible to invest directly in an index. The performance of foreign indices may be based on different exchange rates than those used by a Fund and, unlike the Fund’s NAV, is not adjusted to reflect fair value at the close of regular trading on the NYSE (generally 4:00 PM Eastern Time) on each day that the exchange is open for trading.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization–weighted index of the stock markets of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI Emerging Markets ex China Index is a free float-adjusted market capitalization-weighted index that captures large and mid cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the stock markets of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
The MSCI All Country Asia ex Japan Index is a free float-adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
The MSCI China Index is a free float-adjusted market capitalization-weighted index of Chinese equities that includes China A shares, H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China) and foreign listings (e.g., ADRs).
The MSCI China All Shares Index captures large and mid-cap representation across China A shares, B shares, H shares, Red Chips (issued by entities owned by national or local governments in China), P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs). The index aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China.
The MSCI China Small Cap Index is a free float-adjusted market capitalization-weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong exchange, B shares listed on the Shanghai and Shenzhen exchanges, Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China), and foreign listings (e.g., ADRs).
The MSCI India Index is a free float-adjusted market capitalization-weighted index of Indian equities listed in India.
The MSCI Japan Index is a free float-adjusted market capitalization-weighted index of Japanese equities listed in Japan.
The MSCI Korea 25/50 Index is a free float-adjusted market capitalization-weighted index designed to measure the performance of large and mid capitalization segments of the equity market in Korea.
The MSCI All Country Asia Pacific Index is a free float-adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.
Index Definitions 111

Fund Information:
Fund	Symbol	CUSIP
Matthews Emerging Markets Equity Active ETF	MEM	577125818
Matthews Emerging Markets ex China Active ETF	MEMX	577125792
Matthews Emerging Markets Sustainable Future Active ETF	EMSF	577130628
Matthews Emerging Markets Discovery Active ETF	MEMS	577125743
Matthews Pacific Tiger Active ETF	ASIA	577130578
Matthews Asia Innovators Active ETF	MINV	577125826
Matthews China Active ETF	MCH	577125834
Matthews China Innovators Active ETF	MCHS	577125735
Matthews India Active ETF	INDE	577130610
Matthews Japan Active ETF	JPAN	577130594
Matthews Korea Active ETF	MKOR	577125784
Matthews Asia Dividend Active ETF	ADVE	577130586

Investment Advisor
Matthews International Capital Management, LLC

Administrator, Transfer Agent and Custodian
BNY Mellon 240 Greenwich St. New York, NY 10007

For additional information about Matthews Asia Funds:
matthewsasia.com 833.228.5605 Matthews Asia Funds Three Canal Plaza, Suite 100 Portland, ME 04101
Shareholder Reports
Additional information about the Funds’ investments is available in the Funds’ annual shareholder reports (audited by independent accountants) and semi-annual shareholder reports. These reports contain a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its reporting period. To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and annual and semi-annual shareholder reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and annual and semi-annual shareholder reports, free of charge, on the Funds’ website at matthewsasia.com. The Funds’ current prospectus and annual and semi-annual shareholder reports are also available to you, without charge, upon request.
Statement of Additional Information (SAI)
The SAI, which is incorporated into this prospectus by reference and dated April 30, 2026, is available to you, without charge, upon request or through the Funds’ website at matthewsasia.com. It contains additional information about the Funds.

How To Obtain Additional Information
Contacting Matthews Asia Funds
You can obtain free copies of the publications described above by visiting the Fund’s website at
matthewsasia.com. To request the SAI, the Fund’s annual and semi-annual shareholder reports and other information about the Fund or to make shareholder inquiries, contact the Fund at:

Matthews Asia Funds
Three Canal Plaza,
Suite 100
Portland, ME 04101
833.228.5605

Obtaining Information from the SEC
Reports and other information about the Fund are available on the EDGAR Database on the SEC’s
Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Three Canal Plaza, Suite 100 | Portland, ME 04101 | matthewsasia.com | 833.228.5605	ETFPS-0426
Investment Company Act File Number: 811-08510

MATTHEWS INTERNATIONAL FUNDS
(d/b/a MATTHEWS ASIA FUNDS)
MATTHEWSASIA.COM
MATTHEWS EMERGING MARKETS EQUITY ACTIVE ETF (MEM)
MATTHEWS EMERGING MARKETS EX CHINA ACTIVE ETF (MEMX)
MATTHEWS EMERGING MARKETS SUSTAINABLE FUTURE ACTIVE ETF (EMSF)
MATTHEWS EMERGING MARKETS DISCOVERY ACTIVE ETF (MEMS)*
MATTHEWS ASIA INNOVATORS ACTIVE ETF (MINV)
MATTHEWS PACIFIC TIGER ACTIVE ETF (ASIA)
MATTHEWS ASIA DIVDEND ACTIVE ETF (ADVE)
MATTHEWS CHINA ACTIVE ETF (MCH)
MATTHEWS CHINA INNOVATORS ACTIVE ETF (MCHS)* †
MATTHEWS INDIA ACTIVE ETF (INDE)
MATTHEWS JAPAN ACTIVE ETF (JPAN)
MATTHEWS KOREA ACTIVE ETF (MKOR)
(collectively, the “Funds”)
† Formerly known as Matthews China Discovery Active ETF
Listed on NYSE ARCA
* Listed on NASDAQ

STATEMENT OF ADDITIONAL INFORMATION
April 30, 2026
This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the current prospectus of the Matthews Asia Funds Active ETFs (the “Funds”), dated April 30, 2026 (the “Prospectus”).
The Prospectus and the financial statements contained in the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, are incorporated herein by reference. You can obtain a free copy of the Prospectus and financial statements on the Funds’ website at MATTHEWSASIA.COM or by contacting a Matthews Asia Funds representative at:
Matthews Asia Funds
Three Canal Plaza,
Suite 100
Portland, ME 04101
833.228.5605
No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their underwriters. The Prospectus does not constitute an offering by the Funds or by their underwriters in any jurisdiction in which such offering may not lawfully be made.

Fund History
Matthews International Funds (d/b/a Matthews Asia Funds) (the “Trust”), Four Embarcadero Center, Suite 550, San Francisco, California 94111, is a family of funds currently offering twenty-three separate series of shares. This SAI pertains to the twelve of those series that are exchange-traded funds (each individually, a “Fund,” and collectively, the “Funds”):
Global Emerging Markets Strategies:
Matthews Emerging Markets Equity Active ETF
Matthews Emerging Markets ex China Active ETF
Matthews Emerging Markets Sustainable Future Active ETF
Matthews Emerging Markets Discovery Active ETF
Asia Strategies:
Matthews Asia Innovators Active ETF
Matthews Pacific Tiger Active ETF
Matthews Asia Dividend Active ETF
Single Country Strategies:
Matthews China Active ETF
Matthews China Innovators Active ETF
Matthews India Active ETF
Matthews Japan Active ETF
Matthews Korea Active ETF
The Funds are actively managed exchange-traded funds (“ETFs”) that are each a separate series of the Trust. The Funds offer and issue shares at net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Funds expect to make purchases and redemptions of Creation Units in whole or in part on a cash basis. However, the Funds reserve the right to offer and issue Creation Units in exchange for an in-kind deposit of specified instruments (each, a “Deposit Security” and collectively the “Deposit Securities”), or for specified instruments together with a specified cash payment. Shares of each Fund, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF, are listed on the NYSE Arca, and shares of the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF are listed on NASDAQ (collectively, the “Exchanges”), and trade on the Exchanges at market prices that may differ from a Fund’s NAV. As noted above, Fund shares are also redeemable only in Creation Unit aggregations, generally for a specified cash payment. As a practical matter, only institutions known as Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not individually redeemable securities.
Shares of the Funds may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.
Description of the Funds
Please read the following information together with the information contained in the current prospectus of the Funds dated April 30, 2026. The information in this SAI supplements the information in the Prospectus.
The Trust is an open-end management investment company registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory (business) trust on April 13, 1994 and commenced operations on September 12, 1994. It has never been engaged in any other business. Each Fund is “diversified” other than the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews China Innovators Active ETF, and the Matthews India Active ETF, which are non-diversified Funds.
Each Fund has elected and intends to continue to qualify to be treated as a “regulated investment company” under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Such qualification relieves a Fund of liability for federal income taxes to the extent the Fund’s earnings are distributed in accordance with the Code. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of its taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and it will not own more than 10% of the outstanding voting securities of a single issuer.

Investment Objective
The investment objective of each of the Funds, except for the Matthews Asia Dividend Active ETF, is to seek long-term capital appreciation. The investment objective of the Matthews Asia Dividend Active ETF is to seek total return with an emphasis on providing current income. The investment objective of each Fund, other than the Matthews Korea Active ETF, is not fundamental and may be changed without shareholder approval. The investment objective of the Matthews Korea Active ETF is fundamental and cannot be changed without a vote of a majority of the voting securities of the Fund.
Investment Process
Matthews International Capital Management, LLC (“Matthews”) is the investment advisor to each of the Funds. Matthews invests in the Asia Pacific region and Emerging Markets based on its assessment of the future development and economic prospects of companies located in those markets. Matthews believes that the countries in these markets are on paths toward economic development and, in general, deregulation and greater openness to market forces. Matthews believes in the potential for these economies, and believes that the intersection of development and deregulation will create opportunities for further growth. Matthews attempts to capitalize on its beliefs by investing in companies it considers to be well-positioned to participate in the economic evolution in these markets. Matthews uses a range of approaches to participate in the growth of the Asia Pacific region and Emerging Markets to suit clients’ differing needs and investment objectives.
Matthews researches the fundamental characteristics of individual companies to help to understand the foundation of a company’s long-term development, and to assess whether it is generally consistent with Matthews’ expectations for a region’s economic evolution. Matthews evaluates potential portfolio holdings on the basis of their individual merits, and invests in those companies that it believes are positioned to help a Fund achieve its investment objectives.
Matthews’ process aims to identify potential portfolio investments that can be held over an indefinite time horizon. Matthews regularly tests its beliefs and adjusts portfolio holdings in light of prevailing market conditions and other factors, including, among other things, economic, political or market events (e.g., changes in credit conditions or military action), changes in relative valuations (to both a company’s financial prospects and to other issuers), liquidity requirements and management malfeasance or other unethical conduct.
The Funds, other than the Matthews Emerging Markets Sustainable Future Active ETF and Matthews Asia Dividend Active ETF, invest where Matthews believes the potential for capital growth exists and in companies that it believes have demonstrated the ability to anticipate and adapt to changing markets. With respect to the Matthews Emerging Markets Sustainable Future Active ETF, Matthews seeks to invest in companies located in emerging market countries that have the potential to profit from the long-term opportunities presented by the global environmental and social challenges as well as those emerging markets companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas, after taking into consideration the Fund’s environmental, social and governance (“ESG”) standards in addition to traditional financial data. With respect to the Matthews Asia Dividend Active ETF, Matthews seeks to invest in companies that have in the past paid high dividends relative to their share prices, or which it believes are well-positioned to grow future dividends, or both. Accordingly, the Matthews Asia Dividend Active ETF expects that its portfolio will primarily consist of companies with established dividend-paying records.
Equity securities in which the Funds, other than the Matthews Korea Active ETF and Matthews Asia Dividend Active ETF, may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures. Equity securities in which the Matthews Korea Active ETF may invest include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks, such as convertible bonds and debentures, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts of issuers located in South Korea. Equity securities in which the Matthews Asia Dividend Active ETF may invest include common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments).
Each of the Funds may invest no more than 20% of its total assets in debt securities, including securities issued by government entities and their political subdivisions.
The Funds may invest in securities of issuers of various sizes. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management and may lack depth of management. Smaller companies may have less certain growth prospects, and be more sensitive to changing economic conditions than larger, more established companies. A Fund may have more difficulty obtaining information about smaller portfolio companies, or valuing or disposing of their securities, than it would if it focused on larger, more well-known companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the markets in general, and can react differently to political, market and economic developments than these companies or markets.
The Funds may invest in debt securities, including convertible debt securities, debt securities rated below investment grade, as well as unrated securities that have been deemed by Matthews to be of similar credit quality. Securities rated below investment grade (and unrated securities of comparable quality as determined by Matthews) are sometimes referred to as “high yield securities” or “junk bonds” and are considered to be speculative investments. High yield securities involve a greater risk of loss of principal and interest (see “Risks Associated with Securities Rated

Below Investment Grade”). There is no objective standard against which Matthews may evaluate the credit and other risks of unrated securities. Matthews seeks to minimize the risks of investing in unrated and lower-rated securities through investment analysis and attention to current developments in interest rates and economic conditions. In selecting debt and convertible securities for the Funds, Matthews may assess the following factors, among others:
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Potential for capital appreciation;
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Price of security relative to price of underlying stock, if a convertible security;
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Yield of security relative to yield of other fixed-income securities;
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Interest or dividend income;
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Call and/or put features;
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Creditworthiness;
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Price of security relative to price of other comparable securities;
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Size of issue;
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Currency of issue; and
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Impact of security on diversification of the portfolios.
The Funds may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”), also known as Global Depositary Receipts (“GDRs”). Generally, ADRs in registered form are U.S. dollar-denominated securities designed for use in the U.S. securities markets, which may be converted into an underlying foreign security. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or correspondent bank. ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers. The Funds may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets.
IDRs and GDRs are similar to ADRs except that they are bearer securities for investors or traders outside the U.S., and for companies wishing to raise equity capital in securities markets outside the U.S. Most IDRs have been used to represent shares although some represent bonds, commercial paper and certificates of deposit. Some IDRs may be convertible to ADRs, making them particularly useful for arbitrage between the markets.
The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. Such transactions may act as a hedge against anticipated changes in interest rates and prices.
Risks of Investment
All investments involve risk. There can be no guarantee against loss resulting from an investment in the Funds, nor can there be any assurance that a Fund’s investment objective will be attained. Below is supplemental information about risks of investing in the Funds. Further information about the principal risks of investing in the Funds can be found in the Prospectus.
Political, Social and Economic Risks of Investing in Asia
The value of a Fund’s assets may be adversely affected by political, economic, social and religious factors, inadequate investor protection, changes in the laws or regulations of the countries in which it invests and the status of these countries’ relations with other countries. The recent implementation of trade tariffs by the United States has intensified concerns about a potential trade war between the United States and certain Asian countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments. In addition, the economies of these countries may differ favorably or unfavorably from the U.S. economy in respects such as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so.
Some countries have limited natural resources (such as oil and natural gas), resulting in dependence on foreign sources for certain raw materials and vulnerability to global fluctuations of price and supply.
In many other countries, the government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in these countries is substantial. Accordingly, future government actions in these countries could have a significant effect on the economy of these countries, which could affect private sector companies and the Funds, market conditions, and prices and yields of securities in a Fund’s portfolio.

Risks of Investing in Emerging Markets
The Funds invest primarily in the Asia Pacific region. Many countries of the Asia Pacific region are considered to be developing or emerging economies and markets. The Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, and Matthews Emerging Markets Discovery Active ETF also invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region. The risks of investment in such markets include (i) less social, political and economic stability; (ii) the smaller size of the securities markets and the lower volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in a Fund’s loss of its entire investment in that market; (iv) less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) inaccurate, incomplete or misleading financial information on companies in which the Funds invest; (vi) securities of companies may trade at prices not consistent with traditional valuation measures; and (vii) limitations on foreign ownership, which may impact the price of a security purchased or held by the Funds.
Many developing countries in which the Funds invest lack the social, political and economic stability characteristics of the United States. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers. In addition, natural disasters, public health emergencies (including pandemics and epidemics), terrorism and other global unforeseeable events may lead to instability in world economies and markets, may lead to market volatility, and may have adverse long-term effects. Matthews cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments.
Stock exchanges in emerging markets have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again, could affect the market price and liquidity of the securities in which the Funds invest. In addition, the governing bodies of certain stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. There have been delays and errors in share allotments relating to initial public offerings, which in turn may affect overall market sentiment and lead to fluctuations in the market prices of the securities of those companies and others in which the Funds may invest.
In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance public spending programs that cause large deficits. Often, interest payments have become too burdensome for the government to meet, representing a large percentage of total GDP. These foreign obligations then become the subject of political debate with the opposition parties pressuring the government to use its resources for social programs rather than making payments to foreign creditors. Some foreign governments have been forced to seek a restructuring of their loan and/or bond obligations and have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and companies in emerging market countries and have negatively impacted not only their cost of borrowing, but their ability to borrow in the future as well.
In addition, brokerage commissions, custodial fees, withholding taxes, and other costs relating to investment in foreign markets may be higher than in the United States. The operating expense ratio of a Fund may be expected to be higher than that of a fund investing primarily in the securities of U.S. issuers.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.
Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and shareholders’ rights may differ from those that may apply in the United States and other more developed countries. Shareholders’ rights may not be as extensive as those that exist under the laws of the United States and other more developed countries. A Fund may therefore have more difficulty asserting shareholder rights than it would as a shareholder of a comparable U.S. company.
Disclosure and regulatory standards of emerging market countries are in many respects less stringent than U.S. standards. Issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to issuers in the United States or other more developed countries. In particular, the assets and profits appearing on the financial statements of an issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. or European generally accepted accounting principles. There is substantially less publicly available information about emerging market issuers than there is about U.S. issuers.

There may also be restrictions on imports from certain countries and/or restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment Matthews otherwise believes is attractive, a Fund may incur losses. The Funds cannot predict the effects of such unforeseeable events in the future on the economy, the markets or the Funds’ investments. Any of these factors may adversely affect a Fund’s performance or its ability to pursue its investment objectives.
Risks of Foreign Currency
Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or sudden devaluations of their currencies relative to the U.S. dollar. Some emerging markets currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies.
Some emerging markets countries have experienced deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions, foreign investments or the repatriation of foreign investments. Future restrictive exchange controls could prevent or restrict the ability of an issuer in such markets to make dividend or interest payments in the original currency of the obligation. In addition, even though the currencies of some emerging market countries may be converted into U.S. dollars, the conversion rates may not reflect their market values.
The U.S. dollar value of a Fund’s investments and of dividends and interest earned by the Funds may be significantly affected by changes in currency exchange rates. The value of a Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. For example, if a Fund increases its exposure to a currency and that currency’s price subsequently falls, such currency management may result in increased losses to that Fund. Similarly, if a Fund decreases its exposure to a currency and the currency’s price rises, that Fund will lose the opportunity to participate in the currency’s appreciation. Some currency prices may be volatile, and there is the possibility of government controls on currency exchange or government intervention in currency markets, which could adversely affect the Funds. Foreign investments, which are not U.S. dollar-denominated, may require a Fund to convert assets into foreign currencies or to convert assets and income from foreign currencies to U.S. dollars. Normally, exchange transactions will be conducted on a spot, cash or forward basis at the prevailing rate in the foreign exchange market.
Dividends and interest received by the Funds with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. In addition, many foreign countries do not impose taxes on capital gains with respect to investments by non-resident investors.
The Funds may invest in convertible debt securities, which may be denominated in U.S. dollars, local or other currencies. The value of convertible securities varies with a number of factors including the value and volatility of the underlying stock, the level and volatility of interest rates, the passage of time, dividend policy and other variables. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose a Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.
Risks of Fixed-Income Securities
All fixed-income securities are subject to three primary types of risks: credit risk, currency risk and interest rate risk. The credit risk relates to the ability and willingness of the issuer to meet interest or principal payments or both as they come due. The currency risk results from fluctuations in the currency denomination of a bond in relation to other currencies. The interest rate risk refers to the fluctuations in the net asset value (“NAV”) of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed- income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.
If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries.
In an international bond portfolio, the interest rate risk of a security is primarily linked to the interest rates of the currency of denomination of the security. For instance, U.S. dollar-denominated bonds of Asian companies would be primarily exposed to U.S. interest rate risk, rather than the interest rates of the home country of that company.
Analogously, local currency bonds of Asian companies would be primarily exposed to the interest rates of the country of the currency of denomination of the security, so an Indonesian rupiah-denominated bond, for instance, would be most sensitive to the interest rates of Indonesia.
Risks of Securities Rated Below Investment Grade
In this SAI, references are made to credit ratings of debt securities, which measure an issuer’s expected ability to pay principal and interest over time. Credit ratings are determined by rating organizations, such as Moody’s Investors Services, Inc. (“Moody’s”), S&P Global (“S&P”) or Fitch Ratings, Inc. (“Fitch”). The following terms are generally used to describe the credit quality of debt securities depending on the security’s credit rating or, if unrated, credit quality as determined by Matthews:
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High quality
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Investment grade

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Below investment grade (“high yield securities” or “junk bonds”)
For a further description of credit ratings, see “Appendix: Bond Ratings.” As noted in the Appendix, Moody’s, S&P and Fitch may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody’s, and with the addition of a plus (+) or minus (-) sign in the case of S&P or Fitch. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund’s minimum rating category. For example, a Fund may purchase a security rated B3 by Moody’s, B- by S&P, or B- by Fitch, provided the Fund may purchase securities rated B.
Each Fund limits its investments in securities rated below investment grade (securities rated lower than BBB by S&P or Fitch, Baa or below by Moody’s or, if unrated, are of comparable quality in the judgment of Matthews) to no more than 15% of its total assets. Securities rated lower than BBB by S&P or Fitch, or Baa by Moody’s are considered to have speculative characteristics. Debt securities rated below investment grade, commonly referred to as “junk bonds,” are considered to be of poor standing and have speculative characteristics that result in a greater risk of loss of principal and interest. There can be no assurance that the Funds would be protected from widespread bond defaults brought about by a sustained economic downturn or other market and interest rate changes.
The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors’ heightened concern over credit quality, regardless of prevailing interest rates. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity (liquidity refers to the ease or difficulty which a Fund could sell a security at its perceived value) of lower-rated securities held by a Fund, especially in a thinly-traded foreign market.
To the extent that an established secondary market does not exist and a particular lower-rated debt security is thinly-traded, that security’s fair value may be difficult to determine because of the absence of reliable objective data. As a result, a Fund’s valuation of the security and the price it could obtain upon its disposition could differ.
The credit ratings of S&P, Fitch and Moody’s are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Therefore, in addition to using recognized rating agencies and other sources, Matthews may perform its own analysis of issuers. Matthews’ analysis of issuers may be based on various factors, including, without limitation, historic and current financial conditions and current and anticipated cash flows. Such analysis is used by Matthews only for purposes of making an investment decision for the Funds, and Matthews makes no representation or guarantee as to the credit quality of a security in performing such analysis.
Risks of Pledged Shares
In certain markets such as, but not limited to, India and mainland China, the practice of issuers and large shareholders pledging their shares to banks as collateral to borrow capital may be common market practice. The level of transparency as to the amount of pledged shares differs among those markets, but generally is lacking to one degree or another, making it difficult or impossible to determine precisely, at any given time, the amount of an issuer’s shares or aggregate capitalization in a particular market that may be pledged. The prevalence of share pledging for a particular issuer or market may engender risk to that issuer specifically or market generally. For example, a decline in an issuer’s share price, which reduces the value of the pledged shares, may cause the lender to sell the pledged shares, sometimes in large quantities in a short amount of time, to recoup loans if the borrower is unable to provide additional collateral, which could exacerbate the decline in the issuer’s share price. Similarly, the prevalence of share pledging in a market could exacerbate any general decline in that market as lenders sell pledged shares to recoup loans. In either of these cases, a Fund that invests in a particular issuer or a market in which share pledging is prevalent could suffer greater losses than otherwise due to the knock-on effect of the practice of share pledging.
Risks of Investing in Pre-IPO Securities
The Funds may invest in pre-IPO securities which are investments in companies whose securities have not been offered to the public and that are not publicly traded. Such investments may include early-stage venture-capital backed companies as well as later-stage private companies, including those in which investors may participate prior to an initial public offering. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Venture capital companies may not have established products, experienced management or earnings history. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because they are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Funds from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a venture capital company and delay or prevent a venture capital company from ultimately offering its securities to the public.
Risks of Investing in Special Purpose Acquisition Companies (“SPACs”)
Certain Funds may invest in securities issued by SPACs, which are formed to acquire or merge with an operating company. SPACs typically have no operating history and limited financial information, and there is no assurance that a SPAC will identify or complete a suitable business combination, such as an acquisition or merger, within the required timeframe. If a SPAC fails to complete a business combination within that period, it may be required to liquidate. In such circumstances, a Fund may receive less than its invested amount and may lose all value associated with any warrants or other rights it holds. The market value of SPAC securities may fluctuate significantly prior to the announcement of a business combination and may also decline materially following completion of the transaction. SPAC securities may be less liquid, particularly before a business combination is announced. In addition, SPACs may be subject to significant dilution resulting from founder shares, warrants, or additional financing. SPACs are also subject to evolving regulatory frameworks in various jurisdictions, and changes in regulation, increased regulatory scrutiny, or adverse legal developments may negatively affect the value of SPAC investments.
Cyber Security Risks
As the use of technology, including cloud-based technology, and the frequency of cyber attacks in the market have become more prevalent, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security that may lead to financial losses. Information and technology systems relied upon by the Funds, Matthews, the Funds’ service providers (including, but not limited to, Fund accountants, custodians, transfer agents, administrators, distributors and other financial intermediaries) and/or the issuers of securities in which the Funds invest may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Recently, geopolitical tensions have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. Although Matthews has implemented measures to manage risks relating to these types of events, systems failures may still occur from time to time. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Funds, Matthews, the Funds’ service providers and/or issuers of securities in which the Funds invest and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors). Such a failure could also harm the reputation of a Fund, Matthews, the Funds’ service providers and/or issuers of securities in which a Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.
Risks of Investing in Foreign Countries
The Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF and Matthews Asia Dividend Active ETF may invest in companies from different countries and may each invest up to 20% of its total assets in companies and other issuers located outside of Asia or the Asia Pacific region. The Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets Sustainable Future Active ETF and Matthews Emerging Markets Discovery Active ETF may invest in companies from different countries and may each invest up to 20% of its total assets in companies located outside of emerging countries and markets. The Matthews Emerging Markets ex China Active ETF may invest in companies from different countries and may invest up to 20% of its total assets in companies located in China or outside of emerging countries and markets. The Matthews China Active ETF and Matthews China Innovators Active ETF may each invest up to 20% of its total assets in securities located outside of China. The Matthews India Active ETF may invest up to 20% of its total assets in securities located outside of India. The Matthews Japan Active ETF may invest up to 20% of its total assets in securities located outside of Japan. The Matthews Korea Active ETF may invest up to 20% of its total assets in securities located outside of South Korea. Such investments by the Funds may be in the securities of companies from any country, including, without limitation, the United States. Each country’s size, level of economic development, and economic and political stability will have an impact on the value of those companies.
The Matthews China Active ETF and Matthews China Innovators Active ETF concentrate their investments in securities of Chinese companies. The Matthews India Active ETF concentrates its investments in securities of Indian companies. The Matthews Japan Active ETF concentrates its investments in securities of Japanese companies. The Matthews Korea Active ETF concentrates its investments in securities of South Korean companies. Consequently, the share price of the Matthews China Active ETF, Matthews China Innovators Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Korea Active ETF may be more volatile, and more affected by political, economic and other events in the country in which they invest than that of mutual funds or ETFs that are not as geographically concentrated. An investment in the Matthews China Active ETF, Matthews China Innovators Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Korea Active ETF should not be considered a complete investment program, but may be used to help diversify a portfolio. Information regarding the risks associated with investing in China (including Hong Kong), India, Japan, and South Korea are included in the Prospectus and is set forth below.
Risks Associated with China
The Funds may hold securities listed on the Shanghai Stock Exchange (“SSE”) or Shenzhen Stock Exchange (“SZSE”). Securities listed on these exchanges are divided into two classes: A shares, which are mostly limited to domestic investors (“China A Shares,” as described further below under “Risks Associated with Investing In China A Shares”), and B shares, which are allocated for both international and domestic investors (“China B Shares”). Currently, the Funds’ exposure to securities listed on either the SSE or SZSE is largely through the China B Shares. However, the Funds may hold smaller amounts of China A Shares through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (each a “Stock Connect” and together the “Stock Connects”) or through Matthews’ Qualified Foreign Investor (“QFI”) Status.
The Stock Connects and Matthews’ QFI Status are described in more detail under “Risks Associated with Investing In China A Shares,” below. In addition to these China A Shares and China B Shares, the Funds may also invest in Hong Kong listed H shares, Hong Kong listed Red Chips (which are companies incorporated in certain foreign jurisdictions, owned by national or local governments in China and deriving substantial revenues in China, but listed in Hong Kong), P Chips (which are companies incorporated in certain foreign jurisdictions, controlled by individuals in China and deriving substantial revenues in China, but listed in Hong Kong) and companies with a significant amount of their revenues derived from business conducted in China (regardless of the exchange on which the security is listed or the jurisdiction in which the company is based). The Funds may also invest in securities listed on the Beijing Stock Exchange (“BSE”). The BSE launched in 2021 as an exchange for innovation-oriented small and medium-size enterprises (“SMEs”) in emerging and high tech industries. Because of their smaller, start-up nature, SMEs typically carry greater risks than companies listed on the SSE and SZSE.

Some Funds may invest in onshore China bonds via the QFI Status awarded to Matthews or through a China Interbank Bond Market (“CIBM”) registration. CIBM is an over-the-counter (“OTC”) market outside the two main stock exchanges in the People’s Republic of China (“PRC”), Shanghai Stock Exchange and Shenzhen Stock Exchange, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIs, as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China (“PBOC”) bills.
Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. China is a developing market, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement and realization costs, and may face counterparty default risk, liquidity and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of issuers of the CIBM products consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.
In addition to the risks of investing in securities of Chinese issuers described in the Prospectus, it is important to understand that significant portions of the Chinese securities markets may become rapidly illiquid, as the Chinese regulatory authorities and Chinese issuers have the ability to suspend the trading of equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate. The liquidity of a suspended security may be significantly impaired, and may be more difficult to value accurately. Illiquidity of a Fund’s holdings may limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the implementation of trade tariffs by the United States has intensified concerns about a potential trade war between the United States and certain foreign countries, including China. These consequences may trigger a significant reduction in international trade, shortages or oversupply of certain manufactured goods, substantial price increases or decreases of goods, inflationary pressures, and possible failure of individual companies and/or large segments of the foreign export industry with a potentially negative impact to the Funds and their investments.
Risks of Variable Interest Entities
Certain of the Funds may invest in certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In China, ownership of companies in certain sectors, such as technology, media, and telecommunications, by non-Chinese individuals and entities including U.S. persons and entities such as the Funds is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs, through which foreign investors hold stock in an offshore holding company or a special purpose vehicle (“SPV”) that has entered into contractual arrangements with a China-based operating company, allowing U.S. investors to obtain economic exposure to the China-based company through contractual means rather than through formal equity ownership. Shares of the offshore holding company or SPV, in turn, may be listed and traded on exchanges outside of mainland China and made available to non-Chinese investors.
VIEs are a longstanding industry practice and well known to officials and regulators in China; however, VIEs are not formally recognized under Chinese law. Recently, the government of China placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of an offshore holding company’s or SPV’s contractual arrangements, with little or no legal recourse. In addition, foreign investors in an offshore holding company or SPV generally lack meaningful rights to participate in the operating company’s corporate decision-making, and their interests may not align with those of Chinese equity holders.
Investments in Chinese VIEs present significant risks. Listed holding companies of SPVs acting as VIEs may face delisting or other significant regulatory consequences for failure to meet the requirements of non-Chinese exchanges and regulators, including from the U.S. government over investor protection and other concerns stemming from the lack of transparency connected to China-based operating companies of VIEs. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign investors. If any of these or similar events take place, the market value of a Fund’s associated portfolio holdings would likely decline significantly and may lose all value, which could result in substantial investment losses for the affected Fund.
Risks Associated with Taiwan
The political reunification of China and Taiwan, over which China continues to claim sovereignty, is a highly complex issue and is unlikely to be settled in the near future. Continuing hostility between China and Taiwan may have an adverse impact on the values of a Fund’s investments in both China and Taiwan, or make investment in China and Taiwan impracticable or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan’s capital accounts, as well as have a significant adverse impact on the value of a Fund’s investments in both countries, and in other countries in the region.
Taiwan has in the past shown an ability to prosper in a competitive environment on the strength of product quality, efficiency and responsiveness to market demand. This ability will continue to be tested in the future as, in addition to certain protectionist threats, Taiwan’s export economy faces competition from producers in other countries with lower wage levels than those generally prevailing in Taiwan. Skilled workers and technical personnel are still relatively inexpensive in Taiwan, but unskilled labor is increasingly in short supply. Recognizing the imperatives of the more competitive Asian economy, the Taiwanese government is seeking to develop Taiwan into a regional hub for high-end manufacturing, sea and air transportation, finance, telecommunications and media. Taiwan is seeking to develop further as a service-oriented economy rather than a labor- intensive, manufacturing-oriented one. One result of the movement of industrial capacity offshore has been the reduction of the labor shortage in manufacturing.
Risks Associated with India
The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy. Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors. In India, only certain foreign entities are permitted to invest in exchange-traded securities, subject to the conditions specified in Indian guidelines and regulations. The Trust was initially required to register with the Securities and Exchange Board of India (“SEBI”) and the Reserve Bank of India as a Foreign Institutional Investor (“FII”) to receive permission to trade in Indian securities. In 2014, SEBI issued new Foreign Portfolio Investor (“FPI”) regulations (the “Guidelines”), replacing the regulations relating to FII investment. As with the prior FII regulations, the Guidelines require SEBI to review the professional experience and reputation of the FPI, and custodian arrangements for Indian securities. Although the Trust has transitioned its status as a registered FII to a registered FPI, it must still seek renewal of this status periodically. There can be no guarantee that regulatory approval will be granted to continue the Trust’s FPI status. FPIs are required to observe certain investment restrictions, including limiting the aggregate ownership of any one company by an FPI and its investors to less than 10% of the company’s total issued share capital. In addition, the shareholdings of all registered FPIs may not exceed 24% of the issued share capital of most companies. It is possible that this restriction could be raised or potentially lifted, subject to that company’s approval. Under normal circumstances, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment or withholding of applicable Indian taxes. Please see “Other Foreign Tax Issues.” There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Funds to reach their investment objectives or repatriate their income, gains and initial capital from India.
A high proportion of the shares of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by a Fund. In addition, further issuances (or the perception that such issuances may occur) of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of that Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Certain sectors, such as telecommunications or banking, have restrictions that limit foreign investment above a specified percentage (or require regulatory approval to exceed that percentage). In addition, Indian takeover regulations contain certain provisions that may delay, deter, or prevent a future takeover or change in control of Indian companies. Those regulations may discourage or prevent a third-party from acquiring control of an Indian company, even if a change in control would result in the purchase of equity shares of such company at a premium to the market price or would otherwise be beneficial to a Fund. Certain reports also are required to be made upon reaching the specified levels under the Indian takeover regulations. Because FPIs are required to report the acquisition or divestment of shares of Indian companies with Indian regulators upon crossing certain thresholds, a Fund may be required to submit reports in accordance with applicable laws.
The ability of the Funds to invest in Indian securities, exchange Indian rupees into U.S. dollars and repatriate investment income, capital and proceeds of sales realized from their investments in Indian securities is subject to the Indian Foreign Exchange Management Act, 1999, and the rules, regulations and notifications issued thereunder. There can be no assurance that the Indian government in the future, whether for purposes of managing its balance of payments or for other reasons, will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign institutional investors in such a way that may adversely affect the ability of the Funds to repatriate their income and capital. Such conditions or modifications may prompt the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) to suspend redemptions of a Fund’s shares for up to the period allowed by the 1940 Act, which is seven days, except in certain limited circumstances. If for any reason a Fund is unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes, without regard to the deduction for dividends paid) within the applicable time periods, a Fund would cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code.
Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries such as Pakistan. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy. Escalating tensions between India and Pakistan could impact the broader region. The Indian government has confronted separatist movements in several Indian states. The longstanding dispute with Pakistan over the bordering Indian state of Jammu and Kashmir, a majority of whose population is Muslim, remains unresolved. Recent attacks by terrorists believed to be based in Pakistan against India have further damaged relations between the two countries. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy and, consequently, adversely affect a Fund’s investments.
Risks Associated with Japan
The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).
Risks Associated with South Korea
The South Korean government has historically imposed significant restrictions and controls on foreign investors. As a result, the Funds may be limited in their investments or precluded from investing in certain South Korean companies, which may adversely affect the performance of the Funds. Under current regulations, foreign investors are allowed to invest in almost all shares listed on the South Korean Stock Exchange (“KSE”). From time to time, many of the securities trade among non-South Korean residents at a premium over the market price. Foreign investors may effect transactions with other foreign investors off the KSE in the shares of companies that have reached the maximum aggregate foreign ownership limit through a securities company in South Korea. These transactions typically occur at a premium over prices on the KSE. There can be no assurance that the Funds, if they purchase such shares at a premium, will be able to realize such premiums on the sale of such shares or that such premium will not be reduced or eliminated by changes in regulations or otherwise. Such securities will be valued at fair value as determined in good faith by the Valuation Designee under the oversight of the Board of Trustees (as described on page 51).
Investments by the Funds in the securities of South Korean issuers may involve investment risks different from those of U.S. issuers, including possible political, economic or social instability in South Korea, and changes in South Korean law or regulations. In addition, there is the possibility of the imposition of currency-exchange controls, foreign withholding tax on the interest income payable on such instruments, foreign controls, seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the South Korean securities held by the Funds. Political instability and/or military conflict involving North Korea may adversely affect the value of the Funds’ assets. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a South Korean company than about a U.S. company. Brokers in South Korea may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political or economic stress. Additionally, South Korean accounting, auditing and financial reporting standards and requirements differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a South Korean issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. There is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments that could adversely affect investments in South Korea.
The Funds do not intend to engage in activities that they believe would create a permanent establishment in South Korea within the meaning of the South Korea-U.S. Tax Treaty. Therefore, the Funds generally should not be subject to any South Korean income taxes other than South Korean withholding taxes. Exemption or reductions in these taxes apply if the South Korea-U.S. Tax Treaty applies to the Funds. If the treaty provisions are not, or cease to be, applicable to the Funds, significant additional withholding or other taxes could apply, reducing the NAVs of the Funds.
Risks Associated with Other Countries
The Funds may invest a substantial portion of its total net assets in various other countries in the Asia Pacific region, including Australia, Bangladesh, Cambodia, Indonesia, Kazakhstan, Laos, Malaysia, Mongolia, Myanmar, New Zealand, Pakistan, Papua New Guinea, Philippines, Sri Lanka, Thailand, and Vietnam. The Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, and Matthews Emerging Markets Discovery Active ETF will invest a substantial portion of their total net assets in various emerging countries and markets outside the Asia Pacific region, such as Brazil and Mexico. Information regarding the risks associated with investing in some of these countries is included in the Prospectus, and additional information regarding the risks of investing in some of these countries is set forth below.
Vietnam. In 1992, Vietnam initiated the process of privatization of state-owned enterprises, and expanded that process in 1996. The Vietnamese government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, government and bureaucratic actions have a significant effect on the economy and could adversely affect market conditions, deter economic growth and the profitability of private enterprises. Some Vietnamese industries, including commercial banking, remain dominated by state-owned enterprises. To date, economic, political and legal reform has proceeded at a slow pace, and foreign direct investment remains at a developmental stage. Currently, employees and management boards hold a majority of the equity of most privatized enterprises. In addition, the government of Vietnam continues to hold, on average, more than one-third of the equity in such firms. Only a small percentage of the shares of privatized companies are held by investors. In addition, Vietnam continues to impose limitations on foreign ownership of Vietnamese companies. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners, and the government may levy withholding and other taxes on dividends, interest and gains. Despite rapid growth in economic activity over the past decade and longer, there can be no guarantee that Vietnam’s privatization process, or its efforts to reform its economic, political or legal systems will continue.
Inflation threatens long-term economic growth and may deter foreign investment in the country. In addition, foreign currency reserves in Vietnam may not be sufficient to support conversion into the U.S. dollar (or other more liquid currencies), which may result in a fund being unable to repatriate proceeds from the sales of Vietnamese holdings. Business and overseas investment patterns may exacerbate currency conversion and repatriation at certain times of the year. The Funds may attempt to repatriate from the Vietnamese Dong using a third currency (e.g., Hong Kong Dollar or Euro), which could expose the Funds to risks associated with that currency and additional costs. Perhaps to a greater extent than markets in other emerging market countries, Vietnamese markets have relatively low levels of liquidity, which may result in extreme volatility in the prices of Vietnamese securities. Market volatility may also be heightened by the actions of a small number of investors.

Pakistan. Changes in the value of investments in Pakistan and in companies with significant economic ties to that country largely depend on continued economic growth and reform in Pakistan, which remains uncertain and subject to a variety of risks. Adverse developments can result in substantial declines in the value of investments. Pakistan has faced, and continues to face, high levels of political instability and social unrest at both the regional and national levels. Such instability has and may erupt again into wide-scale disorder. Social and political instability may also result in increased levels of terrorism, prolonged economic disruption and may discourage foreign investment.
Ongoing border disputes with India may result in armed conflict between the two nations, both of which possess nuclear capabilities. Even in the absence of armed conflict, the lingering threat of war with India may depress economic growth and investment in Pakistan. Additionally, Pakistan’s geographic location and its shared borders with Afghanistan and Iran increase the risk that it will be involved in, or otherwise affected by, international conflict. Pakistan’s economic growth is in part attributable to high levels of foreign aid, loans and debt forgiveness. Such international support, however, may be significantly reduced or terminated in response to changes in the political leadership of Pakistan.
Pakistan faces a wide range of other economic problems and risks. Pakistan has undertaken a privatization initiative, but with continued opposition to such efforts, there is substantial uncertainty over whether privatization will continue and whether existing efforts will be reversed. Pakistan is subject to substantial natural resource constraints, which both hamper development and make Pakistan’s economy vulnerable to price fluctuations in these resources. Pakistan maintains large budgetary and current account deficits. The resulting high levels of national debt may not be sustainable. Pakistan also maintains a trade deficit, which could be worsened if relations with the United States, the largest market for Pakistani exports, deteriorate. The rights of investors and other property owners in Pakistan are subject to protection by a developing judicial system that is widely perceived as lacking transparency. Inflation threatens long-term economic growth and may deter foreign investment in the country. Government leaders have previously adopted policies that increased legal and economic uncertainty and inhibited foreign investment and may do so in the future.
Brazil. Brazilian issuers are subject to possible regulatory and economic interventions by the Brazilian government, including the imposition of wage and price controls and the limitation of imports. In addition, the market for Brazilian securities is directly influenced by the flow of international capital and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. The Brazilian economy historically has been exposed to high rates of inflation and a high level of debt, each of which may reduce and/or prevent economic growth. Brazil also has suffered from chronic structural public sector deficits. Such challenges have contributed to a high degree of price volatility in both the Brazilian equity and foreign currency markets. A rising unemployment rate could also have the same effect.
Mexico. The Mexican economy is dependent upon external trade with other economies, specifically with the United States and certain Latin American countries. As a result, Mexico is dependent on the U.S. economy, and any change in the price or demand for Mexican exports may have an adverse impact on the Mexican economy. Recently, Mexico has experienced an outbreak of violence related to drug trafficking. Incidents involving Mexico’s security may have an adverse effect on the Mexican economy and cause uncertainty in its financial markets. In the past, Mexico has experienced high interest rates, economic volatility, and high unemployment rates. In addition, one political party dominated its government until the elections of 2000, when political reforms were put into place to improve the transparency of the electoral process. Since then, competition among political parties has increased, resulting in elections that have been contentious, and this continued trend could lead to greater market volatility.
Russia. Russia has been undergoing some market-oriented reforms including a movement from centrally controlled ownership to privatization; however, it may experience unfavorable political developments, social instability, and/or significant changes in government policies. For example, military and political actions undertaken by Russia have prompted the United States and the regulatory bodies of certain other countries, as well as the European Union (“EU”), to impose economic sanctions on certain Russian individuals and Russian companies. These sanctions can consist of prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business, against certain Russian individuals and Russian companies. Additionally, Russia is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including economic restrictions, sanctions, tariffs or cyberattacks on the Russian government or Russian companies, may impact Russia’s economy and Russian issuers of securities in which the Funds invest. In addition, the ongoing war in Ukraine and the resulting sanctions against Russia have adversely affected and may continue to adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. These sanctions and other responses and the continued disruption of the Russian economy may result in the devaluation of the Russian currency and a decline in the value and liquidity of Russian securities and may have other negative impacts on Russia’s economy, which could have a negative impact on a Fund’s investment performance and liquidity, to the extent that a Fund invests in companies or other issuers located in Russia. Retaliatory actions by the Russian government could involve the seizure of U.S. residents’, such as a Fund’s, assets and could further impair the value and liquidity of Russian securities. In addition, a Fund’s ownership in securities could be lost through fraud or negligence because ownership in shares of Russian companies is recorded by the companies themselves and by registrars, rather than by a central registration system. A Fund may not be able to pursue claims on behalf of its shareholders because Russian banking institutions and registrars are not guaranteed by the Russian government to the extent that a Fund invests in companies or other issuers located in Russia.
Risks Associated with U.S. Trade Policy
The U.S. presidential administration has enacted significant new tariffs, and proposed to enact additional tariffs, on imports from certain countries. Additionally, there has been ongoing discussion and commentary regarding potential significant changes to U.S. trade policies, treaties and tariffs. There continues to exist significant uncertainty about the future relationship between the U.S. and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the U.S. Any of these factors could depress economic activity and restrict a portfolio company’s access to suppliers or customers and have a material adverse effect on its business, financial condition or operations, which in turn could negatively impact a Fund.
Some foreign governments have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products in the future. In recent years, the U.S. and China have each been implementing increased tariffs on imports from each other, and the U.S. has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, the trade dispute is still developing, and the U.S. and China have yet to reach a compromise. There remains much uncertainty as to whether the trade negotiations between the U.S. and China will be successful and how the trade dispute between the U.S. and China will progress. If the trade dispute between the U.S. and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the U.S., China or other countries in connection with a global trade dispute or “trade war,” there could be material adverse effects on the global economy, and the Funds and their investments could be materially and adversely affected.
In addition, other countries have implemented or threatened to implement retaliatory tariffs on certain U.S. products. Global trade disruption, significant introductions of trade barriers and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. While certain countries may agree to trade deals to address disputes, continued trade disputes between countries may remain unresolved which would result in an ongoing source of instability, potentially resulting in significant currency fluctuations, and/or have other adverse effects on international markets, international trade agreements and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), which could present similar and/or additional potential risks and consequences for a Fund and its investments.
Additional Investment Strategies
Except as otherwise stated, the following strategies and specific types of investments are not the principal investment strategies of the Funds, but are reserved by Matthews for its use in the event that Matthews deems it appropriate to do so to achieve the Funds’ investment objectives.
1.
Loans of Portfolio Securities
The Funds may lend portfolio securities to broker-dealers and financial institutions. In return, the broker-dealers and financial institutions pay the Funds money to borrow these securities. The Funds may lend portfolio securities, provided that: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 33% of the total assets of that Fund.
Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Fund will only enter into portfolio loans after a review by Matthews, under the supervision of the Board of Trustees, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.
For the duration of the loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive proceeds from the investment of the collateral. As with other extensions of credit, there are risks of delay in recovery or even losses of rights in the securities loaned should the borrower of the securities fail financially. However, the loans will be made only to borrowers deemed by Matthews to be creditworthy, and when, in the judgment of Matthews, the income which can be earned currently from such loans justifies the attendant risk. Additionally, for the duration of the loan, a Fund will not have the right to vote on securities while they are being lent, but will generally call a loan in anticipation of any important vote, as determined by Matthews.
Such loans of securities are collateralized with collateral assets in an amount at least equal to the current value of the loaned securities, plus accrued interest. There is a risk of delay in receiving collateral or recovering the securities loaned or even a loss of rights in the collateral should the borrower fail financially.
2.
Repurchase Agreements
The Funds may enter into repurchase agreements to earn income. The Funds may also enter into repurchase agreements with financial institutions that are deemed to be creditworthy by Matthews, pursuant to guidelines established by the Board of Trustees. The repurchase price under the agreements equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Repurchase agreements may be considered to be collateralized loans by the Funds under the 1940 Act.
Any collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Fund may experience delay or difficulty in exercising its right to realize upon the security and, in addition, may incur a loss if the value of the security should decline, as well as disposition costs in liquidating the security. A Fund will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days. The Funds must treat each counterparty to a repurchase agreement as an issuer of a security for tax diversification purposes and not treat the agreement as cash, a cash equivalent or receivable.

The financial institutions with which the Matthews Asia Funds may enter into repurchase agreements are banks and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers and banks, if such banks and non-bank dealers are deemed creditworthy by Matthews. Matthews will continue to monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price. Funds will only enter into a repurchase agreement where the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement.
The Funds may invest in repurchase agreements with foreign parties, or in a repurchase agreement based on securities denominated in foreign currencies. Legal structures in foreign countries, including bankruptcy laws, may offer less protection to investors such as the Funds, and foreign repurchase agreements generally involve greater risks than a repurchase agreement in the United States.
3.
Reverse Repurchase Agreements
A Fund may enter into reverse repurchase agreements to raise cash on a short-term basis. Reverse repurchase agreements involve the sale of securities held by a Fund pursuant to its agreement to repurchase the securities at an agreed upon price, date and rate of interest. The repurchase price under the agreements equals the price paid by a counterparty plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Funds may decline below the price of the securities a Fund is obligated to repurchase.
4.
Securities of Other Investment Companies
Pursuant to Section 12(d)(1) of the 1940 Act, the Funds may invest in the securities of other investment companies such that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of any of the individual Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the respective Fund. The Funds may also rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1), if a Fund satisfies certain conditions specified in the rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). A Fund may also invest in an investment company in excess of the limits of Section 12(d) (1) in “cash sweep” arrangements in which a Fund invests all or a portion of its available cash in a money market fund. As a shareholder of another investment company, a Fund would bear along with other shareholders, its pro rata portion of the investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.
Conversely, Rule 12d1-4 also permits other registered investment companies to invest in the Funds in excess of the limits set forth in Section 12(d) (1) subject to certain conditions, including that such registered investment companies enter into an agreement with the Trust unless they are part of the same group of investment companies as the Funds. Certain affiliated funds with substantially similar investment strategies as the Funds may invest in a Fund in reliance on Rule 12d1-4 which is expected to result in the affiliated fund becoming a large shareholder of the Fund from time to time. There may exist certain potential conflicts of interest for Matthews in connection with an affiliated fund investing in the Funds, however Matthews has aimed to mitigate such potential conflicts with the adoption of certain policies and procedures with respect to such investments.
In addition, under the rule, if shares of a Fund are acquired by another investment company, the “acquired” Fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired Fund have an aggregate value in excess of 10% of the value of the total assets of the Fund, subject to certain exceptions. This restriction may limit a Fund’s ability to invest in other investment companies to the extent desired.
5.
Illiquid Investments
Illiquid investments are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In October 2016, the SEC adopted new rule 22e-4 under the 1940 Act (the “Liquidity Rule”), which, among other things, requires that all registered open-end management investment companies, including the Funds, establish a written liquidity risk management program (a “Liquidity Program”). Under a fund’s Liquidity Program, a fund must assess, manage and periodically review the fund’s liquidity risk, classify the liquidity of each of the fund’s portfolio investments, determine a highly liquid investment minimum, limit illiquid investments to 15% of fund investments, and establish policies and procedures regarding how and when a fund will engage in redemptions in-kind. Consistent with the Liquidity Rule, the Board of Trustees has reviewed and approved the written Liquidity Program for the Funds and has designated Matthews to administer the Funds’ Liquidity Program. On an ongoing basis, the Board will review annual reports from Matthews, as the program administrator of the Funds’ Liquidity Program, on operations of the Funds’ Liquidity Program, its adequacy and effectiveness of implementation, and any material changes made to the Funds’ Liquidity Program. Under certain circumstances such as when there is a shortfall in a Fund’s highly liquid investments below its established highly liquid investment minimum or when a Fund’s illiquid investment holdings exceed 15% of its net assets, certain remedial actions must be taken, which may include Board notification or review.
Under the Liquidity Rule, each Fund may invest no more than 15% of its net assets in illiquid investments. A Fund may not be able to readily sell such investments. Such investments are unlike securities that are traded in the open market and that can be expected to be sold immediately. The sale price of a security that is not readily marketable may be lower or higher than a Fund’s most recent estimate of its fair value. Generally, less public information is available with respect to the issuers of illiquid investments than with respect to companies whose securities are traded on an exchange. Securities that are not readily marketable are more likely to be issued by a start-up, small or family business and therefore subject to greater economic, business and market risks than the listed securities of more well established companies.
6.
Rule 144A Securities (Restricted Securities)
Securities which are not registered with the SEC pursuant to Rule 144A of the U.S. Securities Act of 1933, as amended (the “1933 Act”), are only traded among institutional investors. These securities are sometimes called “Restricted Securities” because they are restricted from being sold to the general public because they are not registered with the SEC.
Some of these securities may also be illiquid because they cannot be reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing their market value. The 15% limit on illiquid securities discussed previously does not include any restricted securities that have been determined to be liquid under the Funds’ Liquidity Program.
7.
Convertible Securities
Each Fund may purchase convertible securities. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. In addition, the owner of convertible securities often receives interest or dividends until the security is converted. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.
To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.
8.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions
The Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis or purchase securities on a delayed-delivery basis. The Funds will normally realize a capital gain or loss in connection with these transactions. For purposes of determining the Funds’ average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.
Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued, delayed-delivery or a forward commitment basis with the intention of acquiring the securities, the Funds may dispose of such securities prior to settlement if Matthews deems it appropriate to do so.
9.
Short-Selling
In markets where it is permitted to do so, the Funds may make short sales. A short sale occurs when a Fund borrows stock (usually from a broker) and promises to give it back at some date in the future and then sells the borrowed shares. If the market price of that stock goes down, the Fund buys the stock at a lower price so that it can pay back the broker for the stock borrowed. The difference between the prices of the stock when borrowed, and when later purchased, is a profit. The profit is reduced by a fee paid to the broker for borrowing the stock.
A Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any loss will be increased by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 10% of the value of the Fund’s net assets. The Funds will fully-collateralize their short sale borrowings.
10.
Interest Rate Futures Contracts
The Funds may enter into contracts for the future delivery of fixed-income securities commonly referred to as “interest rate futures contracts.” These futures contracts will be used only as a hedge against anticipated interest rate changes. A Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the liquidation value of that Fund's total assets will be committed to margin for these contracts and other commodity futures, options and swap transactions. The principal risks related to the use of such instruments are: (1) the offsetting correlation between movements in the market price of the portfolio investments being hedged and in the price of the futures contract or option may be imperfect; (2) possible lack of a liquid secondary market for closing out futures or option positions; (3) the need for additional portfolio management skills and techniques; and (4) losses due to unanticipated market price movements.

11.
Futures Transactions
The Funds may engage in futures transactions for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions or by making or receiving a cash payment. The Funds may invest in futures transactions for hedging purposes or to maintain liquidity. A Fund may not purchase or sell a futures contract, however, unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 10% or less of its total assets.
At maturity, a futures contract obligates the Funds to take or make delivery of certain securities or the cash value of a securities index. A Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio of securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.
The Funds may invest in certain commodity interests and engage in futures transactions as described in this SAI or a Prospectus on U.S. or foreign exchanges or boards of trade. In the U.S., futures exchanges, and trading are regulated under the Commodity Exchange Act of 1936, as amended (the “CEA”), by the Commodity Futures Trading Commission (“CFTC”), a U.S. government agency. The Funds will use futures contracts and options on futures contracts in accordance with the applicable rules of the CFTC under which Matthews avoids being deemed a “commodity pool operator” and a “commodity trading adviser.” Because of these plans, Matthews has claimed the applicable exemption under CFTC rules and is not registered or regulated as a commodity pool operator.
The Funds may enter into such futures transactions to protect against the adverse effects of fluctuations in security prices, or interest rates, without actually buying or selling the securities underlying the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made.
With respect to options on futures contracts, when the Funds are temporarily not fully invested, they may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.
The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract.
To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. Further, with respect to options on futures contracts, each Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and that have the same exercise price and expiration date. The ability to establish and close out positions on options is subject to the maintenance of a liquid secondary market, which cannot be assured.
The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, the Funds may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Funds intend to purchase. Similarly, if the market is expected to decline, the Funds might purchase put options or sell call options on futures contracts rather than sell futures contracts.
a.
Restrictions on the Use of Futures Contracts
Each Fund may enter into futures contracts provided that such obligations (calculated on a net rather than a gross or notional basis) represent no more than 20% of the Fund’s net assets. Under the CEA, each Fund may invest in futures contracts, options on future contracts and certain swap agreements (i) for bona fide hedging purposes within the meaning of regulations under the CEA, or (ii) for other than bona fide hedging purposes if (1) the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions) and that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded from such 5%; or (2) the aggregate notional value of all non-hedge futures contracts including such contract (taken at market value at the time of entering that contract) does not exceed the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions).
b.
Risk Factors of Futures Transactions
The primary risks associated with the use of futures contracts and options (commonly referred to as “derivatives”) are: (i) imperfect correlation between the change in market value of the securities held by the Funds and the price of futures contracts and options; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (iii) losses, which are potentially unlimited, due to unanticipated market movements; and (iv) Matthews’ ability to predict correctly the direction of security prices, interest rates and other economic factors.

c.
Regulation of Futures Transactions and Other Derivatives
U.S. regulation of futures and other derivatives, including options (see “13. Options”), is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.
The Funds are required to comply with Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) when they engage in transactions involving derivatives and similar financing transactions. The Derivatives Rule requires an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and testing requirements, and comply with requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. Complying with the Derivatives Rule may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.
12.
Foreign Currency Transactions
The Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will conduct any foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. A forward contract generally has no deposit requirement, and because forward currency contracts are usually entered into on a principal basis, no fees or commissions are charged at any stage for trades. However, dealers do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the U.S. dollar cost or proceeds, as the case may be. By entering into a forward contract in U.S. dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. However, this tends to limit potential gains that might result from a positive change in such currency relationships. The Funds may also (but are not required to) hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.
Each Fund may enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where Matthews believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Funds are denominated (“cross-hedge”). The precise matching of forward currency contracts amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Funds might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. The Funds may also enter into forward contracts to sell foreign currency with respect to portfolio positions denominated or quoted in that currency.
When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.
Each Fund may also (but is not required to) use options and futures on foreign currencies, in addition to forward currency contracts, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. While hedging may limit the potential loss to a Fund from adverse currency movements, Matthews’ ability to anticipate changes in the price of foreign currencies is limited and any hedging may limit the potential gain from positive currency movements or otherwise result in losses. Such hedges do not protect against price movements in the securities that are attributable to other causes.

The value of hedging instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the inter-bank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Funds could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
The Funds might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Funds may hedge against price movements in that currency by entering into transactions using hedging instruments on other currencies, the values of which Matthews believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes and charges associated with such delivery assessed in the issuing country.
13.
Options
Each Fund may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, stock indices or financial instruments and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options also may be used to take either a long or short position on a securities index or an exchange traded fund (an “ETF”) related to a securities index. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. In addition to the obligation to pay a premium, or the ability to receive a premium, for options transactions as described below, a Fund may also be required to deposit variation margin on an on-going basis depending on changes in the market value of the transaction.
a.
Writing Call Options
Each Fund may write covered call options from time to time on portions of its portfolio, without limit, as Matthews determines is appropriate in pursuing that Fund’s investment goals. The advantage to a Fund of writing covered calls is that the Fund receives a premium which is additional income. However, if the security rises in value, the Fund may not fully participate in the market appreciation.
The Funds will write call options only if they are “covered.” In the case of a call option on a security, Matthews considers the option to be covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount held in a segregated account by its custodian) upon conversion or exchange of other securities held by it.
For a call option on an index, Matthews considers the option to be covered if a Fund maintains with its custodian a diversified stock portfolio, or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written. Here the exercise price of the call held is (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.
A Fund’s obligation under a covered call option is terminated upon the expiration of the option or upon entering a closing purchase transaction. In a closing purchase transaction, a Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.
Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Funds may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.
During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

b.
Writing Put Options
Each Fund may write put options. The Funds will write put options only if they are “secured” at all times by liquid assets maintained in a segregated account by the Funds’ custodian in an amount not less than the exercise price of the option at all times during the option period. Secured put options will generally be written in circumstances where Matthews wishes to purchase the underlying security for a Fund’s portfolio at a price lower than the current market price of the security. With regard to the writing of put options, a Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets.
Following the writing of a put option, a Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. A Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.
c.
Purchasing Call Options
Each Fund may purchase call options to the extent that premiums paid by that Fund do not aggregate more than 10% of its total assets. When a Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with such transactions.
The Funds may, following the purchase of a call option, liquidate their position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Funds will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Funds will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.
Although the Funds will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Funds may expire without any value to the Funds, in which event the Funds would realize a capital loss which will be short-term unless the option was held for more than one year.
d.
Purchasing Put Options
Each Fund may invest up to 10% of its total assets in the purchase of put options. Each Fund will, at all times during which it holds a put option, own the security covered by such option. The purchase of the put option on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create a short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if at the time the put was acquired, the security had not been held for more than one year.
A put option purchased by a Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. Each Fund may purchase put options (i) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”); and (ii) for other reasons. A Fund may sell a put option that it had previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.
The Funds may sell a put option purchased on individual portfolio securities. Additionally, the Funds may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.
14.
Real Estate Investment Trusts
Certain of the Funds may make debt or equity investments in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

15.
Risks Associated With Investing In China A Shares
China A Share Market Risk
Investments in China and more specifically, investments in securities of the Chinese domestic securities market listed and traded on China’s domestic stock exchanges (including China A Shares) are currently subject to certain additional risks. Purchase and ownership of China A Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks as described herein. China A Shares may only be bought from, or sold to, a Fund from time to time where the relevant China A Shares may be sold or purchased on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”), as appropriate. The existence of a liquid trading market for China A Shares may depend on whether there is supply of, and demand for, China A Shares. Investors should note that the SSE and SZSE on which China A Shares are traded (collectively, the “China A Shares Markets”) are undergoing development and the market capitalization of, and trading volumes on, those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A Shares Markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the Net Asset Value of a Fund. The China A Shares Markets are considered volatile and unstable under certain circumstances (with the risk of suspension of a particular stock or government intervention).
China QFI Investment Risk
Part of the assets of certain Funds may be invested in China A Shares through the use of a Qualified Foreign Investor (“QFI”) license. Under the prevailing regulations in China, foreign investors can invest in China A Shares and other permissible investments pursuant to the applicable QFI rules and regulations (“QFI Eligible Securities”) through institutions that have obtained QFI Status in China. The Funds themselves are not QFIs, but may invest directly in QFI Eligible Securities via the QFI Status of an entity having QFI Status. Matthews has been granted QFI Status through which a Fund will be able to invest in QFI Eligible Securities.
A Fund’s ability to make the relevant investment to fully implement or pursue its investment objective or strategy is subject to the applicable laws, rules and regulations (including restrictions on investments and regulation of repatriation of principal and profits) in China, which are subject to change and such change may have potential retrospective effect.
There are rules and restrictions under current QFI regulations including rules on remittance of principal, investment restrictions, and repatriation of principal and profits. Due to Chinese legal requirements on repatriation of assets, it is possible that proceeds from sales of China A Shares cannot be immediately received by a Fund.
The QFI Status of Matthews could be revoked, in particular because of material violations of rules and regulations by Matthews. If Matthews loses its QFI Status, the Funds may not be able to invest directly in QFI Eligible Securities and may be required to dispose of their holdings, which would likely have a material adverse effect on the Funds.
As the QFI, Matthews is responsible for ensuring that all transactions and dealings by a Fund in China A Shares will comply with the Fund’s investment policies as well as the relevant laws and regulations applicable to Matthews as QFI. If any conflicts of interest arise, Matthews will seek to ensure that each Fund is managed in the best interests of the shareholders of that Fund.
In extreme circumstances, a Fund may incur significant loss if the approval of Matthews as QFI is revoked/ terminated or otherwise invalidated as the Fund may be prohibited from trading of relevant securities and repatriating of the Fund’s monies, or if any of the key operators or parties (including the QFI custodian/brokers) is bankrupt/in default and/or is disqualified from performing its obligations (including execution or settlement of any transaction or transfer of monies or securities).
Risks Associated with Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect
A Fund may invest and have direct access to certain eligible China A Shares via the Shanghai-Hong Kong Stock Connect and/or the Shenzhen- Hong Kong Stock Connect (each a “Stock Connect,” and together, the “Stock Connects”) upon approval by the relevant regulatory authority. The Shanghai-Hong Kong Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), SSE and China Securities Depository and Clearing Corporation Limited (“ChinaClear”). The Shenzhen-Hong Kong Stock Connect is a securities trading and clearing linked program developed by HKEx, SZSE and ChinaClear. The aim of each Stock Connect is to achieve mutual stock market access between mainland China and Hong Kong.
Under both Stock Connects, overseas investors (including the Funds) may be allowed, subject to rules and regulations issued and amended from time to time, to trade certain China A Shares listed on either the SSE or SZSE through the relevant “Northbound Trading Link.” At this time, the China A Shares available via the Northbound Trading Link of Stock Connects include (i) all the eligible constituent stocks from time to time of the SSE A Share Index and the SZSE Composite Index that fulfill all of the relevant criteria, (ii) all the SSE-listed or SZSE-listed China A Shares that have corresponding H Shares listed on the Stock Exchange of Hong Kong Limited. SSE-listed or SZSE-listed China A Shares which are (i) not traded in RMB or (ii) under risk alert or delisting arrangement will be excluded under the Stock Connects.
Hong Kong and overseas investors (including the Funds) may only trade and settle SSE securities and SZSE securities in RMB.
There are significant risks inherent in investing in China A Shares through the Stock Connects. Specifically, trading can be affected by a number of issues. The Stock Connects can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. If one or both markets are closed on a U.S. trading day, a Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Fund’s performance. Trading through the Stock Connects may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a Fund’s ability to dispose of its China A Shares purchased through a Stock Connect in a timely manner.
Each Stock Connect is also subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional China A Shares through the Stock Connect will be rejected. In addition, a Fund’s purchase of China A Shares through a Stock Connect may only be subsequently sold through the Stock Connect and is not otherwise transferable. The Stock Connects use an omnibus clearing structure, and a Fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit Matthews’ ability to effectively manage a Fund’s holdings, including the potential enforcement of equity owner rights.
Further information about the Stock Connects is available online at the website: https://www.hkex.com.hk/ mutual-market/stock-connect.
a.
Quota Limitations Risk
Each of the Stock Connects is subject to a daily quota. If the daily quota is exceeded, further buy orders will be rejected. The daily quota is not particular to either the Funds or Matthews; instead, it applies to all market participants generally. Thus, Matthews will not be able to control the use or availability of the quota. If Matthews is unable to purchase additional Stock Connect securities, it may affect Matthews’ ability to implement the Funds’ respective investment strategies.
b.
Suspension Risk
The SEHK, SZSE and SSE reserve the right to suspend trading if necessary for ensuring an orderly and fair market and managing risks prudently which could adversely affect the relevant Funds’ ability to access the mainland China market.
c.
Differences in Trading Day
The Stock Connects only operate on days when both the mainland China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. It is possible that there are occasions when it is a normal trading day for the mainland China market but Hong Kong and overseas investors (such as the Funds) cannot carry out any China A Shares trading because it is not a day when the Hong Kong market is open for trading. The Funds may be subject to the risk of price fluctuations in China A Shares during the time when the Stock Connects are not trading as a result.
d.
Clearing and Settlement and Custody Risks
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”) and ChinaClear establish the clearing links and each is a participant of the other to facilitate clearing and settlement of cross-boundary trades. As the national central counterparty of China’s securities market, ChinaClear operates a comprehensive network of clearing, settlement and stock holding infrastructure. ChinaClear has established a risk management framework and measures that are approved and supervised by the China Securities Regulatory Commission (“CSRC”). The chances of a default by ChinaClear are considered to be remote. Should the remote event of a ChinaClear default occur and ChinaClear be declared as a defaulter, HKSCC will in good faith, seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or through ChinaClear’s liquidation. In that event, the relevant Fund(s) may suffer delay in the recovery process or may not be able to fully recover its losses from ChinaClear.
The China A Shares traded through the Stock Connects are issued without stock certificates in scripless form, so investors such as the Funds will not hold any physical China A Shares. Hong Kong and overseas investors, such as a Fund, who have acquired SSE Securities and/or SZSE Securities through the Stock Connects, should maintain the SSE Securities and/or SZSE Securities with their brokers’ or custodians’ stock accounts with the Central Clearing and Settlement System operated by HKSCC for the clearing securities listed or traded on SEHK.
e.
Operational Risk
The Stock Connects are premised on the functioning of the operational systems of the relevant market participants. Market participants are able to participate in this program subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearing house.
It should be appreciated that the securities regimes and legal systems of the two markets differ significantly and market participants may need to address issues arising from the differences on an ongoing basis.
There is no assurance that the systems of the SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems failed to function properly, trading in both markets through the program could be disrupted. A Fund’s ability to access the China A Shares Market (and hence to pursue its investment strategy) will be adversely affected.
f.
Recalling Risk and Trading Restrictions
A stock may be recalled from the scope of eligible SSE Securities or SZSE Securities for trading via the Stock Connects for various reasons, and in such event the stock can only be sold but is restricted from being bought. Matthews’ ability to implement a Fund’s investment strategies may be adversely affected.

g.
Nominee Arrangements in Holding China A Shares
HKSCC is the “nominee holder” of the securities acquired by overseas investors (including the relevant Funds) through the Stock Connects. The CSRC Stock Connect rules expressly provided that investors enjoy the rights and benefits of the securities acquired through the Stock Connects in accordance with applicable laws. However, how a beneficial owner of the relevant securities exercises and enforces its rights over such securities in the courts in China is yet to be tested. Even if the concept of beneficial ownership is recognized under Chinese law those securities may form part of the pool of assets of such nominee holder available for distribution to creditors of such nominee holder and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, a Fund and the Depositary cannot ensure that the Funds’ ownership of these securities or title thereto is assured in all circumstances. Under the rules of the Central Clearing and Settlement System operated by HKSCC for the clearing of securities listed or traded on SEHK, HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the SSE securities and/or SZSE securities in China or elsewhere. Therefore, although the relevant Funds’ ownership may be ultimately recognized, that Fund may suffer difficulties or delays in enforcing its rights in China.
To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, the Depositary and the Fund will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.
h.
Investor Compensation
Since one or more Funds carry out Northbound trading through securities brokers in Hong Kong but not securities brokers in mainland China, investors are not protected by the China Securities Investor Protection Fund in China. However, investments of a Fund through Northbound trading under the Stock Connects will be covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong.
i.
Trading Costs
In addition to paying trading fees and stamp duties in connection with trading China A Shares, a Fund may be subject to other fees and taxes arising from stock transfers which are determined by the relevant authorities.
j.
Regulatory Risk
Stock Connects are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges in mainland China and Hong Kong. Further, new regulations may be promulgated from time to time by the regulators in connection with operations and cross- border legal enforcement in connection with cross-border trades under the Stock Connects.
The relevant rules and regulations are untested so far and there is no certainty as to how they will be applied. Moreover, the rules and regulations are subject to change which may have potential retrospective effect. There can be no assurance that the Stock Connects will not be abolished. The relevant Funds that may invest in mainland China markets through the Stock Connects may be adversely affected as a result of such changes.
k.
Risks Associated with the Small and Medium Enterprise Board and/or ChiNext Market
Via Shenzhen-Hong Kong Stock Connect, the Funds may access securities listed on the Small and Medium Enterprise (“SME”) board and the ChiNext market of the SZSE. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the SZSE. Securities listed on the SME board and/or ChiNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock price may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Funds if the companies that they invest in are delisted.
Also, the rules and regulations regarding companies listed on ChiNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/ or ChiNext market may result in significant losses for the Funds and their investors.
16.
Responsible Investing (a principal investment strategy for the Matthews Emerging Markets Sustainable Future Active ETF)
In addition to traditional financial data, the Matthews Emerging Markets Sustainable Future Active ETF takes into consideration its ESG standards that help identify companies that Matthews believes contribute (or have to potential to contribute) to a sustainable future by addressing global environmental and social challenges. There are no universally agreed upon objective standards for assessing ESG standards for companies. Rather, the Fund’s standards tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors. The Fund’s ESG standards can vary over different periods, can evolve over time and tend to be stated broadly and applied flexibly. They may also be difficult to apply consistently across regions, countries, industries or sectors. In some cases, Matthews will consider an investment to be eligible for the Fund where a company has expressed a goal or objective and has started to take actions that, if successful, would satisfy the Fund’s ESG standards in the judgment of Matthews. In addition, investors and others may disagree as to whether a certain company satisfies the Fund’s ESG standards given the absence of generally accepted criteria.

The Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards will be used to help identify companies that are contributing (or have the potential to contribute) to positive outcomes in environmental, social and governance focus areas including, for example, climate change mitigation and adaptation, clean environment (such as pollution alleviation), sustainable production and consumption (such as energy efficiency), health and well-being (such as food security), human capital developments (such as training and equality), sustainable and inclusive development, or corporate governance practices that demonstrate a strong commitment to the integration of the Fund’s ESG standards. Matthews will also employ a negative screening process using data and ratings from various third-party data providers (described below) and Matthews’ own internal analysis to exclude, in the ultimate determination of Matthews, companies that Matthews believes do not meet the Fund’s ESG standards. Matthews will use any one or more of the Fund’s following key ESG standards to evaluate potential investments: whether the issuer has adopted and followed (i) sustainable environmental practices, responsible resource management and energy efficiency practices, (ii) policies related to social responsibility, employee welfare, diversity and inclusion, or (iii) sound governance practices that align interests of shareholders and management and demonstrate a commitment to the integration of sustainability or ESG considerations.
Businesses that meet one or more of the Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards are generally businesses that currently engage in practices or have business goals or objectives that, in the judgment of Matthews, if continued to be followed or if successfully implemented would make human or business activity less destructive to the environment or become businesses that promote positive social and economic developments. Matthews believes that such companies can have cost advantages, quality improvements and improved profitability as a result of their sustainable business practices. Such companies may also gain increased consumer and employee loyalty as a result of growing preferences for environmentally and socially sustainable practices and may be less likely to be involved in lawsuits or governmental actions for regulatory violations. There can be no guarantee that a company that Matthews believes meets one or more of the Matthews Emerging Markets Sustainable Future Active ETF’s ESG standards will actually conduct its affairs in a manner that is less destructive to the environment, or that promotes positive social and economic developments. Matthews uses various sources of information, including but not limited to non-governmental organizations (NGOs), primary research, and third-party data sources such as negative news monitoring services and ESG data and research providers, in analyzing whether a company satisfies the Fund’s ESG standards. However, Matthews ultimately determines, based on its own analysis, whether a company satisfies those standards and is eligible for investment by the Fund.
Matthews uses strategic engagement and shareholder advocacy to encourage positive changes in sustainability and ESG matters at its portfolio companies. For example, Matthews may engage in active dialogues with company management regarding sustainability matters. Matthews will encourage better sustainability and ESG disclosures, through such active dialogues, shareholder proposals or other means. Matthews will also be able to express its views on ESG issues through proxy voting, which will be voted according to these ESG standards, at shareholder meetings of its portfolio companies.
The following is a list of third-party data providers Matthews uses for its negative screening process:

Data Provider	Description
ISS ESG	Assesses companies’ adherence to international norms on human rights, labor standards, environmental protection and anti-corruption set out in the UN Global Compact and OECD Guidelines.
MSCI ESG Research	MSCI ESG’s Business Involvement data feed product provides research on publicly traded companies that manufacture cluster munitions, including components and the delivery platforms for these weapons.
Sustainalytics
Sustainalytics’ Product Involvement research helps identify companies involved in a range of products, services and business activities for screening purposes. Each activity is accompanied with a concise summary of the way the company is involved in the relevant product or activity.

17.
STAR Market and Its Associated Risks
The Funds may invest in the stocks listed on the Science and Technology Innovation Board on the Shanghai Stock Exchange (“STAR Market”), by either participating in initial public offerings (“IPOs”) of companies to be listed on the STAR Market, or purchasing stocks that have been listed on the STAR Market. Funds that invest in the STAR Market may be exposed to the risk factors described under “Risks Associated with China.” In addition, the Funds may be exposed to the risk factors further described below.
●
Liquidity Risk: The STAR Market has strict investor eligibility requirements, and institutional and individual investors must meet such conditions to be allowed to invest in listed stocks on the STAR Market. As a result, the STAR Market may have limited liquidity relative to other stock markets.
●
De-listing Risk: The STAR Market’s registration-based IPO system is likely to lead to more regular de-listing, while temporary listing suspension, listing resumption and re-listing systems have not been set under the STAR Market. As a result, companies listed on the STAR Market may have greater exposure to de-listing risk.
●
Market Risk: Most companies listed on the STAR Market specialize in information technology, new materials, new energy, and biomedicine. These types of companies tend to be startups with uncertain earnings, cash flow and valuation prospects. Therefore, the stocks listed on the STAR Market may have greater exposure to market risks, which may lead to greater price fluctuations.
●
Correlation Risk: Many of the companies listed on the STAR Market are expected to be innovative technology enterprises that have gained a relatively high level of market recognition. Such companies tend to have similar operating and profit models. Therefore, there could be a relatively high degree of correlation among many stocks listed on the STAR Market. A market downturn may lead to significant systematic correlation risk, which is a risk that the price fluctuation of a security may occur in conjunction with price fluctuations of all correlated securities.

●
Pricing Risk: Institutional investors are expected to play a dominant role in quotation, pricing and placement activities of the STAR Market. Furthermore, given the typical characteristics of companies listed on the STAR Market, such as a high degree of technological innovation combined with uncertain performance prospects, only a limited number of comparable companies will be available in the marketplace. These conditions may lead to pricing difficulties, and after listing, the listed stocks on the STAR Market may face the risk of immediate and significant price fluctuations.
●
Government Policy Risk: The Chinese government may change its policies with respect to its support of the Chinese technological industry. If such policy change were to take place, it might have a major impact on companies listed on the STAR Market. In addition, changes in the global economic situation may also have policy-level implications for the Chinese government, which could impact the prices of stocks listed on the STAR Market.
Funds’ Policies
The policies set forth below are fundamental and may not be changed as to a Fund without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. A majority of the outstanding voting securities of a Fund means the lesser of (a) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of a Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time an investment is made, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund’s total assets will not be considered a violation.
Except as otherwise set forth herein and in the Prospectus, each Fund may not:
1.
Issue senior securities;
2.
Borrow money, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowing will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of the Fund’s total net assets;
3.
Act as an underwriter of securities, except that, in connection with the disposition of a security, a Fund may be deemed to be an “underwriter” as that term is defined in the 1933 Act;
4.
Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if immediately after such purchase the value of a Fund’s investments in such industry would exceed 25% of the value of the total assets of the Fund;
5.
Purchase or sell real estate, real estate limited partnership interests, interests in oil, gas and/or mineral exploration or development programs or leases. This restriction shall not prevent the Funds from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate;
6.
Make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with a Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;
7.
Change its diversification status under the 1940 Act;
8.
Purchase or sell commodities or commodity contracts, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, or on indexes of such securities or currencies, or any other financial instruments, and may purchase or sell options on such futures contracts;
9.
Make investments in securities for the purpose of exercising control;
10.
Purchase the securities of any one issuer if, immediately after such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer. This policy does not apply to the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, or the Matthews China Innovators Active ETF; or
11.
Invest more than 5% of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies. This policy does not apply to the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews Asia Innovators Active ETF, Matthews China Active ETF, Matthews China Innovators Active ETF, Matthews India Active ETF, or the Matthews Asia Dividend Active ETF.
With respect to policy number 2 related to the restriction on purchasing securities when borrowings exceed 5% of a Fund’s total net assets, the Trust excludes from the amount of a Fund’s outstanding borrowings the amount of proceeds that are expected to be received from the settlement of securities transactions that are in process and that are intended or designated for repayment of outstanding borrowings.
For purposes of policy number 4, Matthews will, on behalf of each Fund, make reasonable determinations as to the appropriate industry classification to assign to each issuer of securities in which each Fund invests. As a general matter, an “industry” is considered to be a group of companies whose principal activities, products or services offered give them a similar economic risk profile vis à vis issuers active in other industries. The definition of what constitutes a particular “industry” is therefore an evolving one, particularly for issuers in industries or sectors within industries that are new or are undergoing rapid development. Some issuers could reasonably fall within more than one industry category. For example, some companies that sell goods over the internet (including issuers of securities in which a Fund may invest) were initially classified as internet companies, but over time have evolved into the economic risk profiles of retail companies. Each Fund may also rely on third-party classification codes such as those provided by the U.S. Government (known as “SIC”), MSCI or GICS, Bloomberg, and FactSet.
Diversified or Non-Diversified Status
Each Fund, other than the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews China Innovators Active ETF and the Matthews India Active ETF, is a “diversified” fund for purposes of Section 5(b)(1) of the 1940 Act. For a diversified fund, at least 75% of the value of the fund’s total assets will be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities, provided that no more than 5% of the value of the fund’s total assets are invested in the securities of a single issuer and the fund does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of the fund’s total assets may be invested in a single issuer, or in multiple issuers, not subject to the above limitations.
Each of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews China Innovators Active ETF and the Matthews India Active ETF is a “non-diversified” fund and as such is not subject to the diversification requirements of Section 5(b)(1).
On February 26, 2026, the Board of Trustees approved a proposal to reclassify the Matthews Asia Innovators Active ETF from “diversified” to “non-diversified” status under the 1940 Act, subject to approval by shareholders of the Fund. A proxy statement related to this proposal has been filed with the SEC and provided to shareholders of the Fund.
Temporary Defensive Position
To the extent practicable and in light of economic and market conditions and a Fund’s cash needs, Matthews intends to be fully invested in the markets appropriate to each Fund’s investment objectives. When, in the opinion of Matthews, a temporary defensive position is warranted, the Funds are permitted to hold cash or invest temporarily and without limitation in U.S. government securities or money market instruments backed by U.S. government securities. The Funds’ investment objectives may not be achieved at such times when a temporary defensive position is taken.
Exchange Listing and Trading
Shares of the Funds, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF, are listed for trading and trade throughout the day on the NYSE Arca, and the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF are listed for trading and trade throughout the day on NASDAQ (each, an “Exchange,” and together, the “Exchanges”).
There can be no assurance that a Fund will continue to meet the requirements of each Exchange necessary to maintain the listing of its shares. Each Exchange may, but is not required to, remove shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer able to operate in reliance on Rule 6c-11 under the 1940 Act; (2) the Fund no longer complies with the Exchange’s requirements for the listing of Fund shares; (3) if, following the initial 12-month period after commencement of trading on the Exchange, there are fewer than 50 beneficial holders of the Fund shares; or (4) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. Each Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.
The Trust reserves the right to adjust the price levels of Fund shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.
To provide additional information regarding the indicative value of Fund shares, each Exchange or a market data vendor disseminates information every 15 seconds through the facilities of the Consolidated Tape Association, or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.
Portfolio Turnover
Matthews buys and sells securities for the Funds whenever it believes it is appropriate to do so. The rate of portfolio turnover will not be a limiting factor in making portfolio decisions. It is currently estimated that under normal circumstances the annual portfolio turnover rate for certain Funds will not exceed 100%. High portfolio turnover rates will generally result in higher transaction costs to a Fund and also may result in a higher level of taxable gain for a shareholder. Portfolio turnover for the most recent fiscal periods of the Funds are set forth in the “FINANCIAL HIGHLIGHTS” tables in the Prospectus. Portfolio turnover rates may vary greatly from year to year as well as within a particular year.
The following Funds experienced significant variations in its portfolio turnover rates over the most recent two fiscal years: Matthews Emerging Markets Equity Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews China Innovators Active ETF, and Matthews India Active ETF. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Emerging Markets Equity Active ETF decreased to 118% as compared to 209% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to higher turnover in 2024 due to asset allocation and country changes and lower turnover in 2025 due to more normalized levels of trading activity. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Pacific Tiger Active ETF decreased to 113% as compared to 451% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to the Fund restructuring in 2024 as a result of a change in the portfolio management team. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews Asia Innovators Active ETF decreased to 102% as compared to 268% for the fiscal year ended December 31, 2024. This decrease in rates was due principally to a more stable market environment in 2025 which reduced the need for portfolio repositioning as compared to 2024. For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews China Innovators Active ETF decreased to 44% as compared to 115% for the fiscal year ended December 31, 2024. This decrease in rates reflected higher portfolio turnover in 2024 and lower portfolio turnover in 2025 as trading activity normalized.  For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Matthews India Active ETF decreased to 68% as compared to 128% for the fiscal year ended December 31, 2024. This decrease in rates reflected longer holding periods from a shift towards investments in more small capitalization securities.
Disclosure of Portfolio Holdings
In accordance with the Funds’ policies and procedures (the “Policies”), the Funds’ transfer agent, The Bank of New York Mellon (the “Transfer Agent”), is responsible for dissemination of information about the Funds’ portfolio holdings. The Funds, together with the Transfer Agent, Matthews, and other service providers (the “Service Providers”), may disclose information concerning securities held in the Funds’ portfolios under the following circumstances:
(i) On each Business Day (defined below), each Fund will disclose prominently on its website, which is publicly available and free of charge, before the opening of regular trading on the primary listing exchange of the Fund shares, the Fund’s portfolio holdings that form the basis for the Fund’s next calculation of current NAV.
(ii) The Funds and the Service Providers may disclose the Funds’ portfolio security holdings in advance of general release and without delay to parties with which the Funds have ongoing arrangements to make this information available. Those parties receive such disclosure in connection with their day-to-day operations and management of the Funds and include the Funds’ custodian, accountants, and other service providers that support the operations and management of the Funds. The Funds also may disclose their portfolio security holdings to third parties in connection with their on-going efforts to analyze their trading activity, and in connection with their periodic reviews of the performance of existing fund agents and advisors or the retention of new agents and advisors. Neither the Funds nor Matthews receive any compensation or other consideration in connection with any of these disclosure arrangements.
(iii) The Funds may disclose the Fund’s portfolio holdings on a confidential basis to other selected third parties only with the prior consent of a member of Matthews’ Compliance Department who is Director level or above (“Compliance”) and when the Funds have a legitimate business purpose for doing so. Examples of legitimate business purposes in which selective disclosure of the Funds’ portfolio securities may be appropriate include disclosure for due diligence purposes to an investment advisor that is in merger or acquisition talks with Matthews; disclosure to a newly hired investment advisor or sub-advisor prior to them commencing their duties; and disclosure to a rating or ranking organization. In accordance with the Policies, third parties are required to keep confidential any non-public portfolio holdings information disclosed to them in accordance with the terms and conditions in non-disclosure agreements and/or confidential agreements and are prohibited from trading on such information in violation of the federal securities laws, and no compensation may be received by the Funds, a Service Provider or any affiliate in connection with disclosure of such information. Such selected disclosure of portfolio holdings will be reported to the Board of Trustees at its next regular meeting, and such report should state the business purpose of the disclosure.
(iv) As required by the federal securities laws, including the 1940 Act, the Funds will disclose their portfolio holdings in their applicable regulatory filings, including shareholder reports, Form N-PORT, Form N-CSR or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.
(v) The Funds make available on each Business Day, prior to the opening of business on the listing exchange, through the National Securities Clearing Corporation (“NSCC”), the list of basket securities and the amount of cash, as applicable, for the issuance and redemption of creation units. The Fund’s investment adviser may also provide certain portfolio holdings information to Authorized Participants and other institutional market participants in connection with the day-to-day operations of the Fund, including evaluating custom baskets and to the Funds’ primary listing exchanges in connection with meeting exchange listing standards.
Certain separate client accounts and other pooled investment vehicles (such as those organized in foreign jurisdictions) managed by Matthews or its affiliates (such separate client accounts and other pooled investment vehicles collectively, “Other Matthews Accounts”) may have investment objectives and strategies that are substantially similar to those of the Funds, and holdings of Other Matthews Accounts, which may be similar or identical to a Fund’s holdings, may be disclosed to clients of Other Matthews Accounts or others before the disclosure of the Fund’s holdings in accordance with the Policies. As a result, it is possible that those clients or others may use such information for their own benefit, which could negatively impact the Fund’s execution of purchase and sale transactions for portfolio investments.
The Policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of non-public portfolio holdings information in trading Fund shares and/or portfolio securities held by the Funds.
However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of “market timing” models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in inappropriate ways beyond the control of the Funds.

Management of the Funds
Board Leadership Structure and Risk Oversight.
The operations of the Funds are under the direction of the Board of Trustees. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly (i.e., at least quarterly) to review the investment performance of the Funds and other financial and operational matters, including policies and procedures with respect to compliance with regulatory and other requirements, as well as to review the activities of the Trust’s officers, who are responsible for the day-to-day operations of the Funds. The Board met 5 times during the fiscal year ended December 31, 2025.
The Board consists of six Trustees, five of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and one who is an “interested person” of the Trust (the “Interested Trustee”). An Independent Trustee serves as Chair of the Board. In addition, both of the standing committees of the Board, to which the Board has delegated certain authority and supervisory responsibilities, are comprised exclusively of Independent Trustees. Those committees are the Audit Committee and the Governance Committee, whose responsibilities and activities are described below. As part of each regular Board meeting, the Independent Trustees meet separately from Matthews with their independent legal counsel. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.
The Funds have retained Matthews as the Funds’ investment adviser. Subject to the objectives and policies as the Board may determine, Matthews furnishes a continuing investment program for the Funds, makes investment decisions on their behalf, manages risks that arise from the Funds’ investments and operations, and provides administrative services to each Fund, all pursuant and subject to its investment management agreement, dated June 30, 2022, with the Trust, on behalf of the Funds (as amended from time to time, the “Management Agreement”). Employees of Matthews serve as the Trust’s officers, including the Trust’s President, Treasurer, Secretary and Chief Compliance Office (“CCO”).
The Board oversees the services provided by Matthews, including certain risk management functions. Risk management is a broad concept that can cover many elements. The Board handles its review of different elements and types of risks in different ways. In the course of providing oversight, the Board and the Committees receive reports on the Funds’ activities, including regarding each Fund’s investment portfolio and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s CCO who reports on the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures. The CCO reports to the Board the CCO’s assessment of various compliance, legal and regulatory risks, as well as actions taken to address those risks where appropriate. The Audit Committee’s meetings with the Funds’ independent auditors also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Portfolio Managers of the Funds to receive reports regarding the management of the Funds, including certain investment and operational risks. Because the Board has delegated the day-to-day activities of the Funds to Matthews and other service providers, the risk management oversight provided by the Board can mitigate but not eliminate the identified risks. Not all risks that may affect a Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of a Fund or Matthews, its affiliates or other service providers.
Trustees and Officers.
The Trustees and executive officers of the Funds, their years of birth, principal occupations during the past five years and other directorships held are set forth below. The “Fund Complex” refers to the twenty-four series comprising the Trust. The address of each Trustee and executive officer of the Trust is Four Embarcadero Center, Suite 550, San Francisco, CA 94111.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Gale K. Caruso Born 1957	Trustee and Chair of the Board	Trustee since 2015, Vice Chair (2021), and Chair of the Board since 2022	Formerly President and Chief Executive Officer (1999–2003), Zurich Kemper Life (life insurance and annuities); Chairman, President and Chief Executive Officer (1994–1999), Scudder Canada Investor Services, Ltd. (investment management); Managing Director (1986–1999), Scudder Kemper Investments, Inc. (investment management).	24
Trustee (since 2006), Pacific Select
Funds (47 Portfolios); Member, Board
of Governors (2022-2024), Investment
Company Institute; Member, Governing
Council (2016-2024), Independent
Directors Council; Director
(2005-2012), Make-A-Wish Foundation
of Maine.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Trusteeships/ Directorships (number of portfolios) Held by Trustee During Past 5 Years
Neal Andrews Born 1966	Trustee	Since 2024	Managing Director (2006–2020), BlackRock Inc. (investment management), Chief Financial Officer, BlackRock Mutual Funds (2007– 2020) and BlackRock iShares (2019) (investment management).	24	Trustee (2023), Segall Bryant & Hamill Trust (13 Portfolios).
Christopher F. Lee Born 1967	Trustee	Since 2015	Consultant and Associate Professor (since 2017), Hong Kong University of Science and Technology; Private Investor and Partner (since 2012), FAA Investments (financial holding company); Lecturer (part-time) (2013-2019), The Chinese University of Hong Kong.	24
Director (2017-2023), Hong Kong
Securities and Investment Institute;
Director (2015-2018), Star Magnolia
Capital (Hong Kong); Director
(2013-2018), Asian Master Funds
(Australia) (1 Portfolio); Trustee (since
2024), Harvey Mudd College.

Rhoda Rossman Born 1958	Trustee	Since 2006	Governor Appointee (since 2019), California Catastrophe Response Council.	24
Jonathan F. Zeschin Born 1953	Trustee	Trustee since 2007 and Chair of the Board (2014-2021)	Partner, CEO and Founder (since 2009), Essential Investment Partners, LLC (investment advisory and wealth management).	24	Trustee (2019), Russell Investment Funds (9 Portfolios) and Russell Investment Company (32 Portfolios).
INTERESTED TRUSTEE
Mark W. Headley[3] Born 1959	Trustee and President	Since 2025	Executive Chair (since 2025), Matthews (investment management); Chair (since 2022)	24	Director (since 2017), Conservation Lands foundation (non-profit foundation).
1
Each Trustee’s term of office ends at the earlier of: (i) the last day of the calendar year in which his or her 75th birthday occurs, (ii) twenty (20) consecutive years after joining the Board or (iii) his/her death, resignation or removal in accordance with the Trust’s policies. With respect to (i) and (ii), for Trustees serving on the Board prior to January 1, 2024, the Governance Committee may determine, for good cause, that a Trustee’s term be extended for an additional finite period.
2
As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty four series.
3
Mr. Headley is an “interested person” or “Interested Trustee” by virtue of his employment relationship with Matthews.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]
J. David Kast Born 1966	Vice President	Since 2018
Chief Compliance Officer and Anti-Money Laundering Officer (since
2018), Global Head of Risk and Compliance (since 2017), Matthews
(investment management); Managing Director (2009-2017), Goldman
Sachs (investment management).

Shai Malka Born 1973	Treasurer	Since 2005
Vice President of Fund Accounting and Operations (since 2010), Senior
Manager of Fund Accounting and Operations (2004-2009), Matthews
(investment management); Treasurer (2013-2017), Matthews A Share
Selections Fund, LLC (registered investment company).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS WHO ARE NOT TRUSTEES[1]
John P. McGowan Born 1964	Vice President and Secretary	Since 2005
Head of Fund Administration (since 2009), Chief Administrative Officer
(2007–2008), Chief Operating Officer (2004–2007), Matthews
(investment management); Director (since 2010), Matthews Asia Funds
SICAV (Luxembourg) (investments); Director (2010-2020), Matthews
Global Investors Sàrl. (Luxembourg) (investment management); Director
(since 2004), Matthews Asian Selections Funds, PLC (Ireland)
(investments); Vice President and Secretary (2013-2017), Matthews A
Share Selections Fund, LLC (registered investment company).

Lisa Nicosia Born 1966	Chief Compliance Officer and Anti- Money Laundering Officer	Since 2023	Chief Compliance Officer and Anti-Money Laundering Officer (since 2023), Matthews Asia Funds (registered investment company); Vice President (2014- 2022), Goldman Sachs (investment management).
Deepa Damre Smith Born 1975	Vice President	Since 2022
General Counsel (since 2022), Matthews (investment management);
Managing Director (2014-2022), Director (2009-2013), BlackRock
(investment management); Principal (2004-2009), Barclays Global
Investors (investment management).

Shuntaro Takeuchi Born 1978	Vice President	Since 2021	Portfolio Manager (since 2019), Senior Research Analyst (2016-2019), Matthews (investment management); Executive Director (2013-2016), UBS Securities LLC (investment management).
Sean Taylor Born 1967	Vice President	Since 2023
Chief Investment Officer and Portfolio Manager (since 2023), Matthews
(investment management); Chief Investment Officer for APAC
(2014-2023), Global Head of Emerging Markets (2014-2023), DWS
Group (investment management); Head of Emerging Markets
(2013-2023), Deutsche Asset and Wealth Management (investment management).

1
Each officer serves at the pleasure of the Board of Trustees. Each officer is considered an “interested person” of the Trust as defined under the 1940 Act because of an ownership interest in Matthews and/or an office held with the Trust or Matthews.
Board Committees.
Currently, the Board has an Audit Committee and a Governance Committee. Each committee is composed solely of the Independent Trustees (currently, Messrs. Andrews, Lee and Zeschin, and Mses. Caruso and Rossman). The Chairperson and functions of each committee are set forth below.

Audit Committee Mr. Andrews, Chairperson
The Audit Committee has the responsibility, among other things, to (1) recommend the selection of the Funds’
independent registered public accounting firm; (2) review and approve the scope of the independent registered public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent registered public accounting firm’s certifications; and (4) review with such independent registered public accounting firm the adequacy of the Funds’ basic accounting system and the effectiveness of the Funds’ internal accounting controls. Messrs.
Andrews, Lee and Zeschin have been designated as Audit Committee financial experts in accordance with rules adopted by the SEC under the Sarbanes-Oxley Act of 2002.

The Audit Committee met 3 times during the fiscal year ended December 31, 2025.

Governance Committee Mr. Zeschin, Chairperson
The Governance Committee has the responsibility, among other things, to (1) consider and nominate new Trustees to serve on the Board; (2) annually review and consider the compensation of the Board; and (3) manage the process for the
Board’s annual “self-assessment.” The Governance Committee considers nominations from shareholders to the extent required by any applicable law, and any such shareholder recommendation must contain sufficient background information concerning the candidate to enable the Governance Committee to make a proper judgment as to the candidate’s qualifications.

The Governance Committee has not established specific, minimum qualifications that must be met by an individual for the Governance Committee to recommend that individual for nomination as a Trustee. In evaluating candidates for a position on the Board, the Governance Committee considers a variety of factors it deems appropriate. The Governance
Committee evaluates any nominees recommended to the Board by shareholders in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee.

The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders (if required by applicable law), and officers of the Trust, Matthews, and other service providers of the Trust. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

The Governance Committee met 3 times during the fiscal year ended December 31, 2025.

The Board has designated Ms. Rossman as the Board’s compliance liaison. As compliance liaison, Ms. Rossman will serve as a point person for the Board to interact with Matthews’ Global Head of Risk and Compliance and the Trust’s Chief Compliance Officer in between regular quarterly Board meetings, as appropriate, and to communicate with the Board regarding risk and compliance matters.
The Board may also establish various working groups from time to time as deemed necessary or appropriate. Such working groups would typically be comprised of a subset of the Board and would review matters as designated by the Board. Currently, the Board has established a 15(c) contract renewal group, comprised of all the Independent Trustees. The 15(c) contract renewal working group provides a preliminary review of Matthews’ 15(c) contract renewal material before it is presented to the full Board.
Information about Each Trustee’s Qualifications, Experience, Attributes or Skills.
The Board takes into account a variety of factors in the selection of candidates to serve as Trustees, including the then composition of the Board. Generally, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; and (iii) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In addition, to serve as a Trustee, an individual should also possess various other intangible qualities such as intelligence, work ethic, and the ability to work together, to communicate effectively, to ask incisive questions, to exercise judgment, and to oversee the business of the Trust.
The Board also considers diversity of its Trustees. The Board has not adopted any particular standard or policy with respect to diversity, but it considers varied backgrounds, experiences, and perspectives in evaluating candidates, nominees and fellow Trustees.
The Board also considers, among other factors, the particular attributes described below with respect to the various individual Trustees.
Ms. Caruso has many years of financial services experience in the U.S. and Canada, including substantial executive experience in the investment management industry and extensive experience serving on the boards of mutual funds and other companies.
Mr. Andrews has many years of experience in the financial services and investment management industries, including substantial experience with investment companies as a former chief financial officer of a complex that included mutual funds and exchange-traded funds.
Mr. Lee has many years of global financial markets experience, managing derivative product development and marketing activities to financial institutional clients in a number of Asian countries, as well as substantial experience as a member of management and executive committees and as a director of an investment company listed on the Australian Stock Exchange.
Ms. Rossman has many years of experience as an investment professional specializing in portfolio management and is familiar with the analysis of investment strategy, trading, and performance results, and she has been serving on the Board since 2006.

Mr. Zeschin has many years of experience in the investment management and investment advisory industry, including substantial experience with mutual funds as an independent trustee or independent director and chairman of board, and he has been serving on the Board since 2007.
Mr. Headley has many years of investment management experience, including substantial experience as a portfolio manager of Asia-focused funds. He rejoined Matthews as Executive Chairman in April 2025. He first joined Matthews in April 1995 as Managing Director and senior analyst on the investment team. In 1999, Mr. Headley became President of Matthews and between 2002 and 2009, held both CEO and co-CEO roles and between 2007-2009, he was also CIO. Throughout his time at the firm, Mr. Headley managed several funds as Portfolio Manager. Prior to joining Matthews, he held several key positions, including with Newport Pacific Management and Newport Distributors, Inc., where he was an original member of the team that launched the first SEC-registered open-end Asia (ex-Japan) fund.
Fund Ownership by Trustees.
The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all registered investment companies overseen by the Trustee within the same family of investment companies, as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in each of the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies*
INDEPENDENT TRUSTEES
Gale K. Caruso	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000	Over $100,000
	Matthews Emerging Markets Sustainable Future Active ETF	$10,001-$50,000
	Matthews China Active ETF	$10,001-$50,000
	Matthews India Active ETF	$10,001-$50,000
	Matthews Japan Active ETF	$10,001-$50,000
Neal Andrews	Matthews Emerging Markets Equity Active ETF	$10,001-$50,000	$50,001-$100,000
	Matthews India Active ETF	$10,001-$50,000
Christopher F. Lee	Matthews Asia Growth Fund	$1-$10,000	$10,001-$50,000
	Matthews Asia Innovators Fund	$1-$10,000
	Matthews India Fund	$1-$10,000
	Matthews Emerging Markets Equity Fund	$1-$10,000
Rhoda Rossman	Matthews Emerging Markets Equity Fund	$10,001-$50,000	$50,001-$100,000
	Matthews India Fund	$10,001-$50,000
	Matthews Japan Fund	$10,001-$50,000
Jon Zeschin	Matthews Asia Dividend Fund	$50,001-$100,000	Over $100,000
	Matthews Emerging Markets Equity Fund	$50,001-$100,000
	Matthews Emerging Markets ex China Active ETF	$50,001-$100,000
	Matthews Japan Fund	$10,001-$50,000
INTERESTED TRUSTEE
Mark W. Headley	Matthews Asia Dividend Fund	$500,000- $1,000,000	Over $100,000
	Matthews Pacific Tiger Fund	Over $1,000,000
	Matthews Emerging Markets Sustainable Future Fund	Over $1,000,000
	Matthews Asia Innovators Fund	Over $1,000,000
	Matthews China Fund	Over $1,000,000
	Matthews China Innovators Fund	Over $1,000,000
	Matthews Emerging Markets Equity Fund	Over $1,000,000
	Matthews India Fund	$500,000- $1,000,000
	Matthews Japan Fund	Over $1,000,000
	Matthews Asia Growth Fund	$500,000- $1,000,000
	Matthews Emerging Markets Small Companies Fund	$500,000- $1,000,000
	Matthews Korea Active ETF	$500,000- $1,000,000
As of December 31, 2025, none of the Independent Trustees or their respective immediate family members (spouse or dependent children) owned beneficially or of record an interest in Matthews or the Funds’ underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with Matthews or the Funds’ underwriter.

*
As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.
Shareholders’ Voting Powers
On any matter submitted to a vote of shareholders, all shares shall be voted separately by the individual Fund, except that the shares shall be voted in the aggregate and not by individual Fund when (i) required by the 1940 Act; or (ii) the Board of Trustees has determined that the matters affect the interests of more than one Fund (e.g., the election of a new member to the Board of Trustees of the Trust). Each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote.
Approval of Investment Management Agreement
The Trust has retained Matthews to manage the assets of each of the Funds pursuant to the Management Agreement, which has been approved by the Board of Trustees, including the Independent Trustees. Additional information regarding the Management Agreement may be found in the section entitled “Investment Advisor, Underwriter and Other Service Providers.” The Management Agreement has an initial term of two years for each Fund and continues in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the respective Fund, or by the Board of Trustees, and in either event, by a majority of the Independent Trustees casting votes in person at a meeting called for such purpose. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement with respect to the Funds is available in the Funds’ Form N-CSR for the period ending December 31, 2025.
Compensation
The fees and expenses of the Trustees are allocated to each series of the Trust. The amounts allocated to the mutual funds are paid by the Trust and the amounts allocated to the ETFs are paid by Matthews. The following table shows the fees paid during the fiscal year ended December 31, 2025 to the Independent Trustees for their service to the Funds and the entire Fund Complex.

	Fiscal Year Ended December 31, 2025
	Aggregate Compensation for the Funds in this SAI	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for the Fund Complex*
Independent Trustees
Gale K. Caruso	$17,753.89	None	None	$263,000.00
Neal Andrews	$14,243.61	None	None	$211,000.00
Christopher F. Lee	$13,163.53	None	None	$195,000.00
Rhoda Rossman	$13,163.53	None	None	$195,000.00
Jonathan F. Zeschin	$13,163.53	None	None	$195,000.00
*
As of December 31, 2025, the “Fund Complex” consisted of the Trust’s twenty-four series.
No officer or employee of Matthews or BNY Mellon receives any compensation from the Funds for acting as an officer or employee of the Trust. The officers of the Trust receive no compensation directly from the Funds for performing the duties of their offices. Neither the Trustees nor the officers of the Trust receive any pension or retirement benefits from the Funds.
Code of Ethics
The Trust and Matthews have adopted a written code of ethics (the “Code of Ethics”) pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Code of Ethics requires certain persons with access to investment information (“Access Persons”) to obtain prior clearance before engaging in certain personal securities transactions. Transactions must be executed generally within 2 business days of clearance. In addition, all Access Persons must report their personal securities transactions within 10 days of becoming an Access Person and within 30 days of each calendar quarter end thereafter. All employees must also report their personal securities holdings within 10 days of becoming an Access Person and within 45 days of each calendar year-end thereafter. Access Persons and members of their immediate family are prohibited from directly and indirectly acquiring beneficial ownership in any Asia Pacific or emerging country security (excluding ownership of shares of an investment company registered under the 1940 Act). Any material violation of the Code of Ethics is reported to the Board of Trustees. The Board of Trustees also oversees the administration of the Code of Ethics. The Code of Ethics is on file with the SEC.
Proxy Voting Policies and Procedures
The Board of Trustees has delegated to Matthews the authority to vote proxies of companies held in each Fund’s portfolio. Matthews has adopted written Proxy Voting Policies and Procedures (“Proxy Policies”). Under the Proxy Policies, Matthews has retained the proxy advisory services of an independent proxy consultant, Institutional Shareholder Services, a division of Deutsche Borse AG (“ISS”), and adopted ISS Proxy Voting Guidelines (as applicable to the region of the company putting forth the particular proposal) as modified from time to time by guidelines adopted by Matthews (the “Proxy Voting Guidelines”) to assist Matthews in evaluating shareholder proposals, effecting proxy votes and maintaining appropriate records. The ISS Proxy Voting Guidelines can be found at https://www.issgovernance.com/policy-gateway/voting-policies/. Matthews’ guidelines call for case-by-case review in certain instances, such as votes for directors on boards of Japanese companies that allocate a significant portion of their net assets to cross-shareholdings; and votes for directors on non-diverse boards. Matthews also retains the services of other independent proxy consultants and considers their proxy voting guidelines and proxy advisory recommendations to augment research in certain markets.
For significant corporate matters, such as establishing pension or profit sharing plans, proposed mergers and acquisitions, and sales of assets, as well as sustainability- and ESG-related matters, ISS Proxy Voting Guidelines establish guidelines for evaluating the facts and circumstances of the particular proposal. In such circumstances, Matthews evaluates the proposal in light of the best interests of a Fund and its shareholders and votes accordingly. With respect to other more routine matters, the ISS Proxy Voting Guidelines may establish certain standards that, if satisfied, will result in a vote for or against a proposal. Routine matters typically include (i) election of directors; (ii) approval of auditors; (iii) approval of dividends and distributions; (iv) confidential voting; and (v) limitation on charitable contributions or fees paid to professional advisors. However, even in these circumstances, Matthews reserves the right to evaluate each proposal individually, and to vote on the matter in a manner that Matthews believes is in the best interest of a Fund or its shareholders (even if that vote is inconsistent with the Proxy Voting Guidelines) (“Override”). For example, while Matthews generally votes in favor of management’s nominees for a board of directors, it may vote against management nominees if it believes that the board was entrenched or otherwise not acting in the best interests of shareholders. Matthews generally votes in the same manner for each of its Funds; however, Matthews also takes into account the individual objectives of each Fund. As a result, Matthews may vote in favor of a proposal for certain Funds while voting against the same proposal for other Funds (“Split Votes”). Matthews also reserves the right to revise, alter or supplement the Proxy Policies from time-to-time, which may result in different votes on similar issues over time.
There may be circumstances in which Matthews believes that refraining from voting on a matter submitted to shareholders is in the best interests of the Funds or its shareholders, such as when the cost of voting the proxy exceeds the expected benefit to a Fund. Similarly, voting on shareholder matters in foreign countries, particularly in emerging markets, may be subject to restrictions (including registration procedures that may result in a holding becoming illiquid for a period of time) and limitations that impede or make impractical the exercise of shareholder rights. Such limitations may include (i) untimely or inadequate notice of shareholder meetings; (ii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iii) in person voting requirements; (iv) restrictions on the sale of securities for periods surrounding the shareholder meeting (“share blocking”); (v) granting local agents powers of attorney to facilitate voting instructions; (vi) proxy materials or ballots not being readily available; and (vii) proxy materials or ballots not being available in English. In certain foreign markets, there is a risk that the issuer rejects a vote submitted by the proxy voting agent for Matthews and does not provide a rationale for rejecting these votes. In these and similar circumstances, Matthews may not, or may be unable to, act on specific proxy matters.
There may be circumstances in which Matthews has or may be perceived to have a conflict or potential conflict of interest in voting on particular matters. Matthews’ Proxy Policies are designed to manage such conflicts of interest, including by utilizing an independent consultant to monitor and apply the Proxy Voting Guidelines. Matthews also monitors for conflicts and potential conflicts of interest circumstances. When a material conflict of interest is identified, Matthews (i) votes proxies in accordance with the Proxy Voting Guidelines; (ii) votes proxies based upon the recommendations of an independent third party or parties; (iii) advises the Board of Trustees of the circumstances, seeks their direction, and votes accordingly; or (iv) takes other action in the best interests of a Fund and its shareholders as may be appropriate in the particular circumstances.
In addition to providing research and other proxy voting services, ISS, through its Corporate Services Division, offers products and services to issuers of proxy solicitations consisting of advisory and analytical services, self-assessment tools and publications. ISS has represented that employees of its Corporate Services Division are not involved in ISS’ analysis of filed proxy proposals or preparation of vote recommendations. Nonetheless, ISS has adopted policies and procedures to guard against and to resolve any conflicts of interest that may arise in connection with its provision of research analyses, vote recommendations and voting services to Matthews.
Examples of the Funds’ positions on voting matters under the Proxy Policies. Consistent with the approaches described above, the following are examples of the Funds’ voting positions on specific matters:
●
Vote on a case-by-case basis on proposals to increase authorized common stock;
●
Vote on a case-by-case basis on the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (known as “blank check” preferred stock);
●
Vote on a case-by-case basis regarding merger and acquisition matters;
●
Vote on a case-by-case basis regarding contested elections;
●
Vote on a case-by-case basis on equity compensation plans; and
●
Vote on a case-by-case basis with respect to proposals relating to social and corporate responsibility issues.
Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, (1) by visiting matthewsasia.com and (2) on the SEC’s website at sec.gov.
Control Persons and Principal Holders of Securities
As of April 1, 2026, the Trustees and officers as a group owned less than 1% of the outstanding shares of each of the Funds, except for the Matthews China Innovators Active ETF and Matthews Korea Active ETF. As of April 1, 2026, the Trustees and officers as a group owned 2.6% of the Matthews China Innovators Active ETF and 1.1% of the Matthews Korea Active ETF.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of Depository Trust Company (“DTC”) participants (as defined below), as of April 1, 2026, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Participant Name and Address	Percentage of Shares
Matthews Emerging Markets Equity Active ETF	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	38.96
	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	30.94
	Wells Fargo 1 North Jefferson Avenue St. Louis, MO 63103	8.98
	Interactive Brokers One Pickwick Plaza Greenwich, CT 06830	8.93
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	5.41
Matthews Emerging Markets ex China Active ETF	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	46.02
	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	29.46
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	11.67
Matthews Emerging Markets Sustainable Future Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	75.91
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	12.99
Matthews Emerging Markets Discovery Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	68.62
	Goldman Sachs & Co LLC 30 Hudson Street New Jersey, NJ 07302	16.08
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	7.51

Fund	Participant Name and Address	Percentage of Shares
Matthews Asia Innovators Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	44.14
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	20.87
	National Bank Financial Inc National Bank Place 800 Saint Jacques Street Montreal H3C 1A3 Canada	15.80
	Citibank 153 E. 53rd Street New York, NY 10022	9.08
Matthews Pacific Tiger Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	75.50
	The Northern Trust Company 801 S. Canal Street Chicago, IL 60607	11.15
	Goldman Sachs & Co LLC 30 Hudson Street New Jersey, NJ 07302	5.91
Matthews China Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	47.87
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	19.02
	Goldman Sachs & Co LLC 30 Hudson Street New Jersey, NJ 07302	14.38
Matthews China Innovators Active ETF*	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	31.47
	Bank of America Securities Inc. 4804 Dear Lake Drive E Jacksonville, FL 32246	28.11
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	24.82
	Stifel One Financial Plaza 501 North Broadway St. Louis, MI 63102	5.00
Matthews India Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	69.22
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	8.67

Fund	Participant Name and Address	Percentage of Shares
Matthews Japan Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	30.88
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	15.67
	JP Morgan Securities LLC 4 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245	13.89
	Interactive Brokers One Pickwick Plaza Greenwich, CT 06830	7.43
	Vanguard 100 Vanguard Blvd Malvern, PA 19355	7.25
	Citibank 153 E, 53rd Street New York, NY 10022	6.52
	Morgan Stanley Smith Barney LLC 1 New York Plaza Fl 12 New York, NY 10004	5.32
Matthews Korea Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	35.50
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	33.45
	Morgan Stanley Smith Barney LLC 1300 Thames Street Baltimore, MD 21231	6.30
Matthews Asia Dividend Active ETF	Charles Schwab & Co Inc 2423 E. Lincoln Drive Phoenix, AZ 85016	35.68
	Wells Fargo 1 North Jefferson Avenue St. Louis, MO 63103	22.57
	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310	18.98
	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	7.07
	SEI Private Trust 1 Freedom Valley Drive Oaks PA 19456	6.48
* Before April 30, 2026, the Matthews China Innovators Active ETF was known as Matthews China Discovery Active ETF.
Investment Advisor, Underwriter and Other Service Providers
Investment Advisor
Currently the Trust employs only one investment advisor, Matthews International Capital Management, LLC. RBC USA Holdco Corporation (“RBC”), which is a direct, wholly owned subsidiary of the publicly traded Royal Bank of Canada, and Mizuho Bank, Ltd. (“Mizuho”), which is a direct, wholly owned subsidiary of the publicly traded Mizuho Financial Group, Inc., each has an ownership interest of 10–25% in Matthews. Funds managed by a subsidiary of Lovell Minnick Partners LLC (“Lovell Minnick”), a private equity firm and registered investment advisor, also have a collective ownership interest (through direct owners) of 10-25% in Matthews. G. Paul Matthews and Mark W. Headley each has an ownership interest of 5–10% in Matthews and are each members of the Board of Directors of Matthews. A representative of each of RBC, Mizuho and Lovell Minnick are members of the Board of Directors of Matthews. Because of their ownership of, or positions with, Matthews, each of RBC, Lovell Minnick, Mizuho, Mr. Matthews and Mr. Headley may, for certain purposes, be deemed to be affiliated with Matthews.
Matthews performs its duties and is paid pursuant to its Management Agreement. The Trust, on behalf of the Funds, and Matthews are parties to the Management Agreement. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, the Management Agreement. Rather, the Trust and its respective investment series are the sole intended beneficiaries of the Management Agreement. Neither this SAI nor the Prospectus is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws. Some of the terms of the Management Agreement are set by the 1940 Act, such as the annual review and renewal of the Management Agreement by the Board of Trustees after an initial two-year term and the termination by the Board of Trustees without penalty on 60 days’ notice.
The services provided by Matthews and the fees received by it for such services are described in the Prospectus. Matthews may, from time-to-time, voluntarily waive its management fees and/or reimburse expenses with respect to one or more of the Funds, but is not obligated to do so. Matthews may delegate certain of its duties under the Management Agreement to an adviser or participating affiliate it controls, subject to its ongoing supervision. Matthews has organized an entity in Hong Kong, Matthews Global Investors (Hong Kong) Limited, and an entity in the United Kingdom, Matthews Global Investors (UK) Limited, each of which is technically regarded as a “participating affiliate” of Matthews. Personnel associated with Matthews Global Investors (Hong Kong) Limited and Matthews Global Investors (UK) Limited provide certain portfolio management services at no extra cost to the Funds.
Under the Management Agreement, Matthews is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties and obligations thereunder.
The terms of the Management Agreement provide that, after an initial two-year term, it will continue from year to year provided that it is approved at least annually by the vote of the holders of at least a majority of the outstanding shares of each Fund, or by the Board of Trustees, including a majority of the Independent Trustees. The Management Agreement may be terminated with respect to a Fund by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to Matthews.
Matthews may also terminate its Management Agreement with respect to a Fund on 60 days’ written notice to that Fund. The Management Agreement cannot be assigned; any assignment would automatically terminate the Management Agreement.
Under the Management Agreement, Matthews will pay all ordinary operating expenses of the Funds, except the following fees and expenses, which are paid by the Funds:
1.
Management fees;
2.
Interest expenses;
3.
Taxes and governmental fees;
4.
Brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities;
5.
Distribution fees or expenses;
6.
Acquired fund fees and expenses; and
7.
Litigation expenses and any extraordinary expenses.
Pursuant to the Management Agreement, Matthews provides a range of administrative services that focus on the servicing needed by the Funds and oversight and coordination of their various service providers. Matthews’ services may include, on a continuous basis: responding to shareholder communications that come to Matthews directly or via the Funds’ website; providing regular communications and investor education materials to shareholders; communicating with investment advisors whose clients own or hold shares of the Funds and providing such other information as may reasonably be requested by shareholders or certain services not provided by the Funds’ transfer agent or by fund supermarkets. Matthews also provides, on a continuous basis, the following administration services: oversight of the activities of BNY Mellon as the Funds’ transfer agent; oversight of the Funds’ accounting agent, custodian and BNY Mellon’s administrative functions; assisting with the daily calculation of Fund NAVs; overseeing each Fund’s compliance with its legal, regulatory and ethical policies and procedures; assisting with the preparation of agendas and other materials drafted by other parties, such as BNY Mellon, for Board meetings; providing such other information and assistance to shareholders as they may reasonably request; coordinating and executing the offering (or closure) of a Fund; and general oversight of the vendor community at large as well as industry trends to ensure that shareholders are receiving quality service and technical support.
Expenses shared by the Funds will be allocated among the Funds, to the extent they are a Fund expense, on a basis deemed fair and equitable by the Board of Trustees, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenses that relate exclusively to a particular Fund and are a Fund expense, such as brokerage commissions and other portfolio expenses, will be borne directly by that Fund.

The Funds pay Matthews, for management and advisory services and for certain administrative services, an annual unitary management fee as a percentage of average daily net assets. Pursuant to the Management Agreement, each of the Funds, other than the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF, pays Matthews 0.79% of the aggregate average daily net assets of the Fund, and each of the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF pays Matthews 0.99% of the aggregate average daily net assets of the Fund. Under a fee waiver agreement, Matthews has contractually agreed to waive 0.10% of its management fee for the Matthews Emerging Markets Discovery Active ETF and Matthews China Innovators Active ETF. Any amount waived by Matthews pursuant to this agreement may not be recouped by Matthews. This agreement will remain in place until April 30, 2027, and may be terminated (i) at any time by the Board of Trustees upon 60 days’ prior written notice to Matthews; or (ii) by Matthews at the annual expiration date of the agreement upon 60 days’ prior written notice to the Trust, in each case without payment of any penalty.
Each Fund pays Matthews a monthly fee at the annual rate using the applicable investment management fee calculated based on the actual numbers of days of the month and based on the Fund’s average daily net assets for the month.
During the fiscal years ended December 31, 2023, 2024, and 2025, the aggregate management fees earned by Matthews were as follows:

Fiscal Year Ended December 31	Aggregate Management Fees Earned by Matthews
2023	$1,897,571
2024	$2,930,138
2025	$2,718,048
In early 2026, Matthews announced a change in its ownership structure that would constitute an “assignment” of the Management Agreement under the 1940 Act. On February 25, 2026, the Board of Trustees approved a new Investment Management Agreement between Matthews and the Trust, subject to shareholder approval. A proxy statement regarding this approval has been filed with the SEC and provided to shareholders.
Portfolio Managers
The following table shows information regarding other accounts managed by the Funds’ Portfolio Managers, who are primarily responsible for the applicable Fund’s day-to-day investment management decisions, as of December 31, 2025.

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Donghoon Han Portfolio Manager of the Matthews Japan Fund and Matthews Japan Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	2	$254,340,823	0	0
	Other Accounts	0	0	0	0

Tiffany Hsiao Portfolio Manager of the Matthews Asia Innovators Fund, Matthews Asia Innovators Active ETF, Matthews China Innovators Fund, Matthews China Innovators Active ETF, Matthews Asia Growth Fund	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	$102,800,257	0	0
	Other Accounts	0	0	0	0

Andrew Mattock, CFA Portfolio Manager of the Matthews China Fund and Matthews China Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	3	$694,590,644	0	0
	Other Accounts	0	0	0	0

Peeyush Mittal, CFA Portfolio Manager of the Matthews India Fund and Matthews India Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	1	$26,218,174	0	0
	Other Accounts	0	0	0	0

Sojung Park Portfolio Manager of the Matthews Korea Active ETF, Matthews Asia Dividend Fund and Matthews Asia Dividend Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	3	$302,570,363	0	0
	Other Accounts	0	0	0	0

Name of Portfolio Manager	Account Category	Number of Accounts	Total Assets in Accounts	Number of Accounts Where Advisory Fee is Based on Account Performance	Total Assets in Accounts Where Advisory Fee is Based on Account Performance
Jeremy Sutch, CFA Portfolio Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Small Companies Fund and Matthews Emerging Markets Discovery Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	4	$150,206,553	0	0
	Other Accounts	0	0	0	0

Shuntaro Takeuchi Portfolio Manager of the Matthews Asia Growth Fund, Matthews Japan Fund and Matthews Japan Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	2	$254,340,823	0	0
	Other Accounts	0	0	0	0

Vivek Tanneeru Portfolio Manager of the Matthews Emerging Markets Sustainable Future Fund and Matthews Emerging Markets Sustainable Future Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	2	$99,376,704	0	0
	Other Accounts	0	0	0	0

Sean Taylor Portfolio Manager of the Matthews Emerging Markets Equity Fund, Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Fund, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Asia Dividend Fund and Matthews Asia Dividend Active ETF	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	4	$253,013,268	0	0
	Other Accounts	0	0	0	0

Portfolio Managers receive compensation generally consisting of a combination of base salary, fixed and discretionary bonuses, participation in equity or in similar equity-like instruments based on revenues of the firm, and participation in benefit plans, which are generally available to all salaried employees. Compensation is structured to emphasize shareholder interests, the individual employee, and Matthews as a firm. Compensation is not linked to the distribution of the shares of the Funds. Key elements of compensation are detailed below:
Base Salary	Each Portfolio Manager receives a fixed base salary that takes into account his or her experience and responsibilities and is intended to be competitive with salaries offered by other similar firms.
Bonus
Matthews emphasizes teamwork and a focus on client needs. Bonuses are structured to emphasize those principles and are based on a number of factors including the profitability of Matthews and the employee’s contributions to the firm, such as the pre-tax performance of accounts managed by the employee, leadership position in the firm and participation in firm marketing efforts and other activities. Performance is generally considered based on a relative score over longer term periods. However, market conditions and performance relative to the benchmark or peer group of a Fund or other account may also be considered.

Other Compensation
Portfolio Managers may receive compensation in the form of equity interests in Matthews or cash payments based upon a percent of Matthews’ revenues. Matthews is a private limited liability company that provides pass-through tax treatment.
Accordingly holders of equity interests may be allocated portions of Matthews’ profits and losses, and may receive cash distributions. Such distributions may be made subject to certain required distributions and payments, Matthews’ working capital requirements and similar considerations.

Benefit Programs	Portfolio Managers participate in benefit plans and programs available generally to all employees.
As shown in the table above, certain Portfolio Managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include U.S. or non-U.S. mutual funds advised or sub-advised by Matthews, and separately managed accounts. Fees earned by Matthews may vary among these accounts, the Portfolio Managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors may create conflicts of interest because a Portfolio Manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a Portfolio Manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. A Portfolio Manager’s compensation arrangement may also give rise to potential conflicts of interest. A Portfolio Manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management; and the bonuses of the Portfolio Managers relate to increases in asset levels under Matthews’ management. Additionally, as explained above, certain Portfolio Managers may receive equity-based compensation from Matthews. The management of or participation in the management of multiple Funds and accounts may give rise to potential conflicts of interest among the Funds and accounts, as Portfolio Managers must allocate their time and investment ideas across the Funds and other accounts, which may pay different fees to Matthews and have different objectives, benchmarks and time horizons. A Portfolio Manager may execute transactions for a Fund or other account that may adversely impact the value of securities held by the Fund. Any securities selected for a Fund or other account may perform differently than the securities selected for another Fund or other account. However, Matthews believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular Portfolio Manager are generally managed in a similar fashion, subject to a variety of exceptions (for example, particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors). In addition, the Funds and Matthews have adopted a trade management policy, which they believe is reasonably designed to address potential conflicts of interest that may arise in managing multiple accounts. With respect to the allocation of investment opportunities (i.e., investment ideas), Matthews has established policies and procedures that provide that all research conducted by any member of Matthews’ investment team be generally available to every other member. However, Matthews Portfolio Managers may act upon applicable research at any time, and no account or investment mandate (i.e., a group of accounts with similar investment objectives) has any general priority in the access to or allocation of any investment opportunity. In addition, Matthews may determine that priority to an investment opportunity should be established because of its limited availability, the difficulty of execution or other factors. Currently Matthews accords such priority with respect to (i) accounts that invest in Small Companies (meaning companies with a market capitalization no higher than the greater of $5 billion or the market capitalization of the largest company included in the account’s primary benchmark index); (ii) investments in Small Companies in which no account managed by Matthews has previously invested; and (iii) accounts that focus on a specific country or sector and intend to invest in initial public offerings, secondary public offerings and private placements may be given priority in such opportunities to the extent they are associated with securities from a country or in a sector in which the account invests (e.g., the Matthews China Active ETF may be accorded priority with respect to the initial public offering of a Chinese company).
The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Code of Ethics will adequately address such conflicts.
The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in each Fund for which they are primarily responsible for the day-to-day management of the Fund’s portfolio and in all Funds of the Trust, as of March 31, 2026.

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Collins, Kathlyn	None
Han, Donghoon	Matthews Japan Fund	$50,001-$100,000
Headley, Mark	Matthews Asia Dividend Fund*	$500,000- $1,000,000
	Matthews Pacific Tiger Fund	Over $1,000,000
	Matthews Emerging Markets Sustainable Future Fund*	Over $1,000,000
	Matthews Asia Innovators Fund*	Over $1,000,000
	Matthews China Fund*	Over $1,000,000
	Matthews China Innovators Fund*	Over $1,000,000
	Matthews Emerging Markets Equity Fund*	Over $1,000,000
	Matthews India Fund*	$500,000- $1,000,000
	Matthews Japan Fund*	Over $1,000,000
	Matthews Asia Growth Fund*	$500,000- $1,000,000
	Matthews Emerging Markets Small Companies Fund*	$500,000- $1,000,000
	Matthews Korea Active ETF*	$500,000- $1,000,000
Hsiao, Tiffany	None
Mattock, Andrew	Matthews China Fund	$100,001-$500,000
	Matthews China Innovators Fund*	$1-$10,000
Mittal, Peeyush	Matthews Emerging Markets Equity Fund*	$10,001-$50,000
	Matthews India Fund	$100,001-$500,000
	Matthews China Innovators Fund*	$10,001-$50,000
	Matthews China Fund*	$1-$10,000
	Matthews India Active ETF	$10,001-$50,000
	Matthews Asia Dividend Fund	$10,001-$50,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Each Fund
Park, Sojung	Matthews Korea Active ETF	$1-$10,000
	Matthews Asia Dividend Fund	$1-$10,000
	Matthews Asia Dividend Active ETF	$1-$10,000
Sutch, Jeremy	None
Takeuchi, Shuntaro	Matthews Japan Fund	$100,001-$500,000
	Matthews Japan Active ETF	$10,001-$50,000
Tanneeru, Vivek	Matthews Emerging Markets Sustainable Future Fund	$10,001-$50,000
	Matthews Emerging Markets Small Companies Fund*	$10,001-$50,000
Taylor, Sean	None
Xu, Kathy	None
*
The Portfolio Manager does not have responsibility for the day-to-day management of this Fund’s portfolio.
Principal Underwriter
The Trust and Foreside Funds Distributors LLC (the “Underwriter”) have entered into a distribution agreement (the “Distribution Agreement”). The Underwriter, located at 400 Berwyn Park, 899 Cassatt Road, Berwyn, PA 19312, acts as the statutory principal underwriter in the United States of the Funds’ shares. The Underwriter is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Matthews compensates the Underwriter for its services to the Funds.
Shares of the Funds are continuously offered for sale by the Underwriter only in Creation Units on a best efforts basis. The Underwriter will not distribute Fund shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund shares.
Under the Distribution Agreement, the Underwriter, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.
The Underwriter may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).
The Trust has agreed to indemnify the Underwriter from losses relating to the Underwriter’s assumption of the principal underwriter function and from prospectus and sales material disclosure liability but not for willful malfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement, in accordance with Section 17(i) of the 1940 Act.
Compensation Paid to Principal Underwriter
For the fiscal years ended December 31, 2023, 2024, and 2025, neither the Trust nor any Fund paid compensation to the principal underwriter. In addition, for those years, no underwriting commissions were charged or amounts were retained by the principal underwriter.
Rule 12b-1 Plan (Distribution Plan)
The Trust maintains an inactive 12b-1 Plan for the Matthews Emerging Markets Discovery Active ETF and the Matthews China Innovators Active ETF (the “Plan”). The Plan authorizes the use of the Funds’ assets to compensate parties that provide distribution assistance or shareholder services, including, but not limited to, printing and distributing prospectuses to persons other than shareholders, printing and distributing advertising and sales literature and reports to shareholders used in connection with selling shares of the Funds, and furnishing personnel and communications equipment to service shareholder accounts and prospective shareholder inquiries. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders. If the Plan were reactivated, the fee would be up to 0.25% for each Fund and would be paid out of the Fund’s assets on an on-going basis, such that over time that fee would increase the cost of your investment and may cost you more than paying other types of sales charges. There is no 12b-1 distribution plan for the other Funds.
Other Service Providers
The Bank of New York Mellon (“BNY Mellon”) provides certain administrative services to Matthews and the Trust pursuant to a Fund Administration and Accounting Agreement dated as of July 1, 2022, as amended from time to time (the “Administration Agreement”). Under the Administration Agreement, BNY Mellon provides certain accounting and financial administration services for Matthews and the Trust including, among other things, the computation of the NAVs of the Funds’ shares, maintenance of certain of the Funds’ books and financial records, preparation and filing of shareholder reports, preparation and filing of certain tax returns and coordination of the payment of Fund-related expenses. BNY Mellon also provides certain regulatory administration services including, among other things, the preparation of agendas and resolutions for quarterly Board meetings, maintenance of the Trust’s corporate records and assistance with the preparation and filing of the annual update to the Trust’s registration statement with the SEC.

As compensation for these services, BNY Mellon receives certain out-of-pocket costs, transaction fees and asset-based fees, which are paid by Matthews from the management fees it receives from the Funds. During the fiscal year ended December 31, 2023, 2024, and 2025, the aggregate amounts paid by Matthews to BNY Mellon for fund administration and accounting services totaled $109,046, $227,391, and $238,684, respectively, and are broken down as follows:

Fund	Fees Paid to Administrator During FYE 12-31-23	Fees Paid to Administrator During FYE 12-31-24	Fees Paid to Administrator During FYE 12-31-25
Matthews Emerging Markets Equity Active ETF	$20,376	$26,017	$25,299
Matthews Emerging Markets ex China Active ETF	$8,398	$18,809	$25,189
Matthews Emerging Markets Sustainable Future Active ETF	$4,949	$15,980	$17,587
Matthews Asia Innovators Active ETF	$24,837	$28,022	$29,243
Matthews Pacific Tiger Active ETF	$8,427	$24,859	$19,104
Matthews China Active ETF	$13,575	$25,238	$27,365
Matthews India Active ETF	$4,611	$14,734	$15,073
Matthews Japan Active ETF	$3,946	$12,664	$14,108
Matthews Korea Active ETF	$15,765	$21,681	$22,029
Matthews Asia Dividend Active ETF	$4,162	$12,617	$13,941
Matthews Emerging Markets Discovery Active ETF[1]	N/A	$13,905	$16,048
Matthews China Innovators Active ETF[1,2]	N/A	$12,865	$13,698
1
The Matthews Emerging Markets Discovery Active ETF and the Matthews China Discovery Active ETF commenced operations on January 10, 2024.
2
Before April 30, 2026, the Matthews China Innovators Active ETF was known as Matthews China Discovery Active ETF.
Transfer Agent
BNY Mellon is currently located at 103 Bellevue Parkway, Wilmington, DE 19809 and provides transfer agency and dividend disbursing agent services for the Funds.
Custodian
BNY Mellon is the custodian of the Trust’s assets pursuant to a custodian agreement. Under the custodian agreement, BNY Mellon (i) maintains a separate account or accounts in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund’s securities, and (v) makes periodic reports to the Board of Trustees concerning each Fund’s operations. Although the Trust no longer has in effect a committed line of credit for purposes of funding proceeds for redemptions of Creation Units, a Fund might be able to use an overdraft from the custodian if needed under certain circumstances for temporary or emergency purposes. Any overdraft made available by the custodian would be in the discretion of the custodian, may not be available when needed by a Fund and would likely be more expensive than a comparable borrowing under a formal line of credit.
Counsel to the Trust
Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, CA 94111, serves as counsel to the Trust.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 405 Howard Street, Suite 600, San Francisco, CA 94105, serves as the independent registered public accounting firm of the Trust. The firm provides audit services and assistance and consultation with respect to regulatory filings with the SEC. The books of each Fund will be audited at least once each year by PricewaterhouseCoopers LLP.
Brokerage Allocation and Other Practices
Matthews is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. The primary consideration in all portfolio transactions will be seeking the best execution of the transaction taking into account the net proceeds of the transaction as well as qualitative factors.
In selecting and monitoring broker-dealers and negotiating commissions, Matthews may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future and other matters involved in the receipt of brokerage services generally.
Matthews may also purchase from a broker or allow a broker to pay for certain execution-related and research services, including economic and market information, portfolio strategy advice, industry and company comments, technical data, recommendations, general reports, consultations, performance measurement data, on-line pricing and news services. The Funds do not engage in “directed brokerage,” or the compensation of a broker-dealer for promoting or selling the Funds’ shares by directing portfolio securities transactions to that broker or dealer.

Matthews may cause the Funds to pay a brokerage commission in excess of that which another broker-dealer might charge for effecting the same transaction in recognition of the value of these execution-related and research services. In such a case, however, Matthews will determine in good faith that such commission is reasonable in relation to the value of brokerage and research provided by such broker-dealer, viewed in terms of either the specific transaction or Matthews’ overall responsibilities to the portfolios over which Matthews exercises investment authority. Research services furnished by brokers through whom Matthews intends to effect securities transactions may be used in servicing all of Matthews’ accounts; not all of such services may be used by Matthews in connection with accounts that paid commissions to the broker providing such services. In conducting all of its soft dollar relationships, Matthews will seek to take advantage of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
Matthews will attempt to allocate portfolio transactions among the Funds and other accounts on a fair basis whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Funds and the other accounts. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Matthews, however, the results of such procedures will, on the whole, be in the best interests of each of the accounts it manages.
Creation or redemption transactions, to the extent consisting of cash, may involve the Fund contemporaneously transacting with Authorized Participants in their capacity as broker-dealers for purchases of Deposit Securities or sales of Fund Securities (as defined below), as applicable. Such transactions with a particular broker-dealer may be conditioned upon the broker-dealer’s agreement to transact at guaranteed price levels in order to reduce transaction costs the Fund would otherwise incur as a consequence of settling creation or redemption baskets in cash rather than in-kind.
Following the Fund’s receipt of an order to purchase or redeem creation or redemption baskets, to the extent such purchases or redemptions consist of a cash portion, the Fund will enter an order with a broker or dealer to purchase or sell the Deposit Securities or Fund Securities, as applicable. The terms of such order may, depending on the timing of the transaction and certain other factors, require the broker or dealer to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the Deposit Securities or Fund Securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Such orders may be placed with the purchasing or redeeming Authorized Participant (or a broker-dealer affiliated with the Authorized Participant or a third-party broker-dealer engaged through the Authorized Participant) in its capacity as a broker-dealer. The amount payable to the Fund pursuant to this guarantee will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors. This guarantee will apply for any orders executed by the Authorized Participant (or an affiliated or unaffiliated broker-dealer), even if the trades have not settled before the creation or redemption transaction settles.
The circumstances under which the guarantee will be used and the expected amount that may be owed to the Fund may change from time to time based on the actual experience of the Fund.
Brokerage commissions paid by the Trust on behalf of the Funds for the fiscal years ending December 31, 2023, 2024, and 2025 are as follows:
Fund	Brokerage Commissions Paid During FYE 12-31-23	Brokerage Commissions Paid During FYE 12-31-24	Brokerage Commissions Paid During FYE 12-31-25
Matthews Emerging Markets Equity Active ETF	$61,631	$199,784	$101,318
Matthews Emerging Markets ex China Active ETF	$7,319	$58,073	$85,136
Matthews Emerging Markets Sustainable Future Active ETF	$5,029	$21,017	$40,146
Matthews Emerging Markets Discovery Active ETF[1]	N/A	$13,712	$17,737
Matthews Asia Innovators Active ETF	$637,490	$338,763	$135,705
Matthews Pacific Tiger Active ETF	$23,056	$649,280	$126,403
Matthews China Active ETF	$47,720	$34,304	$26,770
Matthews China Innovators Active ETF[1,2]	N/A	$5,870	$1,830
Matthews India Active ETF	$2,690	$27,331	$18,965
Matthews Japan Active ETF	$960	$3,612	$10,416
Matthews Korea Active ETF[3]	$82,938	$43,709	$71,303
Matthews Asia Dividend Active ETF	$611	$1,126	$4,104
1
The Matthews Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF commenced operations on January 10, 2024.
2
The Matthews China Discovery Active ETF was renamed the Matthews China Innovators Active ETF on April 30, 2026.3
The Matthews Korea Fund converted to the Matthews Korea Active ETF on July 17, 2023. Brokerage commissions for Matthews Korea Active ETF for fiscal year ended December 31, 2023, include the brokerage commissions from the Matthews Korea Fund.
Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. The Funds held securities of the following broker-dealers, which were their regular broker-dealers as of December 31, 2025:

Fund	Issuer	Value of Fund’s Aggregate Holdings of Issuer
Matthews Emerging Markets Equity Active ETF	JP Morgan Securities LLC	$2,887,128
Matthews Emerging Markets Equity Active ETF	China International Capital Corp.	$327,864
Matthews Emerging Markets ex China Active ETF	JP Morgan Securities LLC	$339,940
Matthews Emerging Markets Sustainable Future Active ETF	JP Morgan Securities LLC	$1,583,570
Matthews Emerging Markets Discovery Active ETF	JP Morgan Securities LLC	$203,165
Matthews Asia Innovators Active ETF	JP Morgan Securities LLC	$2,230,916
Matthews Pacific Tiger Active ETF	JP Morgan Securities LLC	$1,684,902
Matthews China Active ETF	JP Morgan Securities LLC	$137,176
Matthews China Active ETF	China International Capital Corp.	$446,538
Matthews China Innovators Active ETF[1]	JP Morgan Securities LLC	$79,512
Matthews Japan Active ETF	JP Morgan Securities LLC	$38,787
Matthews Korea Active ETF	JP Morgan Securities LLC	$1,570,968
Matthews Korea Active ETF	Macquarie Group, Ltd.	$300,620
Matthews Asia Dividend Active ETF	JP Morgan Securities LLC	$213,202
Matthews Asia Dividend Active ETF	Macquarie Group, Ltd.	$48,630
1
The Matthews China Discovery Active ETF was renamed the Matthews China Innovators Active ETF on April 30, 2026.
Shares of Beneficial Interest
The Funds are authorized to issue an unlimited number of shares of beneficial interest, each with a $0.001 par value. Shares of a particular Fund represent equal proportionate interests in the assets of that Fund only, and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.
Each share is entitled to one vote as to each matter on which it is entitled to vote. The voting rights of shareholders can be changed only by a shareholder vote.
Each Fund may be terminated upon the sale and conveyance of its assets to another Fund, partnership, association, corporation, or entity, or upon the sale and conversion into money of its assets. The Board may terminate or sell all or a portion of the assets of the Fund without prior shareholder approval. In the event of the dissolution or liquidation of a Fund, shareholders of the Fund are entitled to receive the underlying assets of a Fund available for distribution.
All accounts will be maintained in book entry form and no share certificates will be issued.
Book Entry Only System
The Depository Trust Company (“DTC”) acts as securities depositary for Fund shares. Fund shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Fund shares.
DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Fund shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Fund shares. The Trust recognizes DTC or its nominee as the record owner of all shares of the Funds for all purposes. Beneficial Owners of Fund shares are not entitled to have the shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Fund shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Fund shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Fund shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Fund shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Fund shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Fund shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Resale of Shares
In connection with each Fund’s launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding or subsequent resales of seed may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or Matthews. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices.
Purchase and Redemption of Shares in Creation Units
The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Underwriter, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Fund shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units, except on the day of consummation of a reorganization, merger, conversion or liquidation. A “Business Day” is any day on which the Exchange is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of a specified cash payment (the “Deposit Cash”) and/or Deposit Securities (defined below) and a Cash Component (defined below). Notwithstanding the foregoing, the Trust reserves the right to offer and issue Fund shares in exchange for an in-kind deposit of a designated portfolio of Deposit Securities per each Creation Unit and a Cash Component (defined below), computed as described below. The Trust also reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Deposit Cash, or the substitution of a security, to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of a Fund’s shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Funds, through NSCC, make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available. Notwithstanding the foregoing, a Fund may determine on a given Business Day that all purchases, all redemptions, or all purchases and redemptions on that day will be made entirely in cash.
The identity and number of Fund shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Funds’ transfer agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Underwriter, and that has been accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Fund shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for the Funds for orders to purchase Creation Units, including custom orders, is 4:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time as set forth in the applicable order form for the Fund. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Fund shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day.
Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement or other procedural documents, including the applicable order form. On behalf of a Fund, the Funds’ transfer agent will notify the Funds’ custodian of such order. The custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the transfer agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Funds’ custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. The “Settlement Date” for each Fund is generally the first Business Day after the Trade Date. However, each Fund reserves the right to settle a purchase order on a basis other than T+1, including a shorter settlement period, if necessary or appropriate under the circumstances. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the transfer agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m., Eastern Time (as set forth on the applicable order form), with the custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m., Eastern Time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, expenses and costs, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form, other applicable procedural documents and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Funds’ custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Funds’ transfer agent and Matthews shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the transfer agent. The Authorized Participant shall be liable to the applicable Fund for losses, expenses and costs, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 110% of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Funds’ custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the transfer agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee”, may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Funds’ transfer agent with respect to a Fund if for any legally permissible reason (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Funds’ custodian; (c) the investor(s), upon obtaining Fund shares ordered, would own 80% or more of the currently outstanding shares of that Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the custodian, the transfer agent and/or Matthews make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Underwriter, the custodian, a sub-custodian, the transfer agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The transfer agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the transfer agent, the custodian, any sub-custodian and the Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the transfer agent, the custodian and the Underwriter shall not be liable for the rejection of any purchase order for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund is $1000 or more, depending on the Fund, regardless of the number of Creation Units created in the transaction. A Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as Matthews, has agreed to pay such fee.
In addition, a variable fee, payable to the Fund, of up to a maximum of 5% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, market impact, taxes) involved with buying the securities with cash. Such variable charge may be based on good faith estimates of such transaction costs which may be lower or higher than actual costs incurred. A Fund may determine to not charge a variable fee or only a portion of the variable fee on certain orders when Matthews has determined that doing so is in the best interests of the shareholders of the Fund. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from a Fund to their account or on their order. Costs associated with cash creations could also reduce the Fund’s NAV to the extent that those costs are not fully offset by the total transaction fees charged to the creating Authorized Participant.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Fund shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Fund shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the applicable Fund through the Funds’ transfer agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Fund shares in the secondary market to constitute a Creation Unit to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Funds’ custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and quantities of the Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Funds’ custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Fund shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities, or substitution of different securities, in lieu of one or more Fund Securities.
Creation Units may be redeemed in advance of receipt by the Trust of all or a portion of the applicable Fund shares as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Fund shares on the date the order is placed in proper form since, in addition to available Fund shares tendered for redemption, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 110% of the undelivered Fund shares (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Funds’ custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, expenses and costs, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Fund shares to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110% of the daily market value of the missing Fund shares. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Fund shares have been properly redeemed by the Trust. In addition, a transaction fee, as described below under “Redemption Transaction Fee”, may be charged. The redemption of Creation Units so redeemed generally will occur no later than the Settlement Date.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund is $1000 or more, depending on the Fund, regardless of the number of Creation Units redeemed in the transaction. A Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as Matthews, has agreed to pay such fee.
In addition, a variable fee, payable to the applicable Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, market impact, taxes) involved with selling portfolio securities to satisfy a cash redemption. Such variable charge may be based on good faith estimates of such transaction costs which may be lower or higher than actual costs incurred. A Fund may determine to not charge a variable fee or only a portion of the variable fee on certain orders when Matthews has determined that doing so is in the best interests of the shareholders of the Fund. The maximum redemption transaction fee, including the fixed and variable portions together, may not exceed 2%.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from a Fund to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Funds’ transfer agent prior to 4:00 p.m. Eastern Time. On days when the Exchange closes earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the transfer agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the transfer agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the transfer agent does not receive the investor’s Fund shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request will be rejected. Redemption orders will settle generally two Business Days after the trade date. However, each Fund reserves the right to settle on a basis other than T+2, including a shorter settlement period, if necessary or appropriate under the circumstances. See more information below under Additional Redemption Procedures.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Funds’ transfer agent in accordance with procedures set forth in the Authorized Participant Agreement or other procedural documents, including the applicable order form. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Fund shares to the transfer agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker- dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Notwithstanding the foregoing, if the Fund includes an in-kind foreign investment in the Fund Securities, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may, with respect to the delivery of the foreign investment, deliver the foreign investment as soon as practicable, but in no event later than 15 days after the tender of the Fund shares.
The Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund shares based on the NAV of Fund shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the applicable Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of a Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Fund shares, or to purchase or sell Fund shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Fund shares or determination of the NAV of the shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
Creation and Redemption baskets may differ and each Fund may accept “custom baskets.” A custom basket is defined as either (i) a basket that is composed of a nonrepresentative selection of the exchange-traded fund’s portfolio holdings; or (ii) a representative basket that is different from the initial basket used in transactions on the same Business Day. A standard initial basket is a basket of securities, assets or other positions that is generally representative of a Fund’s portfolio in exchange for which an exchange-traded fund issues (or in return for which it redeems) creation units. All initial and custom baskets will be governed by the Trust’s written policies and procedure for basket creation, including (with respect to custom baskets): (i) detailed parameters for the construction and acceptance of custom baskets that are in the best interest of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters and (ii) a specification of the titles or roles of the employees of the investment adviser who are required to review each custom basket for compliance with those parameters.

Determination of Net Asset Value
Generally, the NAV per share of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The Funds’ NAVs are not determined on days that the NYSE is closed and at other times described in the Prospectus. However, the Funds may, under extraordinary circumstances, calculate the NAV of their respective shares on days on which the NYSE is closed for trading. The NYSE is closed on the days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.
The value of the Funds’ exchange-traded securities is based on market quotations for those securities, or on their fair value determined by Matthews as the valuation designee (“Valuation Designee”) with the oversight of the Board of Trustees (as described below). A Fund’s portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of last reported sales prices. For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices.
Investments for which market quotations are not readily available are valued at fair value in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated Matthews as the Valuation Designee for each Fund to perform the fair value determination relating to all Fund investments. Matthews may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).
Market quotations are provided by Pricing Sources that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, often from the principal (or most advantageous) market on which the security is traded, or valued based on their fair value as determined by Matthews as the Valuation Designee with the oversight of the Board of Trustees. The Funds may also utilize independent Pricing Sources to assist them in determining a current market value for each security based on sources believed to be reliable.
In addition, the Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which they invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gains tax is determined to apply, the Funds may accrue an estimated deferred tax liability for unrealized gains in excess of available carryforwards. This accrual may reduce a Fund’s NAV.
Short-term fixed-income securities having a maturity of 60 days or less are valued at amortized cost, which the Valuation Designee believes represents fair value. When a security is valued at amortized cost, it is first valued at its purchase price. After it is purchased, it is valued by assuming a constant amortization to maturity of any discount or premium (because the Funds are highly likely to hold the security until it matures and then receive its face value), regardless of the way of changing interest rates could change the market value of the instrument.
Generally portfolio securities subject to a “foreign share” premium are valued at the local share prices (i.e., without including any foreign share premium). In addition, in certain countries shares may be purchased in a local class or, subject to certain limitations, in a class reserved for foreign purchasers.
Foreign values of the Funds’ securities, when held by the Funds, are converted to U.S. dollars using exchange rates determined as of 4 p.m. London time and in accordance with the Funds’ Pricing and Valuation Policy and Procedures adopted by the Board (the “Pricing Policies”). The Funds generally use the foreign currency exchange rates deemed to be most appropriate by a foreign currency pricing service that is independent of the Funds and Matthews.
Trading in securities on Asia Pacific exchanges, various other foreign exchanges, and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, securities trading in Asia Pacific and various foreign markets may not take place on all business days in New York. Furthermore, trading takes place in markets of Asia Pacific and in various foreign markets on days that are not business days on which the NYSE is open and therefore the Funds’ NAVs are not calculated.
The Valuation Designee reviews and monitors the Pricing Policies. The Valuation Designee is responsible for determining the fair value of the Funds’ securities as needed in accordance with the Pricing Policies and performs such other tasks as it deems necessary, subject to oversight by and periodic reporting to the Board. The Valuation Designee meets on an ad hoc basis to discuss issues relating to the valuation of securities held by the Funds.
Pursuant to the Pricing Policies, the Funds value any exchange-traded security for which market quotations are unavailable or have become unreliable, and any over-the-counter security for which indicative quotes are unavailable, at that security’s fair market value. In general, the fair value of such securities is determined, in accordance with the Pricing Policies, by a pricing service retained by the Funds that is independent of the Funds and Matthews. There may be circumstances in which the Funds’ independent pricing service is unable to provide a reliable price of a security. In addition, when establishing a security’s fair value, the independent pricing service may not take into account events that occur after the close of Asian and other foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Board of Trustees has delegated the responsibility of making fair-value determinations to Matthews as Valuation Designee. In these circumstances, the Valuation Designee will determine the fair value of a security, or a fair exchange rate, in good faith, in accordance with the Pricing Policies.
Changes in a Fund’s NAV may not track changes in published indices of, or benchmarks for, Asia Pacific and other foreign market securities.
Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Funds’ shares into U.S. dollars at the prevailing market rates, as determined in accordance with the Pricing Policies.
Dividends and Distributions
Dividends from net investment income, if any, are normally declared and paid by the Funds in December. Capital gains distributions, if any, are normally made after October 31. The Funds may make additional payments of dividends or distributions if they deem it to be desirable and in the best interests of shareholders at other times during the year. However, there can be no assurances that any particular Fund will have income to distribute for any given period. Any dividend or distributions paid by the Funds have the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend of distribution. To the extent the Funds make a mid-year distribution of realized capital gains, the Funds run a greater risk of over-distributing because subsequent capital losses realized prior to October 31 may more than offset the amount of the distribution. An over-distribution of capital gains is in effect a return of capital. Therefore, the Funds will only make a special mid-year distribution of capital gains in circumstances where the Board of Trustees has determined that it is more likely than not to be in the best interests of shareholders generally and that the amount of the distribution is not likely to result in an unintended return of capital. It is also possible that certain tax adjustments can lower the amount of distributable income, which might result in a return of capital for income oriented funds that will still distribute income or cash generated by their investment portfolio.
Taxation of the Funds
In General
Each Fund has elected and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify for any taxable year, a fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; (ii) distribute at least 90% of its dividend, interest and certain other income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies, and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund’s total assets and 10% of the outstanding voting securities of such issuer, and have no more than 25% of its assets invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses, or of one or more qualified publicly traded partnerships.
To the extent each Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gains distributions.
An excise tax will be imposed on the excess, if any, of a Fund’s required distributions over actual distributions in any calendar year. Generally, the required distribution is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one-year period ending on October 31 plus undistributed and untaxed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax, but there can be no assurances that each Fund will make sufficient distributions each period to, or otherwise, avoid all taxes imposed at the level of the Fund. Dividends declared by the Funds during October, November or December to shareholders of record on a specified date in such months and paid during January of the following year will be taxable to shareholders in the year they are declared, rather than the year in which they are received.
Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of a Fund. Distributions of net investment income and net capital gains, if any, will be taxable to shareholders without regard to how long a shareholder has held shares of the Funds. Some dividends paid by the Funds may qualify in part for the dividends received deduction for corporations. In addition, a portion of the dividends of a Fund paid to shareholders may be eligible for the reduced federal tax rate applicable to qualified dividend income of the Fund if certain holding periods are met. Eligibility for this reduced tax rate depends on the underlying investments of the Fund and is uncertain each year.
The Funds will notify shareholders each year of the amount of dividends and distributions, and the portion of their dividends which qualify for the corporate dividends-received deduction or any reduced rate of taxation applicable to qualified dividends (i.e., dividends eligible to be taxed at rates applicable to long-term capital gains).

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in a Fund’s portfolio or undistributed taxable income of a Fund. Consequently, subsequent distributions by a Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. In general, a Fund may make taxable distributions even during periods in which the share price has declined. Tax consequences are not the primary consideration of the Funds in implementing their investment strategies.
Taxes Regarding Options, Futures and Foreign Currency Transactions
When the Funds write a call, or purchase a put option, an amount equal to the premium received or paid by it is included in the Funds’ accounts as an asset and as an equivalent liability. In writing a call, the amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.
The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that a Fund has written expires on its stipulated expiration date, that Fund recognizes a short-term capital gain. If the Fund enters into a closing purchase transaction with respect to an option that the Fund has written, the Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option that the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.
The premium paid by a Fund for the purchase of a put option is recorded in that Fund’s assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option that the Fund has purchased expires on the stipulated expiration date, the Fund realizes a short-term or long-term capital loss for federal income tax purposes in the amount of the cost of the option. If the Fund exercises a put option, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale, which will be decreased by the premium originally paid.
Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Fund at the end of each fiscal year on a broad-based stock index will be required to be “marked-to-market” for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales it will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (“60%/40% gain or loss”). Certain options, futures contracts and options on futures contracts utilized by a Fund are “Section 1256 contracts.” Any gains or losses on Section 1256 contracts held by a Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60%/40% gain or loss.
Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to stockholders.
Passive Foreign Investment Companies
Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year and on October 31st of each calendar year for excise tax purposes. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
Other U.S. and Foreign Tax Issues
India. The tax rates discussed hereunder reflect India tax rules generally applicable to foreign portfolio investors (“FPIs”) and may apply to a Fund’s investments in Indian securities. In India, a tax of 20% plus applicable surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus applicable surcharges (for securities held not more than one year) or 12.5% (for securities held for more than one year). Also in India, the tax rate on gains from sales of listed debt securities is currently 12.5% plus applicable surcharges if the securities have been held more than one year and 30%

plus applicable surcharges if the securities have been held not more than one year. Securities transaction tax applies for specified transactions at specified rates. India imposes a tax on interest on securities at a rate of 20% plus applicable surcharges. This tax is imposed on the investor and payable prior to repatriation of sales proceeds. The tax is computed on net realized gains post set of current year brought forward losses in the manner prescribed under Indian domestic tax law (i.e., long term capital losses can be set off only against long term capital gains while short term capital loss can be set off against both long term capital gains and short term capital gains). Further, any realized losses during a tax year in excess of gains may be carried forward for a period of up to eight years to offset future gains in a similar manner as prescribed. India imposes a tax on dividends paid by an Indian company at a rate of 20% plus applicable surcharges. This tax is imposed on the investor and subject to withholding tax. Further, the balance tax after adjusting the tax withheld if any is payable by a Fund prior to repatriation. Please refer to the Determination of Net Asset Value section for information on how treatment of these taxes may affect a Fund’s daily NAV.
The General Anti-Avoidance Rules (“GAAR”) under Indian tax law empower the Indian tax authorities to investigate and declare any arrangement it determines to be an “impermissible avoidance arrangement” and impose penalties and interest. It is noted that there is a relaxation provided from the applicability of GAAR to funds (i) holding a Foreign Portfolio Investor registration, (ii) investing in listed and unlisted securities in accordance with the Securities Exchange Board of India (Foreign Portfolio Investor Regulations), 2019 and (iii) that have not availed itself of any tax treaty relief. Although the Trust does not consider any Fund to be engaged in such an avoidance arrangement, and further, have noted the relaxation available on satisfaction of the conditions, there cannot be any assurances as to the determinations that could be made by Indian tax authorities.
China. The taxation on dividends and capital gains derived by nonresident enterprises was largely changed when China adopted the unified Enterprise Income Tax law effective as of January 1, 2008. Although the Chinese authorities have issued various tax circulars since then to provide the much-needed clarification, the tax treatment of capital gains derived by nonresident enterprises, such as the Funds, on shares issued by a Chinese resident company remains unclear. To the extent that such taxes are imposed on dispositions of holdings of the Funds, the Funds’ returns would be adversely impacted.
South Korea. The government of South Korea has imposed a non-recoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest paid by South Korean issuers. Under U.S.-South Korea income tax treaty, there is no South Korean withholding tax on realized capital gains.
General. The Funds consider the impact of a country’s tax laws and regulations, as well as withholding, when considering investment decisions. The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable U.S. federal or non-U.S. tax consequences of an investment in the Funds. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local taxes, as well as any foreign tax implications.
Backup Withholding. U.S. federal tax law requires that a Fund withhold as “backup withholding,” at a current rate of 24%, certain reportable payments, including dividends and capital gain distributions, paid to shareholders who fail to provide the Fund with a valid taxpayer identification number, make certain required certifications, have been notified by the Internal Revenue Service (“IRS”) that they are subject to federal backup withholding, or with respect to whom the Fund has been notified by the IRS that federal backup withholding applies. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be applied to the taxpayer’s ultimate federal income tax liability if proper documentation is provided to the IRS.
FATCA. Under the U.S. Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on each Fund’s distributions generally applies, subject to any applicable intergovernmental agreements, if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a foreign financial institution, it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under proposed Treasury regulations on which taxpayers may rely until final regulations are in place, FATCA withholding does not apply to capital gain distributions from a Fund or on gross proceeds of a sale or disposition of Fund shares. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exception or reduction. The Funds will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.
The foregoing discussion relates solely to U.S. investors. Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty) or the possible applicability of FATCA.
The above discussion and the related discussions in the prospectuses are not intended to be complete discussions of all applicable tax consequences of an investment in a Fund, or changes in U.S. and foreign tax laws that may become effective after the date of this SAI. Paul Hastings LLP has expressed no opinion in respect thereof. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state, local, and foreign taxes to an investment in a Fund.

Payments to Broker-Dealers and Other Financial Intermediaries
Matthews may pay a broker-dealer or other financial intermediary (such as a bank) for certain activities related to the Fund, including data collection, marketing, educational training, participation on certain distribution platforms or other initiatives related to the sale or promotion of Fund shares. Matthews makes these payments from their own assets and not from the assets of the Funds. Any such arrangements do not result in an increase in the expenses, or the cost of, owning the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Other Information
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part. Each such statement is qualified in all respects by such reference.
Reports to Shareholders
Each year, shareholders will receive tailored shareholder reports describing the Funds’ investment operations for the six-month period ended June 30 and the year ended December 31. Unaudited semi-annual financial statements and annual financial statements audited by independent certified public accountants are posted on the Funds’ website at matthewsasia.com. The Funds’ Form N-CSR is available at matthewsasia.com and upon request. Inquiries regarding the Funds may be directed to Matthews at (833) 228-5605.
Financial Statements
The financial statements for the Funds, including the notes thereto, as of December 31, 2025, are incorporated by reference from the Funds’ Form N-CSR as filed with the SEC.

Matthews International Funds
Form N-1A
Part C—Other Information
Item 28.
Exhibits
(a)(1)	Trust Instrument and Certificate of Trust is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.
(a)(2)	Amendment No. 1 to Trust Instrument was filed electronically with Post-Effective Amendment 97 on June 30, 2022.
(b)	By-Laws are incorporated herein by reference to and were filed electronically with Post-Effective Amendment No. 5 on December 26, 1996.
(c)	See Articles II and VII of the Registrant’s Trust Instrument.
(d)(1)	Reserved
(d)(2)	Reserved
(d)(3)
Investment Advisory Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of each series of the Trust, dated August 31, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
22 on October 28, 2004.

(d)(4)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 27 on October 31, 2005

(d)(5)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 11, 2006 to reflect the addition of the Matthews Asia Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(d)(6)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated August 31, 2007 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32, effective
April 29, 2008.

(d)(7)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on
September 15, 2008.

(d)(8)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.

(d)(9)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated May 19, 2011 to reflect the addition of the Matthews China Small Companies Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(d)(10)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2011 to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia
Strategic Income Fund), is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 50 on November 29, 2011.

(d)(11)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated April 30, 2013 to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(d)(12)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 1, 2013 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 57 on April 30, 2014.

(d)(13)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated September 1, 2014 to reflect an amendment to Appendix B, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(d)(14)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated April 30, 2015 to reflect the addition of the Matthews Asia ESG Fund, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(d)(15)
Amendment to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, dated November 30, 2015 to reflect the addition of the Matthews Asia Value Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(d)(16)
Investment Advisory Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of each series of the Trust, dated February 1, 2016, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
68 on April 28, 2016.

(d)(17)
Amended Appendix A to the Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews Asia
Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(d)(18)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds, effective as of August 30, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
83 on April 30, 2019.

(d)(19)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(d)(20)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the renaming of the Matthews
Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies
Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(d)(21)
Investment Management Agreement between Matthews International Capital Management, LLC and
Matthews International Funds, on behalf of the Matthews Emerging Markets Equity Active ETF,
Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(d)(22)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets ex China Active ETF, dated December 30, 2022 was filed electronically with
Post-Effective Amendment 101 on December 30, 2022.

(d)(23)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds dated February 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(d)(24)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews Korea
Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(d)(25)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews
India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF dated
September 20, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment 107 on September 20, 2023.

(d)(26)
Amendment to Investment Management Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect the addition of the Matthews
Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF effective as of
December 29, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 109 on December 15, 2023.

(d)(27)
Amendment to Investment Advisory Agreement between Matthews International Capital
Management, LLC and Matthews International Funds to reflect a reduction in advisory fees for the
Matthews Emerging Markets Small Companies Fund and the Matthews China Small Companies
Fund, effective as of January 1, 2024, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 112 on April 29, 2024.

(e)(1)
Underwriting Agreement for Matthews International Funds with PFPC Distributors, Inc., dated
December 31, 2000, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 16 on July 16, 2001.

(e)(2)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
20 on December 23, 2003.

(e)(3)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
27 on October 31, 2005.

(e)(4)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 29 on August 15, 2006.

(e)(5)
Form of Amended Schedule A to Underwriting Agreement for Matthews International Funds with
PFPC Distributors, Inc., dated September 15, 2008, to reflect the addition of the Matthews Emerging
Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(e)(6)
Amended Schedule A to Underwriting Agreement for Matthews International Funds with PFPC
Distributors, Inc., dated November 30, 2009, to reflect the addition of the Matthews China Dividend
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 39 on February 26, 2010.

(e)(7)
Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc.,
dated July 1, 2010, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 41 on August 27, 2010.

(e)(8)
Underwriting Agreement between Matthews International Funds and BNY Mellon Distributors Inc.,
effective May 27, 2011, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 48 on September 13, 2011.

(e)(9)
Distribution Agreement among Matthews International Funds, Matthews International Capital
Management, LLC and HMC Partners, dated May 17, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(e)(10)
Underwriting Agreement between Matthews International Funds and Foreside Funds Distributors
LLC, dated April 4, 2012, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 52 on April 27, 2012.

(e)(11)
Amendment to Underwriting Agreement between Matthews International Funds and Foreside Funds
Distributors LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and
Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 55 on April 30, 2013.

(e)(12)
Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC,
dated April 30, 2015, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(e)(13)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 63 on November 30, 2015.

(e)(14)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 68 on April 28, 2016.

(e)(15)
Novation to Distribution Agreement between Matthews International Funds and Foreside Funds
Distributors LLC is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 72 on April 27, 2017.

(e)(16)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia
Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(e)(17)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the renaming of the Matthews Emerging Markets Small Companies
Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value
Fund is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 92 on April 30, 2021.

(e)(18)
Distribution Agreement among Matthews International Funds, Matthews International Capital
Management, LLC and Picton S.A., dated April 30, 2021 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(e)(19)
Distribution Agreement between Matthews International Funds and Foreside Funds Distributors LLC,
on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active
ETF and Matthews China Active ETF, dated June 30, 2022 was filed electronically with
Post-Effective Amendment 97 on June 30, 2022.

(e)(20)	Form of Authorized Participant Agreement was filed electronically with Post-Effective Amendment 97 on June 30, 2022.
(e)(21)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets ex China Active
ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(e)(22)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Korea Active ETF dated April 28,
2023 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment 105 on April 28, 2023.

(e)(23)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Markets Sustainable Future
Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active
ETF and Matthews Asia Dividend Active ETF dated September 20, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(e)(24)
Amendment to the Distribution Agreement between Matthews International Funds and Foreside
Funds Distributors LLC to reflect the addition of the Matthews Emerging Discovery Active ETF and
Matthews China Discovery Active effective as of December 29, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15,
2023.

(f)	Not Applicable.

(g)(1)	Custody Agreement with The Bank of New York, dated September 25, 2000 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(g)(2)
Amended Schedule II to Custody Agreement with The Bank of New York, dated August 15, 2003 to reflect the addition of the Matthews Asia Pacific Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(g)(3)
Amended Schedule II to Custody Agreement with The Bank of New York, dated August 12, 2005 to reflect the addition of the Matthews India Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(g)(4)
Amended Schedule II to Custody Agreement with The Bank of New York, dated, dated August 11,
2006 to reflect the addition of the Matthews Asia Pacific Equity Income Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15,
2006.

(g)(5)	Custodian Agreement with Brown Brothers Harriman & Co., dated July 20, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(g)(6)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies
Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 35 on September 15,
2008.

(g)(7)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 12, 2009, to reflect the addition of the Matthews China Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 38 on
November 30, 2009.

(g)(8)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated May 19,
2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(g)(9)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(g)(10)
Futures Customer Account Agreement with HSBC Securities (USA) Inc., dated November 22, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 50 on November 29, 2011.

(g)(11)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30,
2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is
incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
55 on April 30, 2013.

(g)(12)
Customer Agreement for Futures Contracts with UBS Securities LLC, dated September 12, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
60 on April 30, 2015.

(g)(13)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated April 30,
2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(g)(14)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co., dated
November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30,
2015.

(g)(15)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the Matthews Asia
Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
68 on April 28, 2016.

(g)(16)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews Asia Total
Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(g)(17)
Amended Appendix A to Custodian Agreement with Brown Brothers Harriman & Co. to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the
Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging
Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(g)(18)
Custody Agreement among Matthews International Funds, Matthews International Capital
Management, LLC, and The Bank of New York Mellon, on behalf of the Matthews Emerging Markets
Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews China Active ETF, dated
July 7, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(g)(19)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets ex China Active ETF dated December 30, 2022 was filed electronically with
Post-Effective Amendment 101 on December 30, 2022.

(g)(20)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Korea Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(g)(21)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets Sustainable Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews
India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF dated
August 25, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment 107 on September 20, 2023.

(g)(22)
Amendment to Custody Agreement among Matthews International Funds, Matthews International
Capital Management, LLC, and The Bank of New York Mellon to reflect the addition of the Matthews
Emerging Markets Discovery Active ETF and Matthews China Discovery Active ETF effective as of
November 15, 2023 is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 109 on December 15, 2023.

(h)(1)
Investment Company Services Agreement for Matthews International Funds with FPS Services, Inc., dated October 1, 1997, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 8 on December 31, 1997.

(h)(1)(i)
Amendment to Investment Company Services Agreement, dated November 11, 1997, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 8 on
December 31, 1997.

(h)(1)(ii)	Amendment to Investment Company Services Agreement, dated July 31, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(h)(1)(iii)(A)
Amendment No. 3 to Investment Company Services Agreement, dated October 15, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
13 on December 20, 1999.

(h)(1)(iii)(B)
Amendment to Investment Company Services Agreement, dated December 30, 1998, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on
December 21, 2001.

(h)(1)(iv)
Amendment to Investment Company Services Agreement, dated December 1, 1999, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on
December 20, 1999.

(h)(1)(v)	Reserved.
(h)(1)(vi)	Amendment to Investment Company Services Agreement, dated May 1, 2001, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.

(h)(1)(vii)
Anti-Money Laundering and Privacy Amendment to Investment Company Services Agreement, dated
July 24, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 17 on December 30, 2002.

(h)(1)(viii)	Amendment to Investment Company Services Agreement, dated August 1, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 17 on December 30, 2002.
(h)(1)(ix)
Amendment to Investment Company Services Agreement, dated August 15, 2003, to reflect the addition of the Matthews Asia Pacific Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(x)
Customer Identification Services Amendment to Investment Company Services Agreement, dated
October 1, 2003, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 20 on December 23, 2003.

(h)(1)(xi)
Amended and Restated Investment Company Services Agreement, dated June 1, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on
October 31, 2005.

(h)(1)(xii)
Amended Schedule A to Investment Company Services Agreement, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(1)(xiii)
Amended Schedule A to Investment Company Services Agreement, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(1)(xiv)	Amendment to Investment Company Services Agreement, dated May 8, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(h)(1)(xv)
Second Amended and Restated Investment Company Services Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvi)
Services Standards related to the Second Amended and Restated Investment Company Services
Agreement, dated April 2, 2008, with effect from April 1, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 33 on June 18, 2008.

(h)(1)(xvii)
Form of Amended Schedule A to Second Amended and Restated Investment Company Services
Agreement, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets
Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(h)(1)(xviii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2009 to reflect the addition of the Matthews China Dividend Fund, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
39 on February 26, 2010.

(h)(1)(xix)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
effective May 31, 2011, to reflect the addition of the Matthews China Small Companies Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
48 on September 13, 2011.

(h)(1)(xx)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2011, to reflect the addition of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.

(h)(1)(xxi)
Amendment to Second Amended and Restated Investment Company Services Agreement, dated
January 1, 2012, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 52 on April 27, 2012.

(h)(1)(xxii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews
Emerging Asia Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 55 on April 30, 2013.

(h)(1)(xxiii)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(1)(xxiv)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement,
dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on
November 30, 2015.

(h)(1)(xxv)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to
reflect the addition of the Matthews Asia Credit Opportunities Fund and the renaming of the
Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology
Fund) is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 68 on April 28, 2016.

(h)(1)(xxvi)
Amended Schedule A to Second Amended and Restated Investment Company Services Agreement to
reflect the addition of the Matthews Emerging Markets Equity Fund, the renaming of the Matthews
Asia Total Return Bond Fund (formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 89 on April 29, 2020.

(h)(1)(xxvii)
Amendment to Second Amended and Restated Investment Company Services Agreement to reflect the renaming of the Matthews Emerging Markets Small Companies Fund (formerly known as the
Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging
Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(h)(1)(xxviii)
Fund Administration and Accounting Agreement among Matthews International Funds, Matthews
International Capital Management, LLC, and The Bank of New York Mellon, on behalf of the
Matthews Emerging Markets Equity Active ETF, Matthews Asia Innovators Active ETF and Matthews
China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(h)(1)(xxix)
Transfer Agency and Service Agreement between Matthews International Funds and The Bank of
New York Mellon, on behalf of the Matthews Emerging Markets Equity Active ETF, Matthews Asia
Innovators Active ETF and Matthews China Active ETF, dated July 1, 2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxx)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets ex China Active ETF dated December 30,
2022 was filed electronically with Post-Effective Amendment 101 on December 30, 2022.

(h)(1)(xxxi)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets ex China
Active ETF dated December 30, 2022 was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(h)(1)(xxxii)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Korea Active ETF dated April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(1)(xxxiii)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Korea Active ETF dated
April 28, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment 105 on April 28, 2023.

(h)(1)(xxxiv)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets Sustainable Future Active ETF, Matthews
Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews
Asia Dividend Active ETF dated August 25, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(h)(1)(xxxv)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets Sustainable
Future Active ETF, Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan
Active ETF and Matthews Asia Dividend Active ETF dated August 25, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(h)(1)(xxxvi)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon to
reflect the addition of the Matthews Emerging Markets Discovery Active ETF and Matthews China
Discovery Active ETF effective as of November 15, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15, 2023.

(h)(1)(xxxvii)
Amendment to Transfer Agency and Service Agreement between Matthews International Funds and
The Bank of New York Mellon to reflect the addition of the Matthews Emerging Markets Discovery
Active ETF and Matthews China Discovery Active ETF effective as of November 15, 2023 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
109 on December 15, 2023.

(h)(1)(xxxviii)
Amendment to Second Amended and Restated Investment Company Services Agreement dated
May 31, 2024 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 114 on April 30, 2025.

(h)(1)(xxxix)
Amendment to Fund Administration and Accounting Agreement among Matthews International
Funds, Matthews International Capital Management, LLC, and The Bank of New York Mellon dated
May 31, 2024 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 114 on April 30, 2025.

(h)(2)(i)
Shareholder Services Agreement between Matthews International Funds and Matthews International
Capital Management, LLC, dated April 17, 1998 and as amended April 3, 2002, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 18 on July 18, 2003.

(h)(2)(ii)
Amendment to Shareholder Services Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated August 15, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23,
2003.

(h)(2)(iii)
Administration and Shareholder Services Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated August 13, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 22 on October 28, 2004.

(h)(2)(iv)
Amended Schedule A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the Matthews India Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.

(h)(2)(v)
Amended Schedule A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.

(h)(2)(vi)
Amended Schedule B to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated August 11, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
30 on October 31, 2006.

(h)(2)(vii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated August 31, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on
April 29, 2008.

(h)(2)(viii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated September 15, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
35 on September 15, 2008.

(h)(2)(ix)
Amendment to Exhibit A to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated November 30,
2009, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 39 on February 26, 2010.

(h)(2)(x)	Reserved.
(h)(2)(xi)
Amended Exhibit B to Administration and Shareholder Services Agreement between Matthews
International Funds and Matthews International Capital Management, LLC, dated December 1, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment
No. 44 on April 29, 2011.

(h)(2)(xii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31,
2011.

(h)(2)(xiii)(A)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
50 on November 29, 2011.

(h)(2)(xiii)(B)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(2)(xiv)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated September 1, 2013, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
57 on April 30, 2014.

(h)(2)(xv)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, effective September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
60 on April 30, 2015.

(h)(2)(xvi)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(2)(xvii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(h)(2)(xviii)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews
Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(2)(xix)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(h)(2)(xx)
Amendment to Administration and Shareholder Services Agreement between Matthews International
Funds and Matthews International Capital Management, LLC to reflect the renaming of the Matthews
Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small Companies
Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(h)(3)
Operating Expenses Agreement between Matthews International Funds and Matthews International
Capital Management, LLC, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(i)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated August 12, 2005, to reflect the addition of the
Matthews India Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 28 on April 28, 2006.

(h)(3)(ii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated August 11, 2006, to reflect the addition of the
Matthews Asia Dividend Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 29 on August 15, 2006.

(h)(3)(iii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated as of April 23, 2007, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 31 on April 30, 2007.

(h)(3)(iv)
Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated September 15, 2008, to reflect the addition of the Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia
Small Companies Fund) is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 35 on September 15, 2008.

(h)(3)(v)	Reserved.
(h)(3)(vi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated as of April 29, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 36 on April 29, 2009.

(h)(3)(vii)
Amended Exhibit A to Operating Expenses Agreement between Matthews International Funds and
Matthews International Capital Management, LLC, dated November 30, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26,
2010.

(h)(3)(viii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated May 19, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 46 on May 31, 2011.

(h)(3)(ix)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated November 30, 2011, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29,
2011.

(h)(3)(x)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated April 30, 2013, to reflect the addition of the Matthews
Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(h)(3)(xi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of May 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 57 on April 30, 2014.

(h)(3)(xii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of April 30, 2015, to reflect the addition of the
Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 60 on April 30, 2015.

(h)(3)(xiii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, dated November 30, 2015, to reflect the addition of the
Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 63 on November 30, 2015.

(h)(3)(xiv)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the addition of the Matthews Asia Credit
Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the
Matthews Asia Science and Technology Fund) is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(h)(3)(xv)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of April 28, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(h)(3)(xvi)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of November 30, 2017, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 75 on November 29,
2017.

(h)(3)(xvii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the addition of the Matthews Emerging Markets
Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund (formerly known as the
Matthews Asia Strategic Income Fund), and the liquidation of the Matthews Asia Focus Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
89 on April 29, 2020.

(h)(3)(xviii)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets
Small Companies Fund (formerly known as the Matthews Asia Small Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the
Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 92 on April 30, 2021.

(h)(3)(xix)
Amendment to Operating Expenses Agreement between Matthews International Funds and Matthews
International Capital Management, LLC to reflect the renaming of the Matthews Emerging Markets
Sustainable Future Fund (formerly known as the Matthews Asia ESG Fund), effective as of July 29,
2022 is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 98 on July 29, 2022.

(h)(4)
Amended and Restated Intermediary platform fee subsidy letter agreement between Matthews
International Funds and Matthews International Capital Management, LLC, effective as of March 1,
2015, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 60 on April 30, 2015.

(h)(5)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of September 1, 2014, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(h)(6)
Amendment to fee waiver letter agreement between Matthews International Funds and Matthews
International Capital Management, LLC, effective as of February 28, 2018, is incorporated by reference to and was filed electronically with Post-Effective Amendment No. 77 on April 27, 2018.

(h)(7)
Fund of Funds Investment Agreement between Matthews International Funds and Fidelity Rutland
Square Trust II, effective as of January 18, 2022, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(8)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of April 28, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.

(h)(9)
Fee waiver letter agreement between Matthews International Funds and Matthews International
Capital Management, LLC, effective as of December 29, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 109 on December 15, 2023.

(i)
Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with
Post–Effective Amendment Nos. 13, 19, 17, 30, 35, and 89 on December 20, 1999, September 26,
2003, October 31, 2005, October 31, 2006, September 15, 2008, and April 29, 2020, respectively.

(i)(1)	Not Applicable.
(i)(2)
Legal Opinions of Counsel are incorporated herein by reference to and were filed electronically with
Post-Effective Amendment Nos. 38, 46, 50, 55, 60 and 63, on November 30, 2009, May 30,
2011, November 29, 2011, April 30, 2013, April 30, 2015, November 30, 2015, and April 28, 2016,
respectively.

(i)(3)
Legal opinion of Paul Hastings LLP as to tax matters with respect to the reorganization of the
Matthews Emerging Asia Fund, a series of the Registrant, into the Matthews Asia Small Companies
Fund, a series of the Registrant, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(i)(4)
Legal Opinion with respect to the Matthews Emerging Markets Equity Active ETF, Matthews Asia
Innovators Active ETF and Matthews China Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 97 on June 30, 2022.

(i)(5)
Legal Opinion with respect to the Matthews Emerging Markets ex China Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 101 on
December 30, 2022.

(i)(6)	Legal Opinion with respect to the Matthews Korea Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 105 on April 28, 2023.
(i)(7)
Legal Opinion with respect to the Matthews Emerging Markets Sustainable Future Active ETF,
Matthews Pacific Tiger Active ETF, Matthews India Active ETF, Matthews Japan Active ETF, and
Matthews Asia Dividend Active ETF is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 107 on September 20, 2023.

(i)(8)
Revised Legal Opinion with respect to the Matthews Emerging Markets Discovery Active ETF and
Matthews China Discovery Active ETF dated December 15, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment 110 on December 21, 2023.

(i)(9)	Consent of Counsel is filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.
(k)	Not Applicable.
(l)	Not Applicable.
(m)(1)	12b-1 Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 13 on December 20, 1999.
(m)(2)	Distribution Plan – Class A dated August 13, 2004 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.
(m)(3)
Amended and Restated Distribution (12b-1) and Services Plan — Investor Class, dated February 28,
2017, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 72 on April 27, 2017.

(m)(4)
Distribution (12b-1) and Services Plan for Specified ETF Series, dated December 29, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No.
112 on April 29, 2024.

(m)(5)
Amended and Restated Distribution (12b-1) and Services Plan — Investor Class, dated February 28,
2024, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 112 on April 29, 2024.

(n)	Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 41 on August 27, 2010.
(n)(1)	Reserved.
(n)(2)	Amended Appendix A to the Multiple Class Plan is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 50 on November 29, 2011.
(n)(3)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews
Asia Focus Fund and Matthews Emerging Asia Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 55 on April 30, 2013.

(n)(4)
Amended and Restated Appendix A to the Multiple Class Plan, dated April 30, 2015, to reflect the addition of the Matthews Asia ESG Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.

(n)(5)
Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews
Asia Value Fund, dated November 30, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 63 on November 30, 2015.

(n)(6)
Amended and Restated Appendix A to the Multiple Class Plan, to reflect the addition of the Matthews
Asia Credit Opportunities Fund and the renaming of the Matthews Asia Innovators Fund (formerly known as the Matthews Asia Science and Technology Fund), is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 68 on April 28, 2016.

(n)(7)	Amended and Restated Multiple Class Plan dated February 28, 2017 is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 72 on April 27, 2017.

(n)(8)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the addition of the Matthews
Emerging Markets Equity Fund, the renaming of the Matthews Asia Total Return Bond Fund
(formerly known as the Matthews Asia Strategic Income Fund), and the liquidation of the Matthews
Asia Focus Fund is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 89 on April 29, 2020.

(n)(9)
Amended and Restated Appendix A to the Multiple Class Plan to reflect the renaming of the
Matthews Emerging Markets Small Companies Fund (formerly known as the Matthews Asia Small
Companies Fund), the reorganization and liquidation of the Matthews Emerging Asia Fund, and the liquidation of the Matthews Asia Value Fund is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 92 on April 30, 2021.

(o)	Reserved.
(p)(1)	Code of Ethics of Matthews International Capital Management, LLC is incorporated herein by reference to and filed electronically with Post-Effective Amendment No. 14 on October 12, 2000.
(p)(2)	Code of Ethics of Matthews International Funds is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 16 on December 21, 2001.
(p)(3)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated December 15, 2003, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 20 on December 23, 2003.

(p)(4)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated October 11, 2004, is incorporated herein by reference and was filed electronically with
Post-Effective Amendment No. 23 on December 29, 2004.

(p)(5)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated May 2005, is incorporated herein by reference and was filed electronically with Post-Effective
Amendment No. 26 on August 10, 2005.

(p)(6)
Code of Ethics of Matthews Asian Funds and Matthews International Capital Management, LLC,
dated June 2007, is incorporated herein by reference to and was filed electronically with
Post-Effective Amendment No. 32 on April 29, 2008.

(p)(7)
Code of Ethics of Matthews Asia Funds and Matthews International Capital Management, LLC, dated
June 1, 2009, is incorporated herein by reference to and was filed electronically with Post-Effective
Amendment No. 37 on September 16, 2009.

(q)(1)	Power of Attorney, dated November 14, 2003, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 20 on December 23, 2003.
(q)(2)	Power of Attorney, dated January 27, 2004, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 21 on January 28, 2004.
(q)(3)	Power of Attorney, dated August 12, 2005, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 27 on October 31, 2005.
(q)(4)	Power of Attorney, dated May 25, 2006, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 29 on August 15, 2006.
(q)(5)	Power of Attorney, dated February 28, 2008, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 32 on April 29, 2008.
(q)(6)	Power of Attorney, dated February 23, 2010, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 39 on February 26, 2010.
(q)(7)	Power of Attorney, dated April 28, 2015, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 60 on April 30, 2015.
(q)(8)	Power of Attorney, dated November 14, 2018, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 83 on April 30, 2019.
(q)(9)	Power of Attorney, dated May 31, 2023, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 106 on July 7, 2023.
(q)(10)	Power of Attorney, dated February 21, 2024, is incorporated herein by reference to and was filed electronically with Post-Effective Amendment No. 112 on April 29, 2024.

Item 29.
Persons Controlled by or Under Common Control with the Fund
In addition to the Registrant, Matthews International Capital Management, LLC (“Matthews”), or an affiliate of Matthews, also serves as the investment adviser to the following funds, each of which is under common control with the Registrant: Matthews Asia Funds SICAV, an open-end investment company organized under the laws of Luxembourg; Matthews Asia Institutional Funds, LLC, an unregistered investment company organized under the laws of the State of Delaware; and The China Fund, Inc., a closed-end investment company organized under the laws of the State of Maryland.
Item 30.
Indemnification
Section 10.2 of the Registrant’s Trust Instrument provides as follows:
10.2 Indemnification. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 10.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.
The Trust shall indemnify officers, and shall have the power to indemnify representatives and employees of the Trust, to the same extent that Trustees are entitled to indemnification pursuant to this Section 10.2.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.
Section 10.3 of the Registrant’s Trust Instrument, incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 5, also provides for the indemnification of shareholders of the Registrant. Section 10.3 states as follows:
10.3 Shareholders. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Series.
In addition, Registrant currently has a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, the Registrant has entered into an Indemnification Agreement with each Trustee providing for indemnification and advancement of expenses consistent with the Registrant’s Trust Instrument and applicable state and federal statutes.
Undertaking by Registrant Related to Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.
Business and Other Connections of the Investment Adviser
The primary business activity of Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111 (“Matthews”), is to offer continuous investment management supervision to client portfolios. Matthews also acts as the investment manager and global distributor, where permitted by local law, of Matthews Asia Funds, SICAV, an open-end umbrella fund organized under the laws of Luxembourg. Matthews Global Investors (Hong Kong) Limited (MGI-HK”), a Hong Kong registered broker-dealer, and Matthews Global Investors (UK) Limited (“MGI-UK”), a UK-licensed firm with the Financial Conduct Authority, are wholly owned subsidiaries of Matthews that are engaged in marketing non-U.S. funds to non-U.S. investors. MGI-HK and MGI-UK are regarded as participating affiliates of Matthews and provide certain portfolio management services at no extra cost to certain of the Funds.
Matthews is registered under the Investment Advisers Act of 1940, as amended. Information as to the directors and officers of Matthews is as follows:
Name and Position with Matthews	Other Company	Position With Other Company
Mark Headley Director, Executive Chair and Interim CEO	Conservation Lands Foundation 835 E. 2nd Avenue, #305 Durango, CO 81301	Chair
G. Paul Matthews Director	N/A	N/A
Christopher Doll Director	City National Bank, an RBC Company 555 South Flower Street, 13th floor Los Angeles, CA 90071	Director
Noriyuki Sato Director	Mizuho Financial Group, Inc. 1-5-5 Otemachi Chiyoda-ku, Tokyo Japan	Senior Executive Officer and Head of Asset Management Company
	Mizuho Bank, Ltd. 1-5-5 Otemachi Chiyoda-ku, Tokyo Japan	Managing Executive Officer and Head of Asset Management Division
	AP Property Fund Management PTE LTD 4th fl, Hakushika Kayabacho Building 1-17-18, Shinkawa Chuo-ku, Tokyo Japan	Director and CEO
	AP Proerty Fund Management 4th fl, Hakushika Kayabacho Building 1-17-18, Shinkawa Chuo-ku, Tokyo Japan	Director and CIO
Thomas Hutchins Director	Lovell Minnick Partners, LLC 1230 Rosecrans Avenue Manhattan Beach, CA 90266	Principal
J. David Kast Global Head of Risk and Compliance Chief Compliance Officer Anti-Money Laundering Officer	N/A	N/A
John P. McGowan Head of Fund Administration	Matthews Asia Funds SICAV 80, route d’Esch L-1470 Luxembourg Grand Duchy of Luxembourg R.C.S. Luxembourg B 151275	Director
Deepa Damre Smith General Counsel	N/A	N/A
Neil Steedman Global Head of Distribution and Strategy	N/A	N/A

Name and Position with Matthews	Other Company	Position With Other Company
Sean Taylor Chief Investment Officer	DWS Investments Hong Kong Limited 60/F, International Commerce Center 1 Austin Road West Kowloon, Hong Kong, China	Chief Investment Officer, Managing Director
Item 32.
Principal Underwriters
(a)(1)
Foreside Funds Distributors LLC, principal underwriter of the Trust in the United States (the “U.S. Distributor”), serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:
1.Fairholme Funds, Inc.
2.FundVantage Trust
3.GuideStone Funds
4.Harrison Street Infrastructure Income Fund
5.Harrison Street Real Assets Fund LLC
6.Harrison Street Real Estate Fund LLC
7.Matthews International Funds (d/b/a Matthews Asia Funds)
8.New Alternatives Fund
9.Old Westbury Funds, Inc.
10.Polen Credit Opportunities Fund
(a)(2)
Other than the Matthews Asia Funds, Picton S.A., principal underwriter of certain series of the Trust in Latin America (the “Latin American Distributor”), serves as principal underwriter for no other investment companies registered under the Investment Company Act of 1940, as amended.
(b)(1)
The following is a list of the executive officers of the U.S. Distributor:
Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Jennifer A. Brunner	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(b)(2)
The following is a list of the directors and executive officers of the Latin American Distributor:
Board of Directors of the Latin American Distributor:
Name	Position(s) with Latin American Distributor	Effective Date
Matías Eguiguren Bravo	Director	May 3, 2022
Gregorio Donoso Ibañez	Director	January 2, 2012
Augusto Jesús Undurraga Bulnes	Director	January 2, 2012

Name	Position(s) with Latin American Distributor	Effective Date
José Miguel Ureta Cardoen	Chairman	May 3, 2022
Officers of the Latin American Distributor:
Name	Position(s) with Latin American Distributor	Effective Date
Tomas Court	Chief Executive Officer	July 1, 2024
(c)
Not Applicable
Item 33.
Location of Accounts and Records
Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:
(a)
With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant’s Custodian:
For the Matthews Emerging Markets Equity Active ETF, Matthews Emerging Markets ex China Active ETF, Matthews Emerging Markets Sustainable Future Active ETF, Matthews Emerging Markets Discovery Active ETF, Matthews Pacific Tiger Active ETF, Matthews Asia Innovators Active ETF, Matthews Korea Active ETF, Matthews China Active ETF, Matthews China Innovators Active ETF, Matthews India Active ETF, Matthews Japan Active ETF and Matthews Asia Dividend Active ETF: The Bank of New York Mellon, 301 Bellevue Parkway, Wilmington, DE 19809.
For all other Funds: Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110-1548.
(b)
With respect to Rules 31a-1(a); 31a-1(b)(2)(i)(c), (d), (e) and (f); (4); and 31a-1(f), the required books and records are maintained at the offices of Registrant’s Administrator, Transfer Agent and Fund Accounting Services Agent:
The Bank of New York Mellon (Administrator and Fund Accounting Services Agent) and BNY Mellon Investment Servicing (US) Inc. (Transfer Agent), 301 Bellevue Parkway, Wilmington, DE 19809.
(c)
With respect to Rules 31a-1(b)(4), (5), (6), (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor:
Matthews International Capital Management, LLC, Four Embarcadero Center, Suite 550, San Francisco, CA 94111
(d)
With respect to Rule 31a-1(f), the required books and records are maintained at Registrant’s agent:
The Depository Trust & Clearing Corporation, 55 Thomson Place, Boston, MA 02210
Item 34.
Management Services
Not Applicable.
Item 35.
Undertakings
Not Applicable.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 119 to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco, and State of California, on the 30th day of April, 2026.
Matthews International Funds
By:	/s/ Mark W. Headley
Mark W. Headley President and Principal Executive Officer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 119 to the Registrant’s registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
/s/ Mark W. Headley	Trustee, President and Principal Executive Officer	April 30, 2026
Mark W. Headley
/s/ Shai Malka	Treasurer, Principal Accounting Officer and Principal Financial Officer	April 30, 2026
Shai Malka
Neal Andrews*	Trustee	April 30, 2026
Neal Andrews
Gale K. Caruso*	Trustee	April 30, 2026
Gale K. Caruso
Christopher F. Lee*	Trustee	April 30, 2026
Christopher F. Lee
Rhoda Rossman*	Trustee	April 30, 2026
Rhoda Rossman
Jonathan F. Zeschin*	Trustee	April 30, 2026
Jonathan F. Zeschin

*By:	/s/ John McGowan
John McGowan as Attorney-in-Fact and Agent pursuant to Power of Attorney

Matthews International Funds
N-1A
Exhibit Index
Exhibit No.	Description
(i)(9)	Consent of Counsel
(j)	Consent of Independent Registered Public Accounting Firm